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                                        [PHOTO]
                                        Up Close

                                          Annual Report
                                        December 31, 2001

                                History shows
                                patience is rewarded

                                Agent-client
                                relationship fueled by
                                caring and trust

Horace Mann

Horace Mann Mutual Funds and Horace Mann Life Insurance Company Separate Account Annual Report

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[PHOTO]
Enjoy "one-stop shopping" with Horace Mann

     It gives you confidence to have one doctor or one attorney you can count on. Having one insurance agent to handle your insurance portfolio can provide you the same convenience and peace of mind.

     Horace Mann offers you a full range of insurance products and services designed for educators and education support personnel, including:

         . Auto insurance               . Life insurance

         . Homeowners, renters or       . Disability insurance
           condominium insurance

         . Flood insurance

     If you'd like a full insurance review, contact your agent.

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Table of Contents

           [PHOTO]

           Features

           Agent-client relationship fueled by caring and trust .........    3

           Bourque's `I care' attitude propels his success ..............    8

           History shows patience is rewarded ...........................   12

           Departments

           Investment adviser letter ....................................   16

           Financial statements .........................................   21

           On the cover: Horace Mann's Maurice Bourque helps guide client Susan Norton along her path toward retirement planning.

[PHOTO]

      EDITOR'S NOTE: Nothing in these articles should be construed as a promise or guarantee of future performance. Investment decisions are very personal and should take into account many individual factors. More complete information on the funds can be found in the current prospectuses.

      This report must be preceded or accompanied by a current prospectus.

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Horace Mann Mutual Funds
--------------------------------------------------------------------------------

                                                      P.O. Box 4657
                                                      Springfield, IL 62708-4657
                                                      (217) 789-2500

Fellow Shareholders:

One of the most important tasks you will undertake in the course of your career is investing for retirement, and Horace Mann is proud to serve you in your effort to cultivate long-term financial success. Thank you for your continued confidence in the Horace Mann Mutual Funds.

Market Review

The events of Sept. 11 cast a cloud on an already disappointing year for stock investors. While the nation rallied together following the attacks, the year proved difficult as the bull market of prior years became a distant memory. Companies continued to suffer under the weight of a lagging economy, and pockets of growth were few and far between. Investors continued to see losses in many technology-oriented stocks as 2001 proved especially difficult for this sector. Companies whose market values grew significantly in previous years pulled back and prior years' gains eroded. Long-term value stock investors were rewarded as the growth style of investing, which had enjoyed unmitigated success in recent years, fell behind their value counterparts. While 2001 provided investors with extreme challenges, the benefits of well-diversified investing were clearly apparent. As an example, bonds generally performed well in this environment, building on gains of the previous year.

While 2001 was a down year in the stock market, there were some spots for encouragement in the Horace Mann Mutual Funds family:

..    The Equity Fund, though it posted a slightly negative return in 2001, significantly outperformed the S&P 500 Index, continuing a trend that began in early 2000;

..    The Balanced Fund also posted solid returns, picking up ground for the year and exceeding its benchmark;

..    The International Equity Fund performed in sympathy with a difficult environment for international stocks, yielding slightly to its benchmark;

..    Income Fund investors enjoyed gains that countered the decline in stock prices; and

..    The Short-Term Investment Fund produced positive returns in 2001.

All of the Horace Mann Mutual Funds remain well positioned to provide you with appropriate investments for your long-term retirement needs. Wilshire Associates, in their role as Adviser, made two significant changes in the management of the funds in 2001. Mazama Capital Management was retained to manage a portion of the Small Cap Growth Fund, and Bernstein Investment Research & Management's assignment with the Horace Mann Mutual Funds was expanded to include the Socially Responsible Fund. Results have been encouraging in these funds so far, and Wilshire Associates will continue to monitor the management of the funds and take the necessary steps to strive to provide you with the best opportunity to succeed in your investment plan.

With great appreciation for your dedication in educating our nation's schoolchildren during these difficult times, Horace Mann maintains its commitment to providing you with financial solutions that make sense for the long term. We look forward to working by your side in this challenging investment environment, and assisting you in reaching your long-term investment objectives. On behalf of Horace Mann, I thank you for your continued confidence in the Horace Mann Mutual Funds, and wish you the very best in 2002.

Sincerely,


/s/ George Zock
George Zock
Chairman
Horace Mann Mutual Funds

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  Agent-client relationship fueled by caring and trust

[PHOTO]

Fred Mailloux leads a comfortable life in Raynham, Mass. He's been a teacher for 31 years, and he recently retired as a lieutenant colonel in the Army Reserve.

Some may think the teacher in him guides his daily life. But actually it's Mailloux's values that have shaped him while maturing in his professional life.

As if preparing a daily lesson plan for in the classroom, where he teaches French and Spanish at Foxboro High School, Mailloux uses the same disciplined approach to adhering to his financial plan as when be began crafting it when he started his teaching career in 1972.

"I'm sort of a traditionalist," said Mailloux. "I've had a financial plan in place for a long time. I don't or die by the daily market. When there's a downturn, like after Sept. 11, I take the punch, confident the market will be back up, as it has been. There's no need to panic."

Mailloux has been a Horace Mann customer since 1975 and a client of agent Maurice R. Bourque, CLU, ChFC, LUTCF, since the early 1980s. "I know Maurice is an insurance agent," said Mailloux.

"However, in many ways, he's my financial manager. I have two homeowner policies, two life insurance policies, my family insures six cars, an umbrella policy, and my 403(b) are through Horace Mann. I wouldn't want anybody else handling my insurance.

"Maurice and I meet every summer, usually in July, and go over everything in detail. We know where we've been, where we're at and where we're going. I appreciate his advice and assistance very much. He always brings TLC to the discussion, and it's quite apparent. He treats me as Fred Mailloux, not a number."

Fred Mailloux, right, of Raynham, Mass., and a Horace Mann client since 1975, enjoys a chat with his insurance representative Maurice Bourque.

[PHOTO]

                                                                               3

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Changing needs

Mailloux is nearing retirement, and his financial needs are changing. He's been married 28 years to Carol, a professor of nursing at the University of Massachusetts-Dartmouth. They have a daughter at home, Caroline, a junior in high school. Mailloux has two sons, Michael, a graduate of St. Michael's (Vermont) College and a first lieutenant airborne ranger stationed at Fort Bragg, N.C., and Peter, a graduate of St. Anselm's (New Hampshire) College, who works for a large food chain in the New England area.

[PHOTO]

"Carol and I have two kids through college and we have my daughter to go," said Mailloux. "Through the years that has been our focus, a college education for each child. We've planned for that, for all practical purposes, from the beginning of our marriage.

"Now, we're shifting to retirement planning. That's always been in the back of our mind, but now with Caroline nearing college, our retirement planning has come more to the forefront. It's all part of our financial plan."

The "traditional" Mailloux uses a conservative approach to his financial plan. His investment approach has always been long-term. "I like the strong, old companies who have been around for a long time, and you know they'll be in around for a long time," said Mailloux. "I go with the proven choices. I've never been in a hurry. It's not about timing. It's about staying in the race for the duration. The way to make money is not the fast way, but the patient way."

The Massachusetts-born Mailloux earned a bachelor's degree from Providence College in modern language education and a master's in guidance counseling from Bridgewater (Mass.) State College.

"I've been blessed with a wonderful family and occupation," said Mailloux. "It's a joy to be teaching young people, to connect with them and be an influence. I've met many wonderful people. The students are great, my colleagues are enthusiastic and energetic, and the administration has been helpful. It's through contacts at school I met Maurice Bourque.

"Our relationship isn't personal to the point we share dinners or get-togethers, but it's not all professional, either. We know each other very well. Maurice always asks about the family. He has a very positive personality. He would have made a great teacher. He's patient and makes sure I understand everything. I have confidence in Maurice, but more importantly, I trust him. That's why he has all lines of my insurance. I can talk to him and not have to make three or four phone calls."

Professor Carol Mailloux, wife of Fred Mailloux, discusses a policy with Maurice Bourque.

"It's not about timing. It's about staying in the race for the duration. The way to make money is not the fast way, but the patient way."

4

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The convenience of 'one-stop shopping'

Susan Norton of Rochester, Mass., also appreciates the convenience of one-stop shopping.

"One call to Maurice does it all," said Norton. "It makes so much sense to keep it together. We're pleased with Maurice. He's very professional and very accommodating. I've directed several families to him, and they're still with him. I think that speaks volumes."

Norton's presence also speaks volumes at Rochester Memorial School, an elementary school of 515 students where she has presided as assistant principal since 1990 and where she began her teaching career in 1976.

It was soon after that she met Bourque. "When I began teaching, I had another Horace Mann agent," said Norton, who earned bachelor's and master's degrees from Bridgewater (Mass.) State College. "He had been with the company a long time and moved out of state. Maurice took over for him, and we hit it off immediately. Since then, we meet every year and review the policies."

[PHOTO]

Susan Norton, an assistant principal from Rochester, Mass., enjoys the convenience of having her insurance policies with one agent.

Norton has life, homeowners, four auto policies and two annuities. "My first policy was a life insurance policy on myself," said Norton. "As the years went by and I married and had children, the needs increased, and Maurice was always there.

"My most recent purchase was another annuity. I had an annuity through school, and Stuart (her husband) had one through Maurice. Now I have an annuity through Maurice, and it's better than the one I have at school."

Norton also has a life policy on each of her two daughters, Michelle, a nursing student at the University of Massachusetts-Dartmouth, and Kimberly, a senior at Old Rochester Regional High School who has been accepted at Stonehill (Mass.) College, where she will study psychology.

[PHOTO]

Kimberly Norton, daughter of Susan and Stuart Norton, intends to study psychology after graduating from high school this spring.

"We're very happy the girls want to go to college. We're very lucky parents," said Norton, who has been married to her childhood sweetheart for nearly 27 years. "We had a romance in the third grade. Stuart gave me a red plastic heart pin on Valentine's Day. Who would have thought then we'd marry and have two wonderful daughters?"

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"When I don't understand what he's saying, I'm never afraid to say you lost me.
He takes the time to make sure I understand everything he has to say. I never feel rushed."

[PHOTO]

Maurice Bourque, seated, explains the asset allocation process to Susan and Stuart Norton.

Norton's husband teaches mathematics and theory as it relates to carpentry at Old Colony Regional Vocational Technical High School in Rochester. "Stuart is a talented builder," said Norton. "He built the house we're living in. He used to work for a builder, but he didn't have retirement benefits. Maurice ensured that we got the services he didn't have in that profession."

That, Norton said, is why Bourque has been her agent for so long. "He's honest," Norton said. "He cares about me and my family. I tend to be a doubting Thomas and somewhat skeptical, but I trust him. He's not scamming me. When I don't understand what he's saying, I'm never afraid to say you lost me. He takes the time to make sure I understand everything he has to say. I never feel rushed."

More options for retirement planning

Never had Norton appreciated Bourque more than in the last 18 months when Horace Mann added nearly 25 more variable annuity investment options to help her in her effort to achieve a more comfortable retirement.

"We went through the asset allocation process and determined my risk tolerance," said Norton. "Maurice guided me every step of the way."

Bourque helped Norton select which variable annuity investment options were right for her. "I rely on him because he is so knowledgeable," said Norton. "I just wish I had put money in an annuity sooner."

Norton said she does not move from one variable annuity investment option to another variable annuity investment option, chasing what is -- or was - hot. "I learned early on from Maurice that the market balances itself out quite nicely," said Norton "Patience ultimately wins."

Agent advice includes Horace Mann scholarships

Maria Queiroz of New Bedford, Mass., is raising her 9-year-old son Joey, whose dream and aspiration is to attend Massachusetts Institute of Technology and study archeology.

Even with Bourque's help, Queiroz realizes she needs more. "Joey has a real expensive dream," said Queiroz. "I want him to dream his dreams. Naturally, I'll do everything I can to help him realize his dreams. I know I'll need some help in the form of scholarships. And even though Joey is only 9, Maurice has told us about the Horace Mann scholarships. I know there are several different denominations, including one for $20,000 over four years. That's impressive of him to let me know, even though I'm not going to be needing it for another nine or 10 years. But he's making me aware of my options."

Bourque has been making Queiroz aware of her options since he sold her an annuity in 1996. Since then, Queiroz has purchased a life, homeowner and auto policy from him. "It was a package deal," laughed Queiroz. "Actually, I got the annuity first. He calls me every year for a review. He sends me birthday cards every year, and I get a card from him every year asking if I'm satisfied.

"I wish I could do more with my annuity, but right now I'm unable to. But Maurice is there to let me know he's there with advice or just thinking of me. There isn't any pressure. He's down to earth. He is a kind and considerate gentleman."

Queiroz has taught special education at Normandin Junior High School -- where she attended sixth through eighth grades -- for the past nine years. She earned a bachelor's of arts degree in sociology from the University of Massachusetts-Dartmouth and a master's in special education from Bridgewater (Mass.) State College.

"Obviously, education is very important to me," said Queiroz. "It's a passion I have. It's one I'm passing to Joey. That is why it's important I make his dream come true. I want him to go to the best school possible. I want Joey to have the best education possible. Education creates opportunities and opens so many doors. I don't want any to be closed to him."

Neither does Bourque. "Whether a family like Maria's is saving for college or retirement, I want to help them accomplish their objectives," said Bourque. "If I can do that, then I have succeeded far more than any awards I may receive."

[PHOTO]

New Bedford, Mass., teacher Maria Queiroz is happy and content trying to help students -- and her son Joey -- realize their dreams.

  Bourque's `I care' attitude propels his success

A simple credo guides Horace Mann agent Maurice Bourque's business: "The customer doesn't care how much I know until that person knows how much I care."

That philosophy has served the Massachusetts agent since joining Horace Mann in 1979. It has earned him outstanding sales performance and recognition within the company and in the industry. It has also enabled him to easily fulfill the Horace Mann value proposition of providing lifelong, financial well-being for educators and their families through personalized service, advice and a full range of tailored insurance and financial products.

"You have to care," said Bourque. "That is what insurance is all about. That is what I do, and what I do best. Before I design a program to meet my clients' objectives, I listen to them. I ask questions. Then I use my knowledge and experience to determine which of our products fit their needs best. Annuities in varied forms often work best.

"Many of my clients have been with me since I started this business, and now their children are coming forward with families of their own. I'm very pleased to have my name passed from generation to generation."

[PHOTO]

Bourque's clients have many different annuity investment options, including a fixed account and several variable accounts. The number has more than doubled in the last 18 months, which has provided his clients much more flexibility in diversifying their holdings.

"Many of my clients have been with me since I started this business, and now their children are coming forward with families of their own. I'm very pleased to have my name passed from generation to generation."

[PHOTO]

Maurice Bourque and his "I care" attitude have helped meet the insurance needs of his clients since 1979.

Helping educate the educators

Part of being a good agent is being a good educator, and the irony is that many of Bourque's customers -- as is Horace Mann's target audience -- are teachers. To better educate and inform his customers, Bourque stays abreast of changing tax laws by staying current of new regulations. "My customers deserve to know I'm watching out for their interests," said Bourque. "I pride myself in knowing what's going on with laws and regulations. That enables me to provide better service to my customers. They deserve the best effort I can put forth. They deserve to have their agent be the most knowledgeable he or she can be."

And like many of his educator clients who have gone back to school for advanced degrees, Bourque has expanded his insurance and financial knowledge with additional education. He has earned the Chartered Life Underwriter (CLU), Chartered Financial Consultant (ChFC) and the Life Underwriting Training Council Fellow (LUTCF) designations. The courses Bourque has taken support his efforts to be the best financial services professional he can be for his clients.

[PHOTO]

"Call me old-fashioned, but this business is still a people's business," said Maurice Bourque, who meets with client Maria Queiroz and son Joey.

"To me, these designations tell my customers I have gone the extra mile to be a better informed insurance professional," said Bourque. "I've advanced my studies to become an expert. Undoubtedly, it adds to my credibility. And it strengthens my reputation as a professional with experience and expertise to help my customers craft a financial plan. My relationship with my customers is one of loyalty and trust, and I've worked my life to create that. I take it seriously and would never betray their confidence."

Bourque has earned numerous company awards, and his industry honors have likewise been sterling, including earning membership to the President's Council of Life Millionaires (the highest level of sales production and service) for 21 consecutive years. He is also a life and qualifying member of the prestigious International Million Dollar Round Table.

"Maurice is very professional and courteous, and he provides instantaneous service," said Fred Mailloux, a long-time Bourque client. "Whenever I speak to him, I feel I have his attention, and I'm important." "Maurice is an exceptionally wonderful man." Said Norton "He's accessible and accommodating. "He has always been there for my family."

[PHOTO]

Maurice Bourque chats with Susan Norton on one of his many visits to Rochester Memorial School.

Internet a complement to agent

But Bourque realizes customers are changing the way they do business. They want instant accessibility 24 hours a day, seven days a week, and that's through the Internet.

"E-mail is becoming huge in our industry and will be the future of our business," said Bourque. "We get requests every week from clients and potential clients."

The response cards Bourque sends on a regular basis to clients asking what he can do better is often returned with requests for Internet access. "Lately, that's a consistent theme," said Bourque. "I'm in the process of developing a Web page for the business."

Horace Mann has a Web site, www.horacemann.com, and it is constantly being updated and upgraded to provide more information for its customers to access anytime from anywhere. "This site is a resource for all kinds of information," said Bourque. "It's constantly evolving, and eventually will be able to meet most of the customers' needs to do business with Horace Mann. My Web site will complement it.

"Call me old fashioned, but this business is still a people's business."

[PHOTO]

"The Internet is exciting and wonderful and necessary. It's a new way of doing business and one that you can't ignore. However, let's keep it in perspective that it's still just a tool. It's not an end-all, cure-all method of selling and servicing insurance and financial products. There's still the human factor I possess that you can't access on the computer or the Internet. I still want to meet with you. I want to sit across from you and look eye-to-eye with you. I want to see your face; I want you to see mine. Call me old fashioned, but this business is still a people's business."

Bourque attributes much of his success to the professionals at Horace Mann. They have provided him the necessary resources to help his clients create solid plans.

"Our customers and their habits are changing," said Bourque. "And we're changing to meet those needs. We've worked hard to bring to our customers more variable annuity investment options. We're working hard to enhance our Web site. We're working hard to meet our customers' needs."

Equally dedicated to the success of Horace Mann and Bourque is his wife of 32 years, Germaine, who has worked side-by-side with him since they began the business. They have two daughters, Kendra and Michelle.

"We're a service-oriented business," said Bourque. "We built this business on service. And we deliver impeccable service. That couldn't have happened without Germaine's support."

[PHOTO]

Maurice Bourque and his wife, Germaine, and office assistant Melinda McClain deliver quality service based on care and respect.

  History shows patience is rewarded

"When there's a downturn, like after Sept. 11, I take the punch, confident the market will be back up, as it has been. There's no need to panic."

[PHOTO]

Fred Mailloux understands focusing on long-term objectives provides the balance to a volatile market.

Maintaining a long-term perspective is critical in weathering a short-term crisis. The initial drop in the stock market following the terrorist attacks of Sept. 11 was not unusual and not unexpected.

The U.S. stock market has endured many crises including the Japanese attack on Pearl Harbor in 1941; the Kennedy assassination in 1963; the October crash of 1987; and the Iraqi invasion of Kuwait in 1990. Naturally, these events were defined by emotion and uncertainty. Stock prices fell, but were followed by significant recoveries within three to six months (see chart U.S. market reaction to tragic events).

Massachusetts educator Fred Mailloux is a long-time Horace Mann annuity client and understands the market has its volatile moments. However, his long-term objectives remain steadfast and unyielding to short-term market fluctuations.

"I don't live or die by the daily market," said Mailloux. "When there's a downturn, like after Sept. 11, I take the punch, confident the market will be back up, as it has been. There's no need to panic."

S&P 500 recovery after Sept. 11 attacks

[CHART]

Source: Wilshire Associates Incorporated

Investors like Mailloux were proven right when the market regained its value and closed above pre-attack levels just one month later. Historically, a pattern of recovery -- depicted in the chart U.S. market reaction to tragic events -- has recurrently emerged. In the case of Pearl Harbor, the market rose 1.6 percent in the first month following the initial market reaction. After the Kennedy assassination, the market gained 2.6 percent in the following month. It rose 2.2 percent after the February 1993 bombing of the World Trade Center. The Iraqi invasion of Kuwait caused the market to fall for a month; however, it rebounded after six months to post a higher periodic return than the same time period following the other tragic events mentioned.

Investors have learned the U.S. stock market is resilient. The rebounds following drops in price levels reward patient investors. While it may be tempting to flee the stock market when it drops, emotional times may not be the best time to make dramatic investment decisions.

"The market is volatile, and investors are tempted to trade on emotion," said Tom Goodrum Jr., vice president at Wilshire Associates Incorporated. "This leads them to buy when prices are high and sell when prices are low. A carefully crafted plan can protect an investor from

U.S. Market Reaction to Tragic Events

[GRAPH]

Source: Wilshire Associates Incorporated

The above chart tracks the S&P Index, which measures the performance of a representative sample of 500 of the largest U.S. stocks. The chart does not reflect the performance of any Horace Mann product or investment option.

making poor decisions due to emotion, thus increasing their chances of reaching their investment objectives."

The chart (used in the fourth quarter edition of Horace Mann's "Up Close") shows the benefit of staying invested in the stock market after the Sept. 11 attacks. The chart is a hypothetical example based on the returns of the S&P 500 Index and the Lipper Money Market Index for the period of Sept. 10 through Dec. 31.

"It's not about timing," said Mailloux about the market. "It's about staying in the race for the duration. The way to make money is not the fast way, but the patient way."

Susan Norton, also a Massachusetts educator, concurred. "I learned early on that the market balances itself out quite nicely," she said. "Patience ultimately wins."

Goodrum believes long-term investors know the value of patience, and many of them keep these points in mind:

Have a plan: If your goals have not changed, keep the plan in place.

Keep investing: The best way to ensure you will not buy in at the highest price is to continually purchase shares at regular intervals.

You can do this on a paycheck deduction plan or through regular monthly payments into a tax-deferred annuity

Diversify: Spread your investments among a variety of variable annuity investment options. Having investments in all sectors of the market gives you a better chance to participate in growth of the market.

Ignore the hype: Don't chase trends. If you're comfortable with the plan you created and the mix of investments enable you to meet personal goals, stick to it.

Stay the course: As Mailloux and Norton said, be patient.

[GRAPH]

   Source: Wilshire Associates Incorporated

Past performance is no guarantee of future results. The chart tracks the S&P 500 Index and the Lipper Money Market Index for the period Sept. 10, 2001-Dec. 31, 2001. The S&P 500 Index measures the performance of a representative sample of 500 of the largest U.S. stocks. The Lipper Money Market represents the average performance of the top 30 money market funds, as determined by asset size. It is not possible to invest in an index. The chart does not reflect the performance of any Horace Mann product or investment option.

[PHOTO]

"I learned early on from Maurice that the market balances itself out quite nicely. Patience ultimately wins."

  For Annuity Alternatives Contract Owners and Public Shareholders

Average annual total returns for the year ended December 31, 2001, for the Annuity Alternatives contracts are shown in the first two tables below. For contributions which remained invested in an Annuity Alternatives contract, returns are shown first. For contracts which were surrendered, returns are shown second. Redemption has no effect on the variable account rates of return after the initial five-year contract period. The third table below is the Public Shareholder average annual total return for the year ended December 31, 2001, along with its comparable benchmark. Redemption has no effect on Public Shareholders.

Returns if money remained invested, based on a $1,000 investment.

Variable Account                        1 Year   5 years   10 years   Since Inception
                                        ------   -------   --------   ---------------
   Equity Fund                            -5.41    2.11       8.61          8.72/1/
   Balanced Fund                           0.12    4.01       7.83          8.13/1/
   Income Fund                             7.53    5.32       5.04          5.81/1/
   Short-Term Investment Fund              3.86    3.83       3.22          3.65/1/
   Small Cap Growth Fund                 -30.70       -          -          5.06/2/
   International Equity Fund             -27.29       -          -          1.50/2/
   Socially Responsible Fund              -8.47       -          -          7.09/2/

Returns if money was withdrawn early, based on a $1,000 investment.

Variable Account                        1 Year   5 years   10 years   Since Inception
                                        ------   -------   --------   ---------------
   Equity Fund                           -12.98    2.11       8.61          8.72/1/
   Balanced Fund                          -7.89    4.01       7.83          8.13/1/
   Income Fund                            -0.97    5.32       5.04          5.81/1/
   Short-Term Investment Fund             -4.45    3.83       3.22          3.65/1/
   Small Cap Growth Fund                 -36.25       -          -          4.62/2/
   International Equity Fund             -33.11       -          -          1.07/2/
   Socially Responsible Fund             -15.79       -          -          6.64/2/

Public Shareholders                     1 Year   5 years   10 years   Since Inception
                                        ------   -------   --------   ---------------
   Equity Fund                            -4.21    3.42       9.99         10.11/1/
   S&P 500 Stock Index                   -11.88   10.70      12.94         13.08

                                    [PHOTO]

                                    [PHOTO]

The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not guarantee future results of the subaccounts.

The average annual rates of return of each variable subaccount of the Annuity Alternatives contracts were adjusted for a 1.35 percent mortality and expense fee until March 1, 1999, when the fee was reduced to 1.25 percent. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, after the first contract year would reduce the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8 percent for the flexible premium contracts and 1 to 5 percent for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges. Distributions from an annuity may be subject to federal taxes and a 10 percent IRS penalty if withdrawn before age
59 1/2.

On August 10, 2001, Bernstein Investment Research and Management Unit (Bernstein) replaced Zurich Scudder Investments, Inc. as the sub-adviser on the Socially Responsible Fund. Effective October 19, 2001, Small Cap Growth Fund employed a multi-manger strategy using two sub-advisers BlackRock Financial Management, Inc. and Mazama Capital Management.

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. For the year ended December 31, 2001, the funds received credits on overnight cash balances resulting in a reduction of custody expenses. Commission credits were used to pay certain expenses for the Equity Fund from 1994 through December 31, 2001, and for the Balanced Fund from 1994 through January 19, 2000. For the year ended December 31, 2001, certain expenses were assumed/waived for all Funds. In addition, certain Balanced and Income Funds expenses were assumed/waived through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been assumed/waived since 1983. Certain expenses for the Small Cap Growth, International Equity, and Socially Responsible Funds have been assumed/waived since their inception, March 10, 1997. Assumed expenses and the use of credits resulted in higher actual returns and for some funds exceeded 1 percent depending on the expenses assumed. There is no guarantee that certain expenses will be assumed/waived or the use of credits will continue in the future.

/1/ Since inception for the Equity, Balanced, Income, and Short-Term Investment Funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington Management Company, LLP became the funds' sub-adviser. On March 1, 1999 Wilshire Associates, Inc. became the investment adviser for the Funds. Wilshire employs sub-advisers to manage the Funds.

/2/ Since inception for the Small Cap Growth, International Equity and Socially Responsible Funds refers to their beginning date, March 10, 1997. The investment sub-advisers are BlackRock Financial Management, Inc. and Mazama Capital Management for the Small Cap Growth Fund, Zurich Scudder Investments, Inc. for the International Equity Fund and Bernstein for the Socially Responsible Fund.

[LOGO] WILSHIRE         WILSHIRE  ASSOCIATES
                        1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
                        TEL 310.451.3051    FAX 310.458.0520    www.wilshire.com

To the Shareholders of the Horace Mann Mutual Funds:

We appreciate this opportunity to report on the Horace Mann Mutual Funds and their performance in 2001. The importance of planning for retirement is critical, and we join Horace Mann in its commitment to helping you attain your retirement goals.

Wilshire constantly monitors each of the funds to ensure the most skilled sub-advisers are working to add value for you. We strive to help provide you with excellent investment options, and appreciate your continued confidence in our work as you plan for retirement.

Discussion of the capital markets in 2001

Results were mainly negative for equity investors. A series of interest rate reductions, which included an unprecedented 11th cut in December, were instituted to stimulate the economy. Despite these interest rate reductions, the economy's continued weakness dragged the stock markets into negative territory for the year. The retreat from equities benefited bond investors, however, and fixed income returns were generally positive. International markets were victim of slowing economic growth as well and followed U.S. markets lower.

Technology stocks, which led the markets to new highs in previous years, were hardest hit. Investors sought companies with a proven stream of steady earnings and avoided stocks with only recent revenue and profit growth. The result of this trend was the continuing downward spiral of these "new economy" stock prices during the year. In many instances, companies whose stock prices had risen astronomically as the technology boom drove markets higher, suffered heavily and fell to new lows. Growth stocks, generally characterized by high price-to-earnings (P/E) ratios, dropped sharply, with Internet and technology shares bearing the brunt of the market's wrath. The pessimistic outlook was exacerbated by the continued failure of companies to achieve earnings targets.

Many companies that were the darlings of the stock market two years ago fell victim to the slowdown. Many blue chip tech stocks, such as Cisco and Merck, companies with substantial profits and proven track records, experienced negative returns in which the stocks lost in excess of one-third of their value.

Value stocks performed better than growth stocks. Value stocks provided a defensive stance protecting investors against incurring future losses. While technology stocks may be out of favor in the short term, many of these companies remain in various investment portfolios because of their long-term viability and superior growth potential.

Funds Performance 2001

The following paragraphs describe the performance of the Horace Mann Mutual Funds over the past year:

Domestic Equity

The Equity Fund and the Socially Responsible Fund each outperformed its respective benchmark. The Small Cap Growth Fund encountered difficulty in an extreme environment.

   Equity Fund

   Investment management companies Bernstein Investment Research and Management Unit, Wellington Management Company, LLP and Mellon Equity Associates, LLP act as sub-advisers to the Fund. The combined management team outperformed the benchmark, preserving value for shareholders in a down market. The Fund's value-oriented approach focuses on companies with proven track records of stable earnings. The manager combination has been successful while providing diversification within a single fund. Since the management change in March 2000, the Equity Fund has achieved a favorable positive return while the benchmark, the S&P 500 Index, has lost significant value.

A key to the outperformance was effective stock selection. In addition, the fund took advantage of value stocks' strong performance versus growth stocks, which fell from favor. Although value stocks were out of favor during the technology boom of the late 1990s, they have outperformed growth stocks recently.

Microsoft and IBM posted strong earnings and outperformed the market to bolster the Fund's performance. However, the Equity Fund was not fully immune to the Internet and technology slump, as some holdings came under significant pressure. In particular, the Equity Fund was hurt by holdings in Cisco Systems and EMC Corporation, both bellwether stocks in the technology sector.

The Fund was able to offset technology losses by posting strong returns in more traditional industry categories such as Consumer Cyclicals. Winners in this category included Whirlpool Corporation and Zale Corporation.

The sub-advisers believe they have positioned the portfolio for a 2002 recovery. The economy has slowed and is showing some limited signs of recovery. The sub-advisers believe defensive stocks that exist within the value sectors may benefit from this current economic condition.

Socially Responsible Fund

Wilshire Associates elected to replace Zurich Scudder Investments as the sub-adviser despite what was a good year for this Fund. The team that had managed the portfolio since inception departed Scudder, and Wilshire hired Bernstein Investment Research & Management Unit as their replacement.

Like the Equity Fund, the Socially Responsible Fund is heavily invested in value stocks and benefited from their performance. The Fund's emphasis on value-oriented sectors, such as capital goods, contributed to the strong performance. In addition, strong stock selection in the mostly depressed technology sector benefited returns.

The portfolio profited from stable consumer spending -- retail holdings in the portfolio performed well -- despite an overall weakening economic condition. Discount retailers posted consistent earnings and home improvement retailers experienced positive returns. Lowe's (up 18 percent), Federated Department Stores (up 28 percent) and Target Corporation (up 20 percent) boosted portfolio performance.

Communications companies provided safe haven to investors, particularly in light of Sept. 11 when businesses opted to use telecommunication rather than travel. AT&T, a strong performer within the Socially Responsible Fund, gained 22 percent. Transportation stocks fell drastically after Sept. 11 and continued to be a drag on performance. The Fund's focus on socially responsible companies detracted from performance slightly as many prohibited stocks had good years. A significant example is tobacco giant Philip Morris, who posted a generous 46 percent return.

Although 2001 was a down year in the stock market, the Socially Responsible Fund held up well. Bernstein Investment Research and Management Unit positioned the portfolio to take advantage of any recovery that may be forthcoming. The disciplined approach the manager uses in management of the portfolio should serve shareholders well in the coming year.

   Small Cap Growth Fund

   In October, Wilshire changed the manager mix of the Small Cap Growth Fund as Mazama Capital Management joined BlackRock Financial Management as sub-adviser to the Fund. This strategy provides investors a strong combination with a disciplined approach while offering diversification benefits. The Fund's results since the combination have stabilized, yet the environment continues to be difficult for small-cap growth stock investors.

   The Small Cap Growth Fund invests in the stocks of smaller companies that may possess greater growth potential than their larger equivalents. The Fund allows investors access to a sector of emerging companies that are ignored by funds focused on larger capitalization objectives. These stocks are typically more volatile than those of large companies, and may gain or lose a significant portion of their market value in a short amount of time. However, the potential for strong returns may be beneficial to investors with an above-average risk tolerance and long-time goals.

   It was a difficult year for the Fund as growth stocks fell from favor and investors grew wary of emerging companies. The Small Cap Growth Fund fell almost 30 percent while the Russell 2000 Growth Index fell more than 9 percent.

   The portfolio was helped by strong performance in the technology sector as Red Hat (up 50 percent), Pixelworks, Inc. (up 59 percent), and Digimarc (up 52 percent) advanced significantly. Additionally, gaming and entertainment technology boosted performance as Activision Inc. gained 104 percent and THQ Incorporated picked up 85 percent.

   The portfolio was hurt by the pharmaceutical sector, as the sub-advisers anticipated a boost in new biotech developments. However, this area did not produce the gains expected by management. Vertex Pharmaceuticals (down 66 percent) and Osi Pharmaceuticals (down 43 percent) were primary drags on the Fund's performance.

   Mazama selected stocks that excelled in the fourth quarter and positioned the portfolio to continue to take advantage of opportunities in the small-cap growth area, particularly in the technology sector. BlackRock believes the current portfolio construction is designed to capture the significant growth opportunities as they occur.

Domestic Fixed Income

During the year, the Income Fund and the Short-Term Investment Fund each outperformed their relevant benchmarks.

   The Income Fund

   Western Asset Management returned 8.9 percent to slightly outperform the Lehman Aggregate Index, which returned 8.4 percent. Western Asset held bonds with maturity dates greater than the average of their relevant benchmark index. Management's strategy stressed weathering short-term uncertainty by holding these longer duration bonds. Additionally, management favored intermediate- and long-term government bonds, high-quality corporate bonds and mortgage-backed bonds, such as those offered by Ginnie Mae and Freddie Mac. Approximately 50 percent of the Fund was invested in securities issued by various agencies of the U.S. government.

   In limited instances, management selected high-yield corporate debt and sovereign foreign bonds. The high-yield bonds added to the return of the Fund versus the benchmark. Western also found value in limited exposure to Emerging Markets bonds.

   The sub-adviser's favorable performance versus the benchmark was due to its holdings in highly rated credits. Management believes these will offer the best returns for investors in times of uncertainty. During the year, the Fund was hurt by its mortgage-backed holdings as these bonds underperformed the index.

   Western Asset is confident its strategy of holding longer-term bonds will benefit investors in 2002. Because management limits high-yield holdings to select issues, it mitigated losses experienced in this sector. If current market conditions continue, so will its conservative allocation to high yield corporate bonds in 2002.

   Short-Term Investment Fund

   This Fund generated reasonable returns in a year that experienced the most interest rate cuts in history. Short-term rates fell throughout the year and the Fund's yield to investors fell in concert with the Federal Reserve's actions. The Fund seeks to preserve invested capital and succeeded in outpacing inflation during the course of the year.

   Western emphasized short-term agency notes. This strategy allows the Fund to take advantage of yield opportunities while maintaining a high level of liquidity. The Fund will continue to be impacted by the Federal Reserve's interest rate policy.

Balanced Portfolios

   Balanced Fund

   The Balanced Fund is designed to provide a stock/bond mix that is appropriate for long-term investors. The Balanced Fund buys "units" of the Equity Fund -- 60 percent -- and the Income Fund -- 40 percent -- to replicate the target weightings.

   During the year, the Balanced Fund significantly outperformed its benchmark, a blend of the S&P 500 Index and Lehman Aggregate Index. The Fund was boosted by the solid performance of the Income Fund.

International Equity

Global markets fell dramatically in 2001 as a synchronized downturn occurred, largely because of slowing economic conditions in the United States. The International Equity Fund significantly underperformed its benchmark during 2001.

   International Equity Fund

   Just as strong performers in the domestic stock market returned previous years' gains, so, too, did the rising stars of the international markets retreat. International markets languished throughout the year as lowered expectations in domestic markets coupled with earnings disappointments globally spelled falling stock prices for investors. A strong dollar exacerbated the slowdown in foreign markets. Japan underperformed its Asian neighbors as the Pacific Rim market as a whole fell rapidly. Canada was a lone bright spot as its stocks performed well along with its strengthening dollar.

   The economic recovery in Japan never came to fruition despite continued governmental attempts to stimulate its recovery. Many European markets traded down for the year, as well. Finland led Europe lower as telecommunications stocks were badly hurt by the slowdown in consumer spending. While the Fund had a light exposure to technology, its tech investments in Europe constrained performance.

   The United Kingdom experienced pockets of growth in the retail sector as its consumers continued to spend at traditionally high rates. The Fund holds an underweighted position in the United Kingdom and was not able to fully capture these gains. The Fund's performance was hurt because of its focus on communications, which was under significant pressure during the year. Deutsche Telekom (down 47 percent) and Cable & Wireless (down 56 percent) were primary disappointments on the portfolio.

   Zurich Scudder, sub-adviser for the International Equity Fund, sees continued volatility in the markets for 2002. While the manager anticipates economic uncertainty to continue in 2002, the portfolio is offensively positioned with a modest overweight in information technology, materials and industrials. Zurich Scudder holds a long-term stance that Japan will recover and maintain a neutral position.

Final Comments

2001 was a troubling year in many respects for investors. The fragile economic condition was worsened by the attacks of Sept. 11. The performance of the stock market and the uncertainty of the economy in general were troubling short-term events. In light of the conditions that exist today, long-term diversification in your retirement portfolio is clearly necessary. The reversal of leadership in investment styles demonstrates this need for diversification. The emergence of value stocks rewarded investors who were diversified. Investors whose portfolio was diversified across the Horace Mann Mutual Funds gave themselves the opportunity to preserve capital in this down market.

We thank you for your continued confidence in the Horace Mann Mutual Funds. Wilshire strives to provide you with the best investment opportunities available, and we are committed to our long-term philosophy, a belief we share with Horace Mann.



/s/ Michael P. O'Keeffe                      /s/ Thomas M. Goodrum, Jr.
Michael P. O'Keeffe, CFA                     Thomas M. Goodrum, Jr., CFA
Managing Director & Principal                Vice President
Wilshire Associates Incorporated             Wilshire Associates Incorporated

Annual Report
December 31, 2001

Horace Mann Mutual Funds
Equity Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

Board of Trustees
A.L. Gallop
Richard A. Holt
Richard D. Lang
Harriet A. Russell
George J. Zock, Chairman

Officers of the Funds
A. Thomas Arisman
President

Ann Caparros
Secretary and
Ethics Compliance Officer

William Kelly
Treasurer and Regulatory
Compliance Officer

Linda L. Sacco
Assistant Secretary

Diane M. Barnett
Tax Compliance Officer

Administrator
Horace Mann Investors, Inc.
#1 Horace Mann Plaza
Springfield, IL 62715

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

Independent Auditors
KPMG LLP
303 East Wacker Drive
Chicago, IL 60601

Investment Subadvisers
Bernstein Investment Research and
 Management Unit
767 Fifth Avenue
New York, NY 10153

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154-0010

Mazama Capital Management
One South West Columbia
Suite 1860
Portland, OR 97258

Mellon Equity Associates, LLP
500 Grant Street, Suite 4200
Pittsburgh, PA 15258

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Western Asset Management Company
117 E. Colorado Blvd., Suite 600
Pasadena, CA 91105

Zurich Scudder Investments, Inc.
345 Park Avenue
New York, NY 10154-0010

Horace Mann Mutual Funds                                2001 Funds Annual Report

Financial Highlights

December 31, 2001

PER SHARE DATA

                                                                             Less Distribution From:
                  Net Asset                                 Total Income
Year                Value       Net        Net Realized     (Loss) From         Net           Net
Ended             Beginning   Investment   and Unrealized   Investments      Investment     Realized        Total
12/31             of Period   Income /1/   Gain (Loss) /1/  Operations /1/     Income        Gains      Distributions
EQUITY FUND/6/
-----------------------------------------------------------------------------------------------------------------------
2001              $ 20.65      $ 0.21         $ (1.08)        $ (0.87)        $ 0.21          $  --        $ 0.21
2000                21.92        0.21           (1.23)          (1.02)          0.25             --          0.25
1999                24.34        0.26           (0.91)          (0.65)          0.25           1.52          1.77
1998                25.66        0.41            1.51            1.92           0.41           2.83          3.24
1997                23.76        0.40            5.09            5.49           0.39           3.20          3.59

BALANCED FUND/6/
-----------------------------------------------------------------------------------------------------------------------

2001              $ 16.76      $ 0.65         $ (0.41)        $  0.24         $ 0.66          $  --        $ 0.66
2000                17.27        0.58           (0.42)           0.16           0.67             --          0.67
1999                18.90        0.62           (0.84)          (0.22)          0.63           0.78          1.41
1998                19.82        0.73            0.77            1.50           0.74           1.68          2.42
1997                18.94        0.65            2.92            3.57           0.62           2.07          2.69

INCOME FUND/5/
-----------------------------------------------------------------------------------------------------------------------

2001              $ 12.39      $ 0.78         $  0.33         $  1.11         $ 0.85          $0.35        $ 1.20
2000                12.24        0.82            0.27            1.09           0.94             --          0.94
1999                13.24        0.76           (0.97)          (0.21)          0.79             --          0.79
1998                13.00        0.78            0.27            1.05           0.69           0.12          0.81
1997                12.69        0.81            0.39            1.20           0.85           0.04          0.89

/1/ The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

            RATIO/SUPPLEMENTAL DATA                                                         Ratio to Average Net
                                                                                           Assets Before Waived &
                                                                                            Reimbursed Expenses
                                              Ratio of        Ratio of
Net Asset                   Net Assets        Expenses       Net Income     Portfolio                    Ratio of
Value End     Total        End of Period     to Average      to Average     Turnover      Ratio of     Net Investment
of Period   Return/2,3/   (in thousands)     Net Assets      Net Assets       Rate        Expenses/4/     Income/4/
---------------------------------------------------------------------------------------------------------------------
 $ 19.57     (4.21)%       $ 600,016           0.82%            1.04%          38.13%        0.87%           0.99%
   20.65     (4.64)          667,731           0.82             1.05          116.56         0.87            0.98
   21.92     (2.54)          625,133           0.73             1.09          205.70         0.79            1.04
   24.34      7.64           670,731           0.51             1.57           59.63           --              --
   25.66     23.45           598,502           0.53             1.50           54.56           --              --

---------------------------------------------------------------------------------------------------------------------
 $ 16.34      1.39%        $ 292,176           0.05%            3.79%           9.81%        0.05%           3.79%
   16.76      0.93           314,728           0.06             3.38          120.51         0.07            3.37
   17.27     (1.11)          402,539           0.75             3.30          155.53         0.77            3.28
   18.90      7.68           427,920           0.50             3.60           63.69           --              --
   19.82     19.04           387,110           0.51             3.12           77.54           --              --

---------------------------------------------------------------------------------------------------------------------
 $ 12.30      8.88%        $ 126,045           0.81%            5.96%         348.18%        0.88%           5.89%
   12.39      8.89           137,184           0.88             7.02          422.38         0.92            6.98
   12.24     (1.57)           13,175           0.99             5.83           33.09         1.03            5.79
   13.24      8.09            13,959           0.88             5.85           46.60           --              --
   13.00      9.42             9,658           0.92             6.09           96.80           --              --

/4/ Ratios of Expenses to Average Net Assets do not reflect commissions credits and earnings credits on cash balances.

/5/ Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. for years ending December 31, 1999, 2000 and 2001.

/6/ Certain expenses for the Equity and Balanced Funds were assumed or waived by Horace Mann Investors, Inc. for the years ending December 31, 1999, 2000 and 2001.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Financial Highlights (concluded)

December 31, 2001

PER SHARE DATA

                                                                                Less Distribution From:
                     Net Asset     Net                         Total Income
Year                   Value     Investment   Net Realized     (Loss) From         Net           Net
Ended                Beginning   Income /1/   and Unrealized   Investments      Investment     Realized        Total
12/31                of Period     (Loss)     Gain (Loss) /1/  Operations /1/     Income        Gains      Distributions
SHORT-TERM FUND/4/
-------------------------------------------------------------------------------------------------------------------------

2001                    $  9.92   $ 0.39         $  0.12        $  0.51         $ 0.33         $ 0.02       $ 0.35
2000                       9.89     0.57            0.01           0.58           0.55             --         0.55
1999                       9.98     0.47            0.01           0.48           0.56           0.01         0.57
1998                       9.99     0.49            0.01           0.50           0.51             --         0.51
1997                      10.03     0.51              --           0.51           0.55             --         0.55

SMALL CAP
GROWTH FUND/5/
-------------------------------------------------------------------------------------------------------------------------

2001                    $ 17.31   $(0.12)        $ (5.04)       $ (5.16)        $   --         $    --      $   --
2000                      19.76    (0.12)          (2.03)         (2.15)            --            0.30        0.30
1999                      12.38    (0.15)           8.96           8.81             --            1.43        1.43
1998                      11.70    (0.07)           0.75           0.68             --              --          --
1997                      10.00    (0.02)           1.72           1.70             --              --          --

INTERNATIONAL
EQUITY FUND/5/
-------------------------------------------------------------------------------------------------------------------------

2001                    $ 14.27   $   --         $ (3.75)       $ (3.75)        $   --         $    --      $   --
2000                      17.52     0.03           (3.10)         (3.07)            --            0.18        0.18
1999                      12.13     0.08            6.18           6.26           0.03            0.84        0.87
1998                      10.27     0.11            1.84           1.95           0.09              --        0.09
1997                      10.00     0.08            0.27           0.35           0.08              --        0.08

SOCIALLY
RESPONSIBLE FUND/5/
-------------------------------------------------------------------------------------------------------------------------

2001                    $ 14.11   $ 0.14         $ (1.17)       $ (1.03)        $ 0.14         $  0.19      $ 0.33
2000                      13.81     0.13            1.07           1.20           0.14            0.76        0.90
1999                      12.99     0.17            0.91           1.08           0.14            0.12        0.26
1998                      12.10     0.27            0.91           1.18           0.17            0.12        0.29
1997                      10.00     0.10            2.20           2.30           0.10            0.10        0.20

/1/ The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                     RATIO/SUPPLEMENTAL DATA                                                              Ratio to Average Net
                                                                                                         Assets Before Waived &
                                                                                                           Reimbursed Expenses
                                                       Ratio of        Ratio of
   Net Asset                         Net Assets        Expenses    Net Income (Loss)     Portfolio                    Ratio of
   Value End            Total      End of Period      to Average      to Average         Turnover       Ratio of   Net Investment
   of Period         Return/2,3/   (in thousands)     Net Assets      Net Assets           Rate        Expenses/7/    Income/7/
----------------------------------------------------------------------------------------------------------------------------------
    $ 10.08              5.17%        $  2,796            0.33%           4.20%                 -          1.36%         3.17%
       9.92              5.81            1,982            0.49            5.62                  -          1.81          4.30
       9.89              4.77            1,743            0.32            4.71                  -          1.90          3.13
       9.98              4.97            1,331            0.69            4.78                  -          2.59          2.88
       9.99              5.09            1,151            0.50            4.98                  -          2.52          2.96


----------------------------------------------------------------------------------------------------------------------------------

    $ 12.15            (29.81)%       $ 58,437            1.54%          (1.14)%           318.83%         1.71%        (1.31)%
      17.31            (10.84)          83,597            1.50           (0.57)            233.11          1.67         (0.74)
      19.76             71.55           60,497            1.50           (1.03)            172.20          1.64         (1.17)
      12.38              5.81           28,655            1.11           (0.59)            168.31          1.75         (1.23)
      11.70             17.01/6/        16,525            0.78           (0.19)             91.49          1.44         (0.85)


----------------------------------------------------------------------------------------------------------------------------------
    $ 10.52            (26.35)%       $ 33,544            1.53%           0.00%            103.42%         1.54%        (0.01)%
      14.27            (17.51)          42,689            1.47            0.18              69.30          1.51          0.14
      17.52             51.83           26,403            1.30            0.53              77.74          1.69          0.14
      12.13             18.95           10,311            1.03            0.99              57.71          2.06         (0.04)
      10.27              3.46/6/         5,214            0.46            1.29              31.99          1.82         (0.07)


----------------------------------------------------------------------------------------------------------------------------------
    $ 12.75             (7.30)%       $ 71,644            1.04%           1.05%            141.96%         1.20%         0.89%
      14.11              8.79           76,011            1.07            0.96              99.11          1.20          0.83
      13.81              8.39           59,533            1.00            1.28              60.46          1.12          1.16
      12.99              9.80           35,564            0.64            2.10              41.63          1.12          1.62
      12.10             23.04/6/         9,213            0.49            1.65              20.85          1.16          0.98

/4/ Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 2001.

/5/ Certain expenses for the Small Cap Growth, International Equity and Socially Responsible Funds were assumed or waived by Horace Mann Investors, Inc. since their inception, March 10, 1997.

/6/   The returns are not annualized.

/7/ Ratios of Expenses to Average Net Assets do not reflect earnings credits on cash balances.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Cash & Other Net Assets   1.1%

  [CHART]                        Statement of Investments
                                 Equity Fund

Common & Preferred Stock 98.9%
                                 December 31, 2001

                                                                                 Number of   Market
                                                                                  Shares      (000)
----------------------------------------------------------------------------------------------------
COMMON STOCK                     Aerospace 1.35%
                                    Boeing Co.                                    82,400     $ 3,195
                                    Goodrich Corp.                                52,800       1,406
                                    Lockheed Martin Corp.                         40,700       1,899
                                    United Technologies Corp.                     24,500       1,583
                                 -------------------------------------------------------------------
                                                                                               8,083
                                 Apparel 0.69%
                                    Jones Apparel Group, Inc.*                    38,900       1,290
                                    Nike, Inc.                                    17,100         962
                                    VF Corp.                                      48,400       1,888
                                 -------------------------------------------------------------------
                                                                                               4,140
                                 Automotive 1.39%
                                    Cooper Tire & Rubber Co.                      31,800         507
                                    Dana Corp.                                    64,700         898
                                    Ford Motor Co.                                58,447         919
                                    Genuine Parts Co.                             70,600       2,591
                                    Goodyear Tire & Rubber Co.                    65,600       1,562
                                    Lear Corp.*                                   30,200       1,152
                                    Magna International, Inc.                     11,500         730
                                 -------------------------------------------------------------------
                                                                                               8,359
                                 Banks & Financial Services 17.84%
                                    Americredit Corp.*                            17,300         546
                                    AmSouth Bancorporation                       135,600       2,563
                                    Bank of America Corp.                        143,300       9,021
                                    Bank of New York Company, Inc.                11,300         461
                                    Bank One Corp.                               145,200       5,670
                                    Bear Stearns Companies, Inc.                  26,500       1,554
                                    Charter One Financial, Inc.                   80,640       2,189
                                    Citigroup, Inc.                              389,781      19,676
                                    Countrywide Credit Industries, Inc.           26,000       1,065
                                    Federal Home Loan Mortgage Corp.              14,600         955
                                    Federal National Mortgage Association         29,800       2,369
                                    First Tennessee National Corp.                27,600       1,001
                                    FleetBoston Financial Corp.                   96,401       3,519
                                    Golden West Financial Corp.                   23,600       1,389
                                    Goldman Sachs Group, Inc.                     23,100       2,143
                                    Greenpoint Financial Corp.                    22,400         801
                                    Household International, Inc.                 25,000       1,449
                                    J.P. Morgan Chase & Co.                      136,290       4,954
                                    KeyCorp                                      125,300       3,050
                                    Lehman Brothers Holdings, Inc.                42,900       2,866
                                    MBNA Corp.                                    49,700       1,749
                                    Merrill Lynch & Company, Inc.                 87,400       4,555
                                    Morgan Stanley Dean Witter & Co.              25,700       1,438
                                    National City Corp.                           86,300       2,523
                                    North Fork Bancorporation                     28,900         925
                                    Regions Financial Corp.                       48,500       1,457
                                    Southtrust Corp.                             148,600       3,657
                                    State Street Corp.                             8,500         444
                                    SunTrust Banks, Inc.                          23,400       1,467
                                    Union Planters Corp.                          74,900       3,380
                                    U.S. Bancorp                                 235,367       4,926

                                 See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                Equity Fund

                December 31, 2001

                                                                 Number of    Market
                                                                  Shares       (000)
------------------------------------------------------------------------------------
COMMON STOCK       Wachovia Corp.                                 128,100    $ 4,017
 (continued)       Washington Mutual, Inc.                        107,700      3,522
                   Wells Fargo & Co.                              111,700      4,853
                   Zions Bancorporation                            17,300        909
                --------------------------------------------------------------------
                                                                             107,063
                Business Machines 2.74%
                   Dell Computer Corp.*                            61,100      1,659
                   Hewlett-Packard Co.                            241,100      4,952
                   International Business Machines Corp.           73,100      8,842
                   Xerox Corp.                                     97,200      1,013
                --------------------------------------------------------------------
                                                                              16,466
                Business Services 2.15%
                   Accenture Ltd.*                                 41,600      1,120
                   AOL-Time Warner, Inc.*                         183,100      5,877
                   Automatic Data Processing, Inc.                 46,400      2,733
                   Electronic Data Systems Corp.                   39,000      2,673
                   ITT Educational Services, Inc.*                 14,000        516
                --------------------------------------------------------------------
                                                                              12,919
                Chemicals 3.05%
                   Air Products & Chemicals, Inc.                  19,500        915
                   Cabot Corp.                                     27,500        982
                   Dow Chemical Co.                               127,598      4,310
                   Du Pont (E.I.) de Nemours & Co.                130,500      5,547
                   Eastman Chemical Co.                            32,700      1,276
                   Lubrizol Corp.                                  22,400        786
                   PPG Industries, Inc.                            16,000        828
                   Praxair, Inc.                                   21,000      1,160
                   Sherwin Williams Co.                            67,300      1,851
                   Sigma-Aldrich Corp.                             16,600        654
                --------------------------------------------------------------------
                                                                              18,309
                Communication Equipment & Services 5.66%
                   AT&T Corp.                                     156,100      2,832
                   AT&T Wireless Services, Inc.*                   59,502        855
                   BellSouth Corp.                                 58,700      2,239
                   Garmin Ltd.*                                    17,400        368
                   Nokia Corp.                                     20,600        505
                   Nortel Networks Corp.                            5,300         40
                   Qwest Communications International, Inc.*      174,000      2,459
                   SBC Communications, Inc.                       191,000      7,481
                   Sprint Corp.                                    65,300      1,311
                   Tellabs, Inc.*                                  95,700      1,431
                   Verizon Communications, Inc.                   166,958      7,924
                   WorldCom Group*                                463,750      6,530
                --------------------------------------------------------------------
                                                                              33,975
                Computer Software & Services 5.00%
                   Adaptec, Inc.*                                  34,600        502
                   Apple Computer, Inc.*                           39,000        854
                   Check Point Software*                           10,000        399
                   Cisco Systems, Inc.*                           294,300      5,330
                   Compuware Corp.*                                64,800        764
                   EMC Corp.*                                      81,700      1,098
                   IMS Health, Inc.                                29,700        579
                   Ingram Micro, Inc. - A*                         58,000      1,005

                See notes to the financial statements.
                                                                              27

Horace Mann Mutual Funds                                2001 Funds Annual Report

                      Equity Fund

                      December 31, 2001

                                                                 Number of          Market
                                                                   Shares           (000)
------------------------------------------------------------------------------------------
COMMON STOCK            Microsoft Corp.*                          211,400         $ 14,005
 (continued)            NCR Corp.*                                 15,400              568
                        Oracle Corp.*                             177,700            2,454
                        Quantum-DLT & Storage Systems Group*       95,300              939
                        Tech Data Corp.*                           21,400              923
                        VeriSign, Inc.*                            15,667              596
                      --------------------------------------------------------------------
                                                                                    30,016

                      Construction 0.22%
                        Centex Corp.                                9,300              531
                        Lennar Corp.                               16,500              773
                      --------------------------------------------------------------------
                                                                                     1,304

                      Consumer Products 3.88%
                        Archer Daniels Midland Co.                168,500            2,418
                        ConAgra Foods, Inc.                       147,200            3,499
                        Crown Cork & Seal Company, Inc.            54,300              138
                        Fortune Brands, Inc.                       66,600            2,637
                        Gillette Co. (The)                         47,100            1,573
                        Mohawk Industries, Inc.*                    8,200              450
                        Newell Rubbermaid, Inc.                    70,600            1,946
                        Owens-Illinois, Inc.*                      61,500              614
                        Philip Morris Companies, Inc.             168,300            7,717
                        Procter & Gamble Co. (The)                 29,100            2,303
                      --------------------------------------------------------------------
                                                                                    23,295

                      Electronic Equipment & Services 4.15%
                        Acuity Brands, Inc.                        24,900              301
                        Arrow Electronics, Inc.*                   40,300            1,205
                        Avnet, Inc.                                47,900            1,220
                        AVX Corp.                                  33,800              797
                        Cooper Industries, Inc.                    36,000            1,257
                        Intel Corp.                               210,300            6,612
                        Intersil Corp.*                            13,500              435
                        ITT Industries, Inc.                       40,400            2,040
                        Maxim Integrated Products, Inc.*            7,800              410
                        Motorola, Inc.                            227,300            3,414
                        Novellus Systems, Inc.*                    32,000            1,262
                        Rockwell International Corp.               49,300              880
                        Solectron Corp.*                          220,800            2,491
                        Texas Instruments, Inc.                    51,100            1,431
                        Thomas & Betts Corp.                       23,700              501
                        Vishay Intertechnology, Inc.*              33,200              647
                      --------------------------------------------------------------------
                                                                                    24,903

                      Energy 8.45%
                        Amerada Hess Corp.                         43,800            2,737
                        Ashland, Inc.                              38,800            1,788
                        BJ Services Co.*                           28,500              925
                        ChevronTexaco Corp.                        98,759            8,850
                        CONSOL Energy, Inc.                        36,700              912
                        Devon Energy Corp.                         14,300              553
                        Ensco International, Inc.                  36,000              895
                        Equitable Resources, Inc.                   8,800              300
                        Exxon Corp.                               508,100           19,968
                        Newfield Exploration Co.*                  18,700              664
                        Noble Drilling Corp.*                      24,200              824

                      See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                      Equity Fund

                      December 31, 2001

                                                                             Number of    Market
                                                                               Shares      (000)
------------------------------------------------------------------------------------------------
COMMON STOCK            Occidental Petroleum Corp.                             14,100    $   374
 (continued)            Phillips Petroleum Co.                                 65,400      3,941
                        Royal Dutch Petroleum Co.                              65,600      3,216
                        Schlumberger Ltd.                                      47,200      2,594
                        Ultramar Diamond Shamrock Corp.                        11,600        574
                        USX-Marathon Group                                     30,000        900
                        Valero Energy Corp.                                    18,100        690
                      --------------------------------------------------------------------------
                                                                                          50,705

                      Entertainment & Recreation 0.71%
                        Starwood Hotels & Resorts Worldwide, Inc. - B          28,100        839
                        Viacom, Inc. - B*                                      76,881      3,394
                      --------------------------------------------------------------------------
                                                                                           4,233

                      Food & Beverage 2.70%
                        Brinker International, Inc.*                           30,450        906
                        Coca-Cola Co.                                          86,100      4,060
                        Darden Restaurants, Inc.                               28,300      1,002
                        Dean Foods Co.*                                         6,349        433
                        McDonald's Corp.                                       68,100      1,803
                        PepsiCo, Inc.                                          74,200      3,613
                        Sara Lee Corp.                                         92,700      2,060
                        Tyson Foods, Inc.                                     199,200      2,301
                      --------------------------------------------------------------------------
                                                                                          16,178

                      Health Care & Pharmaceuticals 8.35%
                        Abbott Laboratories                                   158,000      8,809
                        American Home Products Corp.                           72,900      4,473
                        Amgen, Inc.*                                           30,900      1,744
                        Bristol-Myers Squibb Co.                               30,900      1,576
                        Cardinal Health, Inc.                                   6,600        427
                        Eli Lilly & Co.                                        21,600      1,696
                        HCA-Healthcare Co.                                     43,200      1,665
                        HEALTHSOUTH Corp.*                                     43,600        646
                        Johnson & Johnson                                      84,200      4,976
                        Merck & Company, Inc.                                  90,700      5,333
                        Pfizer, Inc.                                          220,150      8,773
                        Pharmacia Corp.                                       112,548      4,800
                        Schering-Plough Corp.                                 111,400      3,989
                        Tenet Healthcare Corp.*                                20,700      1,216
                      --------------------------------------------------------------------------
                                                                                          50,123

                      Insurance 5.88%
                        Allstate Corp.                                         36,600      1,233
                        AMBAC Financial Group, Inc.                            12,100        700
                        American International Group, Inc.                    101,425      8,053
                        Aon Corp.                                              57,900      2,057
                        Berkshire Hathaway, Inc. - A*                              33      2,495
                        Chubb Corp.                                            31,300      2,160
                        CIGNA Corp.                                            10,300        954
                        Health Net, Inc.*                                      51,100      1,113
                        John Hancock Financial Services, Inc.                  13,300        549
                        Loews Corp.                                            10,600        587
                        Marsh & McLennan Companies, Inc.                       35,800      3,847
                        MBIA, Inc.                                             48,600      2,606
                        MGIC Investment Corp.                                  22,500      1,389
                        Radian Group, Inc.                                     17,600        756

                      See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                      Equity Fund

                      December 31, 2001

                                                                         Number of         Market
                                                                           Shares          (000)
-------------------------------------------------------------------------------------------------
COMMON STOCK         St. Paul Companies, Inc.                              30,100        $ 1,323
 (continued)         Torchmark Corp.                                       77,800          3,060
                     WellPoint Health Networks, Inc.*                       7,400            865
                     XL Capital Ltd.                                       16,700          1,526
                ---------------------------------------------------------------------------------
                                                                                          35,273

                Manufacturing (Diversified) 6.46%
                     Black & Decker Corp.                                  23,400            883
                     Briggs & Stratton Corp.                                9,400            401
                     Caterpillar, Inc.                                     25,800          1,348
                     Dover Corp.                                           22,800            845
                     Emerson Electric Co.                                  22,400          1,279
                     Engelhard Corp.                                       26,300            728
                     FMC Corp.*                                            23,200          1,380
                     General Electric Co.                                 369,300         14,801
                     General Motors Corp.                                  23,500          1,142
                     Honeywell International, Inc.                         38,700          1,309
                     Illinois Tool Works, Inc.                             13,800            935
                     Johnson Controls, Inc.                                 6,300            509
                     Leggett & Platt, Inc.                                 80,100          1,842
                     Minnesota Mining & Manufacturing Co.                  17,000          2,010
                     SPX Corp.*                                             5,400            739
                     Tyco International Ltd.                              112,169          6,607
                     Whirlpool Corp.                                       27,300          2,002
                ---------------------------------------------------------------------------------
                                                                                          38,760

                Media & Media Services 2.21%
                     Clear Channel Communications, Inc.*                   25,600          1,303
                     Fox Entertainment Group, Inc.*                        34,100            905
                     Gannett Company, Inc.                                 62,400          4,195
                     Liberty Media Corp. - A*                             209,500          2,933
                     Readers Digest Association, Inc.                      23,800            549
                     Tribune Co.                                           26,300            984
                     USA Networks, Inc.*                                   47,000          1,284
                     Westwood One, Inc.*                                   36,600          1,100
                ---------------------------------------------------------------------------------
                                                                                          13,253

                Metals & Mining 0.62%
                     Aluminum Co. of America                              104,700          3,722

                Paper & Forest Products 2.28%
                     Georgia-Pacific Corp.                                 46,047          1,271
                     International Paper Co.                               39,312          1,586
                     Kimberly-Clark Corp.                                  66,000          3,947
                     Louisana-Pacific Corp.                                65,800            555
                     Mead Corp.                                            42,100          1,300
                     Smurfit-Stone Container Corp.*                        89,100          1,422
                     Sonoco Products Co.                                   41,800          1,111
                     Temple-Inland, Inc.                                   22,900          1,299
                     Westvaco Corp.                                        41,100          1,169
                ---------------------------------------------------------------------------------
                                                                                          13,660

                Railroad & Shipping 1.86%
                     Burlington Northern Santa Fe Corp.                   117,300          3,347
                     CSX Corp.                                             69,700          2,443
                     Norfolk Southern Corp.                               117,400          2,152
                     Teekay Shipping Corp.                                 20,300            707
                     Union Pacific Corp.                                   43,600          2,485
                ---------------------------------------------------------------------------------
                                                                                          11,134

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                      Equity Fund

                      December 31, 2001

                                                                       Number of     Market
                                                                        Shares       (000)
--------------------------------------------------------------------------------------------
COMMON STOCK    Retail 5.08%
 (continued)       CVS Corp.                                             60,700    $  1,797
                   Federated Department Stores, Inc.*                    58,500       2,393
                   Home Depot, Inc.                                      82,800       4,224
                   J.C. Penney Company, Inc.                             23,100         621
                   Kroger Co.*                                           30,500         637
                   May Department Stores Co. (The)                       66,400       2,455
                   Safeway, Inc.*                                        39,700       1,657
                   Sears, Roebuck and Co.                                77,300       3,683
                   Supervalu, Inc.                                       57,200       1,265
                   Talbot's, Inc.                                        23,700         859
                   Wal-Mart Stores, Inc.                                175,000      10,071
                   Winn Dixie Stores, Inc.                               58,600         835
                ----------------------------------------------------------------------------
                                                                                     30,497

                Transportation 0.37%
                   FedEx Corp.*                                          15,100         783
                   SouthWest Airlines Co.                                77,300       1,429
                ----------------------------------------------------------------------------
                                                                                      2,212

                Utilities 5.47%
                   Allegheny Energy, Inc.                                19,300         699
                   Ameren Corp.                                          53,700       2,272
                   American Electric Power, Inc.                         56,220       2,447
                   Cinergy Corp.                                         66,700       2,230
                   Consolidated Edison, Inc.                             58,800       2,373
                   Constellation Energy Group, Inc.                      28,800         765
                   DTE Energy Co.                                        20,100         843
                   El Paso Energy Corp.                                  44,000       1,963
                   Exelon Corp.                                          39,200       1,877
                   FPL Group, Inc.                                       58,400       3,294
                   KeySpan Corp.                                         14,600         506
                   Mirant Corp.*                                         35,300         566
                   PG&E Corp.                                            74,800       1,439
                   Pinnacle West Capital Corp.                           30,100       1,260
                   PPL Corp.                                             25,900         903
                   Progress Energy, Inc.                                 12,000         540
                   Reliant Energy, Inc.                                  41,800       1,109
                   Sempra Energy                                         33,400         820
                   TXU Corp.                                             22,500       1,061
                   Western Resources, Inc.                               39,400         678
                   Williams Companies, Inc.                              34,300         875
                   Wisconsin Energy Corp.                                48,300       1,090
                   Xcel Energy, Inc.                                    115,450       3,203
                ----------------------------------------------------------------------------
                                                                                     32,813

                Waste Management 0.34%
                   Allied Waste Industries, Inc.*                        37,800         531
                   Republic Services, Inc. - A*                          27,100         541
                   Waste Management, Inc.                                29,900         954
                ----------------------------------------------------------------------------
                                                                                      2,026

                Total Common Stock 98.90%                                           593,421
                   (Cost $602,311)
                ============================================================================

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                Statement of Investments (concluded)
                Equity Fund

                December 31, 2001

                                                                                    Principal
                                                          Rate       Maturity        Amount           Market
                                                                       Date           (000)            (000)
---------------------------------------------------------------------------------------------------------------
SHORT-TERM    Paribas -- Repurchase Agreement
INVESTMENTS     (secured by $2,101 US Treasury Bond,
                 7.25%, 08/15/22)                         1.67%       01/02/02       $ 2,041          $  2,041

              State Street Bank -- Repurchase Agreement
                (secured by $466 US Treasury Note,
                 5.625%, 11/30/02)                        0.85%       01/02/02           455               455


              State Street Bank -- Repurchase Agreement
                (secured by $3,715 US Treasury Bill,
                 1.64%, 05/02/02)                         0.85%       01/02/02         3,638             3,638
              -------------------------------------------------------------------------------------------------

              Total Short-Term Investments 1.02%                                                         6,134
                (Cost $6,134)
              =================================================================================================

              Total Investments 99.92%                                                                 599,555
                (Cost $608,445)

              Cash and Other Assets in
                Excess of Liabilities 0.08%                                                                461
              -------------------------------------------------------------------------------------------------

              Net Assets 100.00%                                                                      $600,016
              =================================================================================================

* Non-income producing during the year ended December 31, 2001 as this security did not pay dividends.


See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Investments, Cash & Other
Net Assets 100%

[CHART]

                    Statement of Investments
                    Balanced Fund

                    December 31, 2001

                                                      Number of          Market
                                                       Shares             (000)
--------------------------------------------------------------------------------
INVESTMENTS         Horace Mann Equity Fund           9,180,496        $ 179,662
                    Horace Mann Income Fund           9,110,774          112,063
                    ------------------------------------------------------------

                    Total Investments 99.85%                             291,725
                      (Cost $304,935)

                    Cash and Other Assets in
                      Excess of Liabilities 0.15%                            451

                    ------------------------------------------------------------
                    Net Assets 100.00%                                 $ 292,176
                    ============================================================

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

U.S. & Foreign Corporate
Bonds/Notes, Cash & Other
Net Assets 37.8%

[PIE CHART]       Statement of Investments
                  Income Fund

                  December 31, 2001

U.S. & Foreign Government &                                                      Number of    Market
Agency Obligations 62.2%                                                          Shares       (000)
----------------------------------------------------------------------------------------------------
COMMON STOCK   Food & Beverage 0.01%
                Aurora Foods, Inc. *                                                 1,771   $     9
               -------------------------------------------------------------------------------------

               Total Common Stock 0.01%                                                            9
                (Cost $5)

                                                                                  Principal
                                                              Rate     Maturity     Amount    Market
                                                                         Date       (000)      (000)
----------------------------------------------------------------------------------------------------
U.S. AND FOREIGN  Treasury Bonds/Notes                        3.38%   04/15/32     $ 1,722   $ 1,698
GOVERNMENT           United States Treasury Bond              3.63%   04/15/28         549       560
AND AGENCY           United States Treasury Bond              3.88%   04/15/29       5,276     5,618
OBLIGATIONS          United States Treasury Bond              6.75%   08/15/26         100       113
                     United States Treasury Bond              5.82%   11/15/27       2,400       533
                     United States Treasury Bond***           3.50%   11/15/06         220       212
                     United States Treasury Notes             5.75%   08/15/10          70        73
                     United States Treasury Notes             5.91%   05/15/17         870       348
                     United States Treasury Strip***          4.57%   11/15/21       2,790       856
                     United States Treasury Strip***

                  U.S. Government Agencies
                     Federal Home Loan Banks                  5.91%   03/27/08       1,000     1,039
                     Federal Home Loan Banks                  5.93%   04/09/08         100       104

                     Federal Home Loan Mortgage Corp.         5.50%   09/15/11         480       470
                     Federal Home Loan Mortgage Corp.         5.88%   03/21/11         480       474
                     Federal Home Loan Mortgage Corp.#        6.50%   12/01/99       2,200     2,203
                     Federal Home Loan Mortgage Corp.         6.75%   03/15/31       2,250     2,386

                     Federal National Mortgage Association    5.38%   11/15/11          40        39
                     Federal National Mortgage Association    6.25%   02/01/11         420       427
                     Federal National Mortgage Association    6.32%   03/16/09         150       152
                     Federal National Mortgage Association    6.63%   11/15/10         600       638

                  Mortgage-Backed Securities
                     (U.S. Government Agencies)
                     Federal National Mortgage Association    5.85%   01/01/09         196       198
                     Federal National Mortgage Association    5.98%   01/01/09         164       167
                     Federal National Mortgage Association    6.00%   06/01/18         757       757
                     Federal National Mortgage Association    6.00%   12/01/18         104       104
                     Federal National Mortgage Association    6.00%   01/01/19         115       115
                     Federal National Mortgage Association#   6.00%   12/01/99       1,600     1,564
                     Federal National Mortgage Association    6.21%   08/01/08         526       543
                     Federal National Mortgage Association    6.23%   07/01/08          96        99
                     Federal National Mortgage Association    6.23%   01/01/09         183       185
                     Federal National Mortgage Association    6.25%   07/01/08         548       567

                  See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                   Income Fund

                   December 31, 2001

                                                                              Principal
                                                              Rate   Maturity   Amount   Market
                                                                       Date     (000)     (000)
----------------------------------------------------------------------------------------------
U.S. AND FOREIGN    Federal National Mortgage Association     6.27%  06/01/08   $  96   $  100
GOVERNMENT          Federal National Mortgage Association     6.31%  07/01/08      67       70
AND AGENCY          Federal National Mortgage Association     6.34%  06/01/08     115      120
OBLIGATIONS         Federal National Mortgage Association     6.42%  06/01/08     144      150
 (continued)        Federal National Mortgage Association     6.44%  01/01/08     330      344
                    Federal National Mortgage Association     6.47%  02/01/08     249      260
                    Federal National Mortgage Association     6.50%  01/01/08      60       63
                    Federal National Mortgage Association     6.50%  11/01/12     431      441
                    Federal National Mortgage Association     6.50%  06/01/29     879      881
                    Federal National Mortgage Association     6.50%  07/01/29   2,546    2,551
                    Federal National Mortgage Association     6.50%  08/01/29     901      902
                    Federal National Mortgage Association     6.50%  02/01/30     426      426
                    Federal National Mortgage Association     6.50%  03/01/30     804      805
                    Federal National Mortgage Association#    6.50%  12/01/99     900      900
                    Federal National Mortgage Association     6.51%  01/01/08      41       43
                    Federal National Mortgage Association     6.58%  01/01/08      49       52
                    Federal National Mortgage Association     6.62%  12/01/07     196      206
                    Federal National Mortgage Association     6.62%  01/01/08      67       71
                    Federal National Mortgage Association     6.79%  11/01/07     537      570
                    Federal National Mortgage Association     6.85%  10/01/07     931      989
                    Federal National Mortgage Association     7.00%  08/01/19     215      221
                    Federal National Mortgage Association     7.00%  04/01/30     350      356
                    Federal National Mortgage Association     7.00%  05/01/30     757      772
                    Federal National Mortgage Association     7.04%  07/01/06     495      529
                    Federal National Mortgage Association     7.10%  10/01/09      67       72
                    Federal National Mortgage Association     7.50%  10/01/22     157      164
                    Federal National Mortgage Association     7.50%  07/01/23      74       77
                    Federal National Mortgage Association     7.50%  04/01/30   2,545    2,626
                    Federal National Mortgage Association     7.75%  04/01/17      46       48
                    Federal National Mortgage Association     8.00%  08/01/14     200      211
                    Federal National Mortgage Association     8.00%  10/01/14      13       13
                    Federal National Mortgage Association     8.00%  01/01/17      15       16
                    Federal National Mortgage Association     8.00%  08/01/29     431      452
                    Federal National Mortgage Association     8.00%  03/01/30     541      567
                    Federal National Mortgage Association     8.00%  04/01/30   1,391    1,457
                    Federal National Mortgage Association     8.50%  09/01/14     125      134
                    Federal National Mortgage Association     8.50%  01/01/15      28       30
                    Federal National Mortgage Association     8.50%  03/01/15      84       89
                    Federal National Mortgage Association     8.50%  03/01/30     266      283
                    Federal National Mortgage Association     8.75%  02/01/10      92       98
                    Federal National Mortgage Association    10.25%  07/01/13       2        2

                    Government National Mortgage Association  6.00%  02/15/14      45       45
                    Government National Mortgage Association  6.00%  03/15/14     167      168
                    Government National Mortgage Association# 6.00%  12/15/99   1,900    1,865
                    Government National Mortgage Association  6.50%  12/15/12      87       90
                    Government National Mortgage Association  6.50%  02/15/13     152      156
                    Government National Mortgage Association  6.50%  05/15/13     271      279
                    Government National Mortgage Association  6.50%  08/15/13     155      159
                    Government National Mortgage Association  6.50%  10/15/13      81       84
                    Government National Mortgage Association  6.50%  02/15/14     109      112

                   See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                   Income Fund

                   December 31, 2001

                                                                                  Principal
                                                                Rate    Maturity    Amount    Market
                                                                          Date      (000)     (000)
-----------------------------------------------------------------------------------------------------
U.S. AND FOREIGN     Government National Mortgage Association   6.50%  03/15/28 $   112    $   112
GOVERNMENT           Government National Mortgage Association   6.50%  04/15/28     242        243
AND AGENCY           Government National Mortgage Association   6.50%  06/15/28     203        204
OBLIGATIONS          Government National Mortgage Association   6.50%  07/15/28     196        197
 (continued)         Government National Mortgage Association   6.50%  08/15/28     406        408
                     Government National Mortgage Association   6.50%  09/15/28     140        141
                     Government National Mortgage Association   6.50%  10/15/28      20         20
                     Government National Mortgage Association   6.50%  11/15/31     458        459
                     Government National Mortgage Association#  6.50%  12/15/99  12,100     12,142
                     Government National Mortgage Association   7.00%  08/15/28      32         32
                     Government National Mortgage Association#  7.00%  12/15/99   5,800      5,923
                     Government National Mortgage Association   7.50%  01/15/23     316        329
                     Government National Mortgage Association   7.50%  02/15/23       9         10
                     Government National Mortgage Association   7.50%  05/15/23     313        326
                     Government National Mortgage Association   7.50%  06/15/23     378        394
                     Government National Mortgage Association   7.50%  08/15/23     190        198
                     Government National Mortgage Association   7.50%  09/15/23     196        204
                     Government National Mortgage Association   7.50%  11/15/23     238        248
                     Government National Mortgage Association   7.50%  12/15/23   1,027      1,073
                     Government National Mortgage Association   7.50%  10/15/29     599        620
                     Government National Mortgage Association   7.50%  11/15/29      78         80
                     Government National Mortgage Association   7.50%  06/15/30     171        177
                     Government National Mortgage Association   8.00%  05/20/22      67         71
                     Government National Mortgage Association   8.25%  05/15/06      16         17
                     Government National Mortgage Association   8.50%  01/15/20       8          8
                     Government National Mortgage Association   8.50%  02/15/21      22         23
                     Government National Mortgage Association   8.50%  06/15/21      16         18
                     Government National Mortgage Association   8.50%  08/15/21       3          4
                     Government National Mortgage Association   8.50%  04/15/23      41         44
                     Government National Mortgage Association   9.50%  12/20/02       2          2
                     Government National Mortgage Association   9.50%  01/20/03       2          2
                     Government National Mortgage Association   9.50%  02/20/03       2          2
                     Government National Mortgage Association   9.50%  05/20/03       5          5
                     Government National Mortgage Association   9.50%  08/20/03       4          4
                     Government National Mortgage Association   9.50%  09/20/03      10         11
                     Government National Mortgage Association   9.50%  11/20/03       6          6
                     Government National Mortgage Association   9.50%  09/20/04       3          3
                     Government National Mortgage Association   9.50%  08/15/17      13         15
                     Government National Mortgage Association  11.50%  03/15/10       5          5
                     Government National Mortgage Association  12.00%  03/15/14       1          1
                     Government National Mortgage Association  12.00%  04/15/14       1          1
                     Government National Mortgage Association  12.00%  03/15/15       2          2
                     Government National Mortgage Association  12.00%  04/15/15       2          2
                     Government National Mortgage Association  12.00%  06/15/15       3          5
                     Government National Mortgage Association  12.00%  07/15/15       2          2
                     Government National Mortgage Association  12.00%  11/15/15      13         15

                     Tennessee Valley Authority                 7.13%  05/01/30     850        938

                   See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                   Income Fund

                   December 31, 2001

                                                                               Principal
                                                              Rate  Maturity     Amount   Market
                                                                      Date       (000)     (000)
-----------------------------------------------------------------------------------------------
U.S. AND FOREIGN   Foreign Government Securities
GOVERNMENT            Brazil (Republic of)                    8.00%  04/15/14   $ 1,743  $ 1,327
AND AGENCY            Brazil (Republic of)                   11.00%  08/17/40        89       69
OBLIGATIONS           Bulgaria (Republic of)                  4.56%  07/28/11        20       17
 (concluded)          Bulgaria (Republic of)                  4.56%  07/28/12       350      316
                      Colombia (Republic of)                 11.75%  02/25/20       320      322
                      Germany (Republic of)                   5.25%  01/04/11     3,412    3,090
                      Germany (Republic of)                   5.50%  01/04/31     2,490    2,245
                      Italy (Republic of)                     6.00%  05/01/31     2,000    1,893
                      Panama (Republic of)                    4.63%  07/17/16       300      244
                      Panama (Republic of)                   10.75%  05/15/20        70       75
                      Peru (Republic of)                      3.75%  03/07/17        60       43
                      Peru (Republic of)                      4.50%  03/07/17       405      315
                      Philippines (Republic of)               9.50%  10/21/24        95       99
                      Philippines (Republic of)               9.88%  01/15/19       255      241
                   -----------------------------------------------------------------------------

                   Total U.S. and Foreign Government
                    and Agency Obligations 62.20%                                         78,403
                     (Cost $76,650)

------------------------------------------------------------------------------------------------
U.S. AND FOREIGN   Corporate Securities
CORPORATE             Adelphia Communications Corp.          10.88%  10/01/10        53       54
BONDS/NOTES           AES Corp.                               9.38%  09/15/10        39       34
                      AES Corp.                               9.50%  06/01/09        23       19
                      AES Corp.                              10.25%  07/15/06       118      104
                      AGCO Corp.                              9.50%  05/01/08        31       32
                      Allied Waste North America, Inc.        7.63%  01/01/06        72       71
                      Allied Waste North America, Inc.        8.88%  04/01/08       129      133
                      American Axle & Manufacturing, Inc.     9.75%  03/01/09        48       49
                      American Standard, Inc.                 7.38%  04/15/05        70       72
                      American Standard, Inc.                 7.63%  02/15/10        50       50
                      American Tower Corp.                    9.38%  02/01/09        64       51
                      Anchor Gaming                           9.88%  10/15/08        58       64
                      Anheuser Busch Companies, Inc.          6.80%  08/20/32       200      210
                      ARMCO, Inc.                             9.00%  09/15/07       138      141
                      Associates Corp. of North America       7.95%  02/15/10        55       61
                      AT&T Corp.**                            8.00%  11/15/31       650      680
                      Avis Group Holdings, Inc.              11.00%  05/01/09        57       61
                      Banc One Corp.                          9.88%  03/01/09        75       90
                      Bank One Capital                        8.75%  09/01/30       400      444
                      Bear Stearns Companies, Inc.            2.95%  03/28/03       190      190
                      Bell Atlantic Financial Services        4.25%  09/15/05       990      998
                      Bio-Rad Laboratories, Inc.             11.63%  02/15/07        81       90
                      Bristol Myers Squibb Co.                5.75%  10/01/11       270      266
                      Burlington Resources Financial**        6.50%  12/01/11        60       59
                      Calpine Corp.                           7.88%  04/01/08        75       68
                      Calpine Corp.                           8.50%  02/15/11        25       22
                      Century Communications Corp.***        11.36%  01/15/08       225      115
                      Chancellor Media Corp.                  8.00%  11/01/08        25       26

                   See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                Income Fund

                December 31, 2001

                                                                                                            Principal
                                                                                  Rate       Maturity        Amount       Market
                                                                                               Date           (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Chancellor Media Corp.                                     8.13%      12/15/07       $  132        $  137
CORPORATE               Charter Communications Holdings, LLC                       8.63%      04/01/09           93            89
BONDS/NOTES             Charter Communications Holdings, LLC                      10.75%      10/01/09          150           157
 (continued)            CIT Holdings Group, Inc.                                   6.50%      02/07/06          750           778
                        CMS Energy Corp.                                           9.88%      10/15/07          201           211
                        Columbia/HCA Healthcare Corp.                              6.91%      06/15/05           20            20
                        Columbia/HCA Healthcare Corp.                              7.25%      05/20/08           52            53
                        Commercial Credit Group, Inc.                             10.00%      05/15/09        1,121         1,360
                        Conoco Funding Co.                                         6.35%      10/15/11          120           122
                        Constellation Brands, Inc.                                 8.00%      02/15/08           88            89
                        Crown Castle International Corp.                           9.38%      08/01/11           61            56
                        CSC Holdings, Inc.                                         7.25%      07/15/08          150           149
                        CSC Holdings, Inc.                                         7.63%      04/01/11           70            70
                        Daimler Chrysler North America Holdings                    7.40%      01/20/05          750           776
                        Deere (John) Capital Corp.                                 2.27%      05/06/02        1,400         1,400
                        Du Pont (E.I.) De Nemours & Co.                            8.13%      03/15/04           75            82
                        EchoStar DBS Corp.                                         9.13%      01/15/09           20            20
                        EchoStar DBS Corp.                                         9.38%      02/01/09          130           133
                        El Paso Corp.***                                           7.84%      02/28/21        1,050           432
                        El Paso Energy                                             7.80%      08/01/31        1,190         1,180
                        Electronic Data System Corp.                               7.45%      10/15/29          650           675
                        Emmis Communications Corp.                                 8.13%      03/15/09           25            24
                        First Energy Corp.                                         6.45%      11/15/11          160           157
                        First Energy Corp.                                         7.38%      11/15/31          150           146
                        Ford Motor Co.                                             8.90%      01/15/32          240           257
                        Ford Motor Credit Co.                                      7.38%      02/01/11          990           977
                        Fox Liberty Networks, LLC                                  8.88%      08/15/07           26            27
                        Fuji JGB Investment, LLC**                                 9.87%      12/31/49          400           316
                        General Electric Capital Corp.                             8.70%      05/21/07           50            58
                        General Electric Capital Corp.                             8.85%      04/01/05          500           568
                        General Motors Acceptance Corp.                            6.13%      09/15/06          580           574
                        General Motors Acceptance Corp.                            6.75%      01/15/06          120           122
                        General Motors Acceptance Corp.                            7.25%      03/02/11          750           755
                        Georgia Gulf Corp.                                        10.38%      11/01/07            5             5
                        Goldman Sachs Group, Inc.                                  7.80%      01/28/10          750           811
                        Harrahs Operations, Inc.                                   7.88%      12/15/05          122           127
                        HCA Healthcare Co.                                         7.13%      06/01/06           40            41
                        HCA Healthcare Co.                                         8.75%      09/01/10           79            86
                        HEALTHSOUTH Corp.**                                        8.38%      10/01/11           91            94
                        HEALTHSOUTH Corp.                                          8.50%      02/01/08           90            94
                        HEALTHSOUTH Corp.                                         10.75%      10/01/08           58            64
                        Heller Financial, Inc.                                     8.00%      06/15/05        1,000         1,088
                        Hercules, Inc.                                            11.13%      11/15/07            2             2
                        HMH Properties, Inc.                                       8.45%      12/01/08            8             8
                        Host Marriott Corp.                                        9.25%      10/01/07            4             4
                        Household Financial Corp.                                  6.40%      06/17/08          750           749
                        Huntsman ICI Holdings, LLC***                             16.59%      12/31/09           28             7
                        IBJ Preferred Capital Co., LLC**                           8.79%      12/29/49          400           299
                        ICN Pharmaceuticals, Inc.**                                8.75%      11/15/08           45            50
                        IMC Global, Inc.**                                        10.88%      06/01/08           37            39
                        Insight Midwest LP                                        10.50%      11/01/10           64            69

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                Income Fund

                December 31, 2001

                                                                                                        Principal
                                                                                 Rate     Maturity        Amount     Market
                                                                                            Date           (000)     (000)
------------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Kansas City Southern RY Co.                              9.50%    10/01/08        $  10      $  11
CORPORATE               Lear Corp.                                               7.96%    05/15/05           40         40
BONDS/NOTES             Lehman Brothers Holdings, Inc.                           8.25%    06/15/07          510        568
 (continued)            Lockheed Martin Corp.                                    8.50%    12/01/29          220        263
                        Lyondell Chemical Co.                                    9.63%    05/01/07           41         41
                        Manor Care, Inc.                                         8.00%    03/01/08           69         71
                        Mediacom, LLC                                            9.50%    01/15/13           69         72
                        Mohegan Tribal Gaming Authority                          8.13%    01/01/06           10         10
                        Mohegan Tribal Gaming Authority                          8.75%    01/01/09           42         44
                        Nabisco, Inc.                                            7.55%    06/15/15          300        331
                        NCNB Corp.                                              10.20%    07/15/15          774        990
                        News America Holdings, Inc.                              7.30%    04/30/28          420        391
                        News America Holdings, Inc.                              8.00%    10/17/16          600        627
                        Nextel Communications, Inc.                              9.38%    11/15/09           24         19
                        Nextel Communications, Inc.+**                          18.29%    10/31/07          200        142
                        Norfolk Southern Corp.                                   6.20%    04/15/09          600        593
                        Nortek, Inc.                                             8.88%    08/01/08           69         69
                        Nortek, Inc.                                             9.13%    09/01/07          100        101
                        Ocean Energy, Inc.                                       8.38%    07/01/08           40         42
                        Ocean Energy, Inc.                                       8.88%    07/15/07           60         63
                        Omnicare, Inc.                                           8.13%    03/15/11           93         96
                        Orion Power Holdings, Inc.                              12.00%    05/01/10           53         64
                        P & L Coal Holdings Corp.                                9.63%    05/15/08          150        161
                        Packaging Corp. of America                               9.63%    04/01/09           50         55
                        Park Place Entertainment Corp.                           9.38%    02/15/07          100        104
                        Parker & Parsley Petroleum Co.                           8.25%    08/15/07           20         20
                        PDVSA Finance Ltd.                                       8.50%    11/16/12          270        246
                        Pepsi Bottling Group, Inc.                               7.00%    03/01/29          650        689
                        Philip Morris Capital Corp.                              7.20%    02/01/07          500        529
                        Philip Morris Capital Corp.                              7.50%    07/16/09          500        528
                        Pioneer National Resource Co.                            9.63%    04/01/10           26         28
                        Pulte Homes, Inc.**                                      7.88%    08/01/11           61         61
                        Raytheon Co.                                             6.75%    08/15/07          220        226
                        Reynolds (RJ) Tobacco Holdings, Inc.                     7.75%    05/15/06          800        834
                        Ryland Group, Inc.                                       8.00%    08/15/06           54         54
                        Ryland Group, Inc.                                       8.25%    04/01/08           10         10
                        Scholer Homes**                                          9.38%    07/15/09           70         72
                        Schuler Homes                                            9.38%    07/15/09           10         10
                        Six Flags, Inc.                                          9.50%    02/01/09           34         34
                        Smithfield Foods, Inc.**                                 8.00%    10/15/09           29         30
                        Station Casinos, Inc.                                    8.88%    12/01/08          150        147
                        TeeKay Shipping Corp.**                                  8.88%    07/15/11           46         47
                        TeeKay Shipping Corp.                                    8.88%    07/15/11           20         21
                        Telecorp PCS, Inc.                                      10.63%    07/15/10           10         11
                        Tenet Healthcare Corp.                                   8.13%    12/01/08          232        249
                        Terex Corp.                                              8.88%    04/01/08          100         99
                        Textron Financial Corp.                                  2.66%    03/18/02          200        200
                        TRW, Inc.                                                3.05%    03/25/02          700        699
                        UBS Funding Trust I                                      8.62%    10/01/99          700        779
                        Unilever Capital                                         7.13%    11/01/10          360        389
                        Union Pacific Corp.                                      6.63%    02/01/29           70         67

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                Income Fund

                December 31, 2001

                                                                                                       Principal
                                                                                   Rate   Maturity       Amount     Market
                                                                                           Date          (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN       Union Pacific Corp.                                         6.65%  01/15/11       $ 100      $ 102
CORPORATE              Unisys Corp.                                                7.25%  01/15/05          76         74
BONDS/NOTES            US Bank National Association MN                             6.38%  08/01/11          70         71
 (continued)           Vintage Petroleum, Inc.                                     7.88%  05/15/11          70         70
                       Vintage Petroleum, Inc.                                     9.00%  12/15/05           8          8
                       Visteon Corp.                                               8.25%  08/01/10         415        429
                       Voicestream Wireless Corp.                                 10.38%  11/15/09          21         24
                       Waste Management, Inc.                                      6.88%  05/15/09         425        423
                       Waste Management, Inc.                                      7.38%  05/15/29         500        488
                       WMX Technologies, Inc.                                      7.00%  10/15/06         125        130
                       Worldcom, Inc.                                              7.50%  05/15/11         200        205
                       Worldcom, Inc.                                              8.25%  05/15/10         400        428
                       Worldcom, Inc.                                              8.25%  05/15/31         270        285
                       Zurich Capital Trust Co.**                                  8.38%  06/01/37         600        595

                   Corporate Asset and Mortgage
                       Backed Securities
                       AESOP Funding II, LLC**                                     6.14%  05/20/06         500        519
                       Americredit Automobile Receivables Trust                    6.70%  03/05/04         714        725
                       California Infrastructure PG&E-1                            6.22%  03/25/04         683        688
                       California Infrastructure SCE-1                             6.25%  06/25/04       1,030      1,044
                       Capital Lease Funding Securitization**                      7.35%  06/22/24         800        842
                       Chase Funding Loan Acquisition                              2.76%  12/25/15         926        926
                       Commercial Mortgage Asset Trust                             6.59%  07/17/08       1,000      1,039
                       Commercial Mortgage Asset Trust                             7.55%  01/17/10         180        195
                       Conseco Finance Securitizations Corp.                       6.99%  07/01/32       2,700      2,638
                       Contimortgage Home Equity Loan                              6.37%  02/25/26       1,201      1,228
                       Credit Suisse First Boston                                  6.55%  11/17/07         675        700
                       Delta Funding Home Equity Loan Trust                        5.98%  02/15/23         302        302
                       Financing Corp. Strip+                                      6.59%  04/05/19         130         42
                       GMAC Commercial Mortgage
                         Securities, Inc.                                          6.95%  09/15/33         400        419
                       GMAC Mortgage Corp. Loan Trust                              2.55%  05/25/24          16         16
                       Green Tree Home Improvement Loan Trust                      7.45%  09/15/28       1,500      1,503
                       Green Tree Recreational Equipment                           7.25%  03/15/29         151        100
                       Holmes Financing PLC                                        4.01%  07/15/15         400        400
                       Home Loan Trust**                                           4.93%  01/25/12         239        241
                       Household Home Equity Loan Trust                            2.75%  05/20/31       1,041      1,042
                       Nomura Asset Securities Corp.                               7.12%  04/13/36       1,000      1,061
                       Onyx Acceptance Auto Trust                                  6.67%  07/15/03         303        305
                       Salomon Brothers Mortgage Services                          2.91%  01/25/29       1,308      1,314
                       Security National Mortgage Loan Trust**                     8.80%  04/25/24         600        631
                       Systems 2001 Asset Trust, LLC**                             6.66%  09/15/13         652        669
                       WFS Financial Owner Trust                                   7.01%  08/20/03          95         96

                    Corporate Foreign Securities
                       Alliance Atlantis Communications                           13.00%  12/15/09          20         22
                       Compagnie Generale De Geophysique                          10.63%  11/15/07          53         54
                       Flextronics International Ltd.                              9.88%  07/01/10          53         56
                       France Telecom SA**                                         7.75%  03/01/11         500        535

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                Statement of Investments (concluded)
                Income Fund

                December 31, 2001

                                                                                    Principal
                                                          Rate       Maturity        Amount        Market
                                                                       Date           (000)        (000)
----------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN       France Telecom SA**                 8.50%      03/01/31       $  200      $    228
CORPORATE              Hydro Quebec                        6.30%      05/11/11          100           102
BONDS/NOTES            Mexico (Utd Mex St)                11.50%      05/15/26        1,420         1,807
 (concluded)           Norske Skog Canada Ltd.             8.63%      06/15/11           34            35
                       Pacifica Papers, Inc.              10.00%      03/15/09           20            21
                       Quebec Providence                   7.50%      09/15/29          750           838
                       Royal Bank Scotland Group PLC       8.82%      03/31/49          300           332
                       SB Treasury Co., LLC+**             9.40%      12/29/49          580           557
                       Spintab AB                          5.75%      06/15/05          665           680
                       Tembec Finance Corp.                9.88%      09/30/05           14            14
                       Tembec Industries, Inc.             8.50%      02/01/11          148           153
                       Triton Energy Ltd.                  8.88%      10/01/07           20            22
                       United Mexican States               8.38%      01/14/11          595           616
                    --------------------------------------------------------------------------------------

                    Total Corporate Bonds 46.80%                                                   58,997
                       (Cost $56,714)

----------------------------------------------------------------------------------------------------------
SHORT-TERM          Merrill Lynch -- Repurchase Agreement
INVESTMENT             (secured by $11,219, FHLB,
                       5.125%, 01/13/03)                   1.75%      01/02/02       11,000        11,000
                    --------------------------------------------------------------------------------------

                    Total Short-Term Invesments 8.73%                                              11,000
                       (Cost $ 11,000)
                    ======================================================================================

                    Total Investments 117.74%                                                     148,409
                       (Cost $ 144,369)

                    Foreign Currency 0.03%                                                             43
                       Canadian Dollar
                       (Cost $ 43)

                    Liabilities in Excess of
                       Cash and Other Assets (17.77%)                                              (22,407)
                    --------------------------------------------------------------------------------------

                    Net Assets 100.00%                                                           $ 126,045
                    ======================================================================================

                    * Non-income producing for the year ended December 31, 2001, as this security did not pay dividends.

                    ** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 2001, these securities amounted to $6,706 or 5.3 percent of net assets.

                    # Securities purchased on a when issued or delayed delivery basis.

                    + Denotes a step bond: a zero coupon bond that converts to a fixed or variable rate at a future date. The rate reflects the securities yield to maturity.

                  *** A zero coupon bond. The rate reflects the securities yield to maturity.

See notes to the financial statements.

Horace Mann Mutual Funds                             2001 Funds Annual Report

      [PIE CHART]       Statement of Investments
Cash & Other            Short-Term Investment Fund
Net Assets 1.1%
Short-Term              December 31, 2001
Investments 6.4%
U.S. Government Agency
Obligations 92.5%

                                                                        Principal
                                                     Rate     Maturity    Amount     Market
                                                                Date       (000)      (000)
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT    Federal Farm Credit Bank
AND AGENCY            Discount Note                  6.25%   12/02/02     $ 400    $   413
OBLIGATIONS                                          6.40%   10/28/02       300        309
                   Federal Home Loan
                      Mortgage Corp. Discount Note   4.50%   06/15/03       180        185

                   Federal National Mortgage
                      Association Discount Note      4.00%   08/15/03       220        224
                                                     6.75%   08/15/02       400        412

                   Tennessee Valley Authority        6.00%   09/24/02       437        445

                   United States Treasury Bill       1.73%   05/30/02       500        496

                   United States Treasury Note       5.75%   10/31/02       100        103
                  ------------------------------------------------------------------------

                   Total U.S. Government and Agency
                   Obligations 92.53%                                                2,587
                     (Cost $2,575)




------------------------------------------------------------------------------------------
SHORT-TERM         State Street Bank - Repurchase
INVESTMENT         Agreement (secured by $185, US
                      Treasury Bond,
                      6.875%, 08/15/25)              0.85%   01/02/02       179        179
                   -----------------------------------------------------------------------

                   Total Repurchase Agreement 6.40%                                    179
                      (Cost $ 179)

                   Total Investments 98.93%                                          2,766
                      (Cost $ 2,754)

                   Cash and Other Assets in
                      Excess of Liabilities 1.07%                                       30
                   -----------------------------------------------------------------------

                   Net Assets 100.00%                                              $ 2,796
                   =======================================================================


                  See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

  [PIE CHART]         Statement of Investments
Cash & Other          Small Cap Growth Fund
Net Assets 3.7%
Common Stock 96.3%    December 31, 2001

                                                          Number of     Market
                                                            Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK   Aerospace 1.01%
                  FLIR Systems, Inc.*                        15,600    $ 591

               Apparel 1.37%
                  Polo Ralph Lauren Corp.*                   29,814      798

               Automotive 0.30%
                  Keystone Automotive Industries, Inc.*      10,350      175

               Banks & Financial Services 2.95%
                  BankAtlantic Bancorp, Inc.                 28,700      264
                  First American Corp.                       16,300      305
                  Friedman, Billings, Ramsey Group, Inc.*    58,000      301
                  Investment Technology Group, Inc.*          6,225      243
                  Metris Companies, Inc.                     19,300      496
                  Silicon Valley Bancshares*                  2,800       75
                  Southwest Bancorporation of Texas, Inc.*    1,400       42
                  ----------------------------------------------------------
                                                                       1,726
               Business Services 2.48%
                  Administaff, Inc.*                          3,200       88
                  Advisory Board Co.*                         1,800       50
                  Exult, Inc.*                               10,789      172
                  Fair, Isaac and Company, Inc.              10,900      687
                  Getty Images, Inc.*                         9,600      221
                  Sangamo Biosciences, Inc.*                  4,000       37
                  Visionics Corp.*                           13,800      199
                  ----------------------------------------------------------
                                                                       1,454

               Chemicals 1.04%
                  IMC Global, Inc.                            9,300      121
                  Symyx Technologies, Inc.*                  22,900      486
                  ----------------------------------------------------------
                                                                         607

               Communication Equipment & Services 3.68%
                  Alamosa Holdings, Inc.*                     2,200       26
                  Centillium Communications, Inc.*            4,700       37
                  Extreme Networks, Inc.*                     4,600       59
                  Foundry Networks, Inc.*                    22,500      183
                  Gentner Communications Corp.               16,100      269
                  Polycom, Inc.*                             27,100      923
                  SonicWALL, Inc.*                           11,400      222
                  Sonus Networks, Inc.*                      39,800      183
                  US Unwired, Inc.*                           8,800       89
                  ViaSat, Inc.*                              10,300      161
                  ----------------------------------------------------------
                                                                       2,152

               Computer Hardware 0.80%
                  Handspring, Inc.*                           1,400        9
                  RadiSys Corp.*                              3,900       77
                  Riverstone Networks, Inc.*                 22,800      380
                  ----------------------------------------------------------
                                                                         466

               Computer Software & Services 22.01%
                  Activision, Inc.*                           6,374      166
                  Advanced Digital Information Corp.*        17,000      272
                  Avid Technology, Inc.*                      7,897       96
                  Avocent Corp.*                             14,500      352
                  Borland Software Corp.*                    12,300      192

See notes to the financial statements.

Horace Mann Mutual Funds                               2001 Funds Annual Report

                      Small Cap Growth Fund

                      December 31, 2001

                                                         Number of  Market
                                                          Shares    (000)
--------------------------------------------------------------------------
COMMON STOCK    CACI International, Inc.*                  8,600    $ 339
(Continued)     Carreker Corp.*                            8,200       48
                Corillian Corp.*                         125,794      603
                Digimarc Corp.*                           83,300    1,548
                Digital Insight Corp.*                    31,900      715
                Documentum, Inc.*                          6,900      150
                Echelon Corp.*                            10,000      142
                Emulex Corp.*                             11,100      439
                Enterasys Networks, Inc.*                  9,000       80
                Entrust, Inc.*                             7,200       73
                F5 Networks, Inc.*                         1,200       26
                Identix, Inc.*                            24,900      363
                Immersion Corp.*                          79,688      526
                Informatica Corp.*                         8,600      125
                J.D.Edwards & Co.*                        16,475      271
                JDA Software Group, Inc.*                 11,300      253
                Kronos, Inc.*                              3,525      171
                Lawson Software, Inc.*                     4,400       69
                Legato Systems, Inc.*                     19,600      254
                Macromedia, Inc.*                          4,533       81
                Magma Design Automation, Inc.*             1,800       54
                Manugistics Group, Inc.*                   4,300       91
                MatrixOne, Inc.*                           2,000       26
                McAfee.com Corp.*                         12,750      433
                Midway Games, Inc.*                        6,800      102
                Moldflow Corp.*                            2,600       37
                Nassda Corp.*                              2,200       49
                NetIQ Corp.*                               8,800      310
                Numerical Technologies, Inc.*              2,800       98
                Onyx Software Corp.*                     155,400      598
                PEC Solutions, Inc.*                       3,700      138
                Precise Software Solutions Ltd.*           2,600       54
                Read-Rite Corp.*                           5,000       33
                Red Hat, Inc.*                           205,700    1,456
                Roxio, Inc.*                              11,600      192
                SeaChange International, Inc.*             6,200      211
                Secure Computing Corp.*                   10,900      223
                Stellent, Inc.*                            5,200      155
                Storage Technology Corp.*                 17,900      370
                The Titan Corp.*                           5,100      127
                THQ, Inc.*                                 5,400      262
                United Online, Inc.*                      36,700      154
                Vastera, Inc.*                             4,700       78
                WebEx Communications, Inc.*                9,421      234
                Websense, Inc.*                              800       26
             ------------------------------------------------------------
                                                                   12,865


             Construction 1.46%
                Applied Films Corp.*                       5,300      166
                Granite Construction, Inc.                 4,350      105
                Maverick Tube Corp.*                       2,400       31
                The Shaw Group, Inc.*                     23,500      552
             ------------------------------------------------------------
                                                                      854

                See notes to the financial statements.

Horace Mann Mutual Funds                               2001 Funds Annual Report

                    Small Cap Growth Fund

                    December 31, 2001

                                                               Number of  Market
                                                                 Shares   (000)
--------------------------------------------------------------------------------

COMMON STOCK        Consumer Products 2.15%
(Continued)            Ball Corp.                                 7,200  $  509
                       Coach, Inc.*                               7,300     285
                       Mobile Mini, Inc.*                         1,000      39
                       Quiksilver, Inc.*                          4,500      77
                       Reebok International Ltd.*                13,000     345
                    ------------------------------------------------------------
                                                                          1,255
                    Education 1.49%
                       Career Education Corp.*                   11,000     377
                       Education Management Corp.*                  800      29
                       Princeton Review, Inc.*                   41,300     316
                       Sylvan Learning Systems, Inc.*             6,750     149
                    ------------------------------------------------------------
                                                                            871
                    Electronic Equipment & Services 5.23%
                       O2Micro International Ltd.*               15,800     379
                       Active Power, Inc.*                       18,000     122
                       Axcelis Technologies, Inc.*               19,900     256
                       FEI Co.*                                   7,600     239
                       Kopin Corp.*                              15,400     215
                       LTX Corp.*                                 8,900     186
                       Pixelworks, Inc.*                         90,900   1,450
                       Plexus Corp.*                                 57       2
                       Teleflex, Inc.                             4,400     208
                    ------------------------------------------------------------
                                                                          3,057
                    Energy 2.69%
                       Arch Coal, Inc.                            7,900     179
                       Core Laboratories N.V.*                   17,100     240
                       Evergreen Resources, Inc.*                 6,100     236
                       Key Energy Services, Inc.*                20,400     188
                       Patterson-UTI Energy, Inc.*               19,200     447
                       Swift Energy Co.*                          5,500     111
                       Western Gas Resources, Inc.                1,900      61
                       XTO Energy, Inc.                           6,250     109
                    ------------------------------------------------------------
                                                                          1,571
                    Entertainment & Recreation 2.44%
                       Action Performance Companies, Inc.*        8,907     272
                       Ameristar Casinos, Inc.*                   6,700     168
                       Aztar Corp.*                               3,004      55
                       JAKKS Pacific, Inc.*                       4,000      76
                       Pixar Animation Studios*                  23,700     851
                    ------------------------------------------------------------
                                                                          1,422
                    Food & Beverage 0.40%
                       CBRL Group, Inc.                           4,700     138
                       The Smith & Wollensky Restaurant Group*   25,000      95
                    ------------------------------------------------------------
                                                                            233
                    Health Care & Pharmaceuticals 23.80%
                       Abgenix, Inc.*                             8,200     276
                       Accredo Health, Inc.*                      5,400     214
                       AeroGen, Inc.*                            73,600     247
                       Albany Molecular Research, Inc.*           2,600      69
                       Alkermes, Inc.*                           43,400   1,144

                    See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                  Small Cap Growth Fund

                  December 31, 2001

                                                             Number of  Market
                                                               Shares   (000)
--------------------------------------------------------------------------------

COMMON STOCK        American Pharmaceutical Partners, Inc.*     4,100  $    85
(Continued)         AmeriPath, Inc.*                            7,400      237
                    Amylin Pharmaceuticals, Inc.*              27,600      250
                    ArQule, Inc.*                               1,300       22
                    AtheroGenics, Inc.*                        43,600      264
                    Atrix Laboratories, Inc.*                   6,200      128
                    Bioject Medical Technologies, Inc.*        15,500      197
                    Celgene Corp.*                             14,300      456
                    Cell Genesys, Inc.*                        27,400      634
                    Cell Therapeutics, Inc.*                    9,700      234
                    Corixa Corp.*                              46,000      693
                    Cubist Pharmaceuticals, Inc.*               2,600       93
                    Dendreon Corp.*                             3,300       33
                    Digene Corp.*                               8,900      263
                    DUSA Pharmaceuticals, Inc.*                 9,400       73
                    Emisphere Technologies, Inc.*              10,000      319
                    Endo Pharmaceuticals Holdings, Inc.*       53,700      627
                    Esperion Therapeutics*                      2,800       21
                    First Horizon Pharmaceutical Corp.*         7,100      209
                    Gene Logic, Inc.*                          10,700      201
                    Genta, Inc.*                                2,600       37
                    Immunogen, Inc.*                           10,850      179
                    Incyte Genomics, Inc.*                     17,300      336
                    InterMune, Inc.*                            5,350      263
                    ISIS Pharmaceuticals, Inc.*                11,962      265
                    KOS Pharmaceuticals, Inc.*                  4,000      138
                    Lifepoint Hospitals, Inc.*                  3,450      117
                    Medicis Pharmaceutical Corp.*               3,000      194
                    MGI Pharma, Inc.*                          13,600      208
                    Myriad Genetics, Inc.*                      4,650      245
                    Neose Technologies, Inc.*                   3,800      138
                    Neurocrine Biosciences, Inc.*               7,900      405
                    NPS Pharmaceuticals, Inc.*                  5,250      201
                    OSI Pharmaceuticals, Inc.*                  3,100      142
                    Paradigm Genetics, Inc.*                  148,400      844
                    Pharmaceutical Resources, Inc.*             4,200      142
                    Pharmacopeia, Inc.*                        13,600      189
                    Protein Design Labs, Inc.*                  5,400      177
                    Renal Care Group, Inc.*                     4,650      149
                    SangStat Medical Corp.*                     3,700       73
                    Scios, Inc.*                               17,941      426
                    Taro Pharmaceutical Industries Ltd.*        9,650      385
                    Telik, Inc.*                                2,600       35
                    TheraSense, Inc.*                           5,000      123
                    Third Wave Technologies, Inc.*             59,900      440
                    Transkaryotic Therapies, Inc.*             15,150      646
                    Trimeris, Inc.*                             3,500      157
                    ViroPharma, Inc.*                          11,500      264
                  -------------------------------------------------------------
                                                                        13,907

                  Insurance 0.65%
                    Hilb, Rogal and Hamilton Co.                1,850      104
                    Mid Atlantic Medical Services, Inc.*        6,600      150
                    RenaissanceRe Holdings Ltd.                 1,300      124
                  -------------------------------------------------------------
                                                                           378
                  See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                      Small Cap Growth Fund

                      December 31, 2001

                                                                     Number of  Market
                                                                      Shares    (000)
--------------------------------------------------------------------------------------
COMMON STOCK        Internet Services 0.38%
(continued)            Overture Services, Inc.*                        6,200    $ 220

                    Manufacturing (Diversified) 0.70%
                       Grant Prideco, Inc.*                            3,000       35
                       Hanover Compressor Co.*                         5,700      144
                       National Oilwell, Inc.*                         6,300      130
                       Rowan Companies, Inc.*                          5,300      103
                    ------------------------------------------------------------------
                                                                                  412
                    Media & Media Services 1.13%
                       Cumulus Media, Inc.*                            9,400      152
                       Macrovision Corp.*                              6,000      211
                       Radio One, Inc.*                                7,900      146
                       XM Satellite Radio Holdings, Inc.*              8,100      149
                    ------------------------------------------------------------------
                                                                                  658
                    Printing & Publishing 0.33%
                       Scholastic Corp.*                               3,800      191

                    Railroad & Shipping 0.43%
                       Wabtec Corp.                                    5,050       62
                       Werner Enterprises, Inc.                        7,900      191
                    ------------------------------------------------------------------
                                                                                  253
                    Retail 5.03%
                       99 Cents Only Stores *                            900       34
                       Abercrombie & Fitch Co.*                       10,500      279
                       American Eagle Outfitters, Inc.*                8,700      228
                       Ann Taylor Stores Corp.*                        7,900      277
                       Chico's FAS, Inc.*                              1,600       64
                       Columbia Sportswear Co.*                        2,100       70
                       Copart, Inc.*                                   7,200      262
                       Cost Plus, Inc.*                                6,400      168
                       Electronics Boutique Holdings Corp.*            5,750      229
                       Insight Enterprises, Inc.*                      9,900      244
                       Linens'n Things, Inc.*                          5,076      129
                       O'Reilly Automotive, Inc.*                     11,000      401
                       Tweeter Home Entertainment Group, Inc.*         1,100       32
                       Williams-Sonoma, Inc.*                         10,000      429
                       Zale Corp.*                                     2,200       92
                    ------------------------------------------------------------------
                                                                                2,938
                    Scientific Instruments 1.47%
                       Bruker AXS, Inc.*                              24,600      161
                       Illumina, Inc.*                                 7,900       93
                       MKS Instruments, Inc.*                          7,800      211
                       Orbotech Ltd.*                                  2,200       68
                       Transgenomic, Inc.*                            30,000      328
                    ------------------------------------------------------------------
                                                                                  861
                    Semiconductors 7.92%
                       Aeroflex, Inc.*                                14,500      274
                       ASM International, N.V.*                       11,250      219
                       Elantec Semiconductor, Inc.*                      912       35
                       EMCORE Corp.*                                   4,000      182
                       ESS Technology, Inc.*                          11,800      251
                       Fairchild Semiconductor International, Inc.*   13,350      376

                    See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report



                Statement of Investments (concluded)
                Small Cap Growth Fund

                December 31, 2001

                                                               Number of      Market
                                                                 Shares       (000)
-------------------------------------------------------------------------------------
COMMON STOCK    Genesis Microchip, Inc.*                          6,200      $   409
(concluded)     Lattice Semiconductor Corp.*                     22,000          452
                Microtune, Inc.*                                 17,700          415
                Monolithic System Technology, Inc.*              10,400          214
                OmniVision Technologies, Inc.*                   25,200          224
                PDF Solutions, Inc.*                              4,100           86
                Photon Dynamics, Inc.*                            7,952          363
                Photronics, Inc.*                                 8,800          275
                Power Integrations, Inc.*                         4,900          112
                Silicon Laboratories, Inc.*                       3,800          128
                TriQuint Semiconductor, Inc.*                    50,200          615
              -----------------------------------------------------------------------
                                                                               4,630

              Transportation 2.00%
                Arkansas Best Corp.*                              8,850          255
                Hawaiian Airlines, Inc.*                         61,100          244
                Knight Transportation, Inc.*                      6,900          130
                Landstar System, Inc.*                            3,900          282
                Yellow Corp.*                                    10,250          257
              -----------------------------------------------------------------------
                                                                               1,168

              Waste Management 0.98%
                Stericycle, Inc.*                                 4,100          250
                Waste Connections, Inc.*                         10,387          322
              -----------------------------------------------------------------------
                                                                                 572

              Total Common Stock 96.32%                                       56,285
                (Cost $49,819)
              =======================================================================

                                                               Principal
                                                Rate  Maturity  Amount        Market
                                                        Date    (000)         (000)
-------------------------------------------------------------------------------------
SHORT-TERM    Federal Home Loan Bank
INVESTMENT         Discount Note                1.43% 01/02/02  $ 2,400      $ 2,400
              -----------------------------------------------------------------------

              Total Short-Term Investment 4.11%                                2,400
                 (Cost $2,400)
              =======================================================================

              Total Investments 100.43%                                       58,685
                 (Cost $52,219)

              Liabilities in Excess of
                 Cash and Other Assets (0.43%)                                  (248)
              -----------------------------------------------------------------------

              Net Assets 100.00%                                             $58,437
              =======================================================================


              * Non-income producing during the year ended December 31, 2001 as this security did not pay dividends.

              See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report


   [PIE CAHRT]
Cash & Other      Statement of Investments
Net Assets 5.4%   International Equity Fund
North America
     2.5%         December 31, 2001
Pacific
23.6%
Europe 68.5%

                                                                                                          Number of    Market
                                                                                                           Shares      (000)
-----------------------------------------------------------------------------------------------------------------------------
COMMON AND        Australia 2.45%
PREFERRED STOCK      BHP Billiton Ltd. (Steel & Metals)                                                    92,643      $  498
                     WMC Ltd. (Steel & Metals)                                                             65,835         322
                  -----------------------------------------------------------------------------------------------------------
                                                                                                                          820
                  Belgium 0.88%
                     Interbrew (Food & Beverage)                                                           10,800         296

                  Canada 2.47%
                     Canadian National Railway Co. (Railroads)                                             14,966         721
                     Nortel Networks Corp. (Telecommunications)*                                           14,200         106
                  -----------------------------------------------------------------------------------------------------------
                                                                                                                          827
                  Denmark 0.79%
                     Novo Nordisk-B (Health Services)                                                       6,500         266

                  Finland 0.94%
                     Sonera OYJ (Telecommunications)                                                       26,400         134
                     UPM-Kymmene OY (Containers & Paper)                                                    5,500         182
                  -----------------------------------------------------------------------------------------------------------
                                                                                                                          316
                  France 17.40%
                     Alcatel Alsthom Cge (Telecommunications)                                               4,619          79
                     Aventis SA (Pharmaceuticals)                                                           8,333         592
                     BNP Paribas (Banking)                                                                  7,179         642
                     Carrefour Supermarche SA (Specialty Retail)                                            7,270         378
                     CGIP-Comp Gen D'Ind & D'Particip (Containers & Paper)                                  1,950          65
                     CGIP-Comp Gen D'Ind & D'Particip (Containers & Paper) warrants*                        1,950           1
                     Credit Lyonnais (Banking)                                                              9,553         319
                     Danone (Food & Beverage)                                                               1,820         222
                     Eurotunnel EPLC (Construction)*                                                      274,247         276
                     France Telecom (Telecommunications)                                                    4,393         176
                     Lafarge SA (Building Materials)                                                        4,054         379
                     Orange SA (Telecommunications)*                                                       13,547         123
                     Rhodia SA (Chemicals)                                                                  6,316          51
                     Sanofi-Synthelabo SA (Pharmaceuticals)                                                 4,558         340
                     Schneider Electric SA (Industrial Specialty)                                           8,606         414
                     SCOR SA (Insurance)                                                                    2,062          65
                     Stmicroelectronics (Electronic Components)                                            10,108         324
                     Suez Lyonnaise Des Eaux (Water Supply)                                                17,449         528
                     Technip Coflexip SA (Building Materials)                                                 811         108
                     Total Fina Elf SA-B (Oil & Gas Companies)                                              5,272         753
                  -----------------------------------------------------------------------------------------------------------
                                                                                                                        5,835

                  Germany 12.75%
                     Allianz AG (Insurance)                                                                 1,431         339
                     Altana AG DEM (Pharmaceuticals)                                                        1,743          87
                     AMB Generali Holding AG (Insurance)                                                      244          26
                     BASF AG (Chemicals)                                                                    6,549         243
                     Bayer AG (Chemicals)                                                                  19,174         611
                     Beiersdorf AG (Cosmetics)                                                                792          90
                     Deutsche Bank AG (Banking)                                                             2,934         207
                     E.On AG Corporation (Utilities)                                                       12,481         646
                     Heidelberger Druckmaschinen (Printing & Publishing)                                      282          11
                     Karstadt Quelle AG (Department & Chain Stores)                                         6,897         272
                     Man AG (Machinery)                                                                     4,858         103
                     Merck KGAA (Medical Supply & Specialty)                                                2,673          99

                  See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                   International Equity Fund

                   December 31, 2001

                                                                                          Number of     Market
                                                                                           Shares       (000)
-------------------------------------------------------------------------------------------------------------
COMMON AND            Metro AG (Department & Chain Stores)                                  7,017     $   249
PREFERRED STOCK       Munich Reinsurance (Insurance)                                        1,548         420
 (continued)          SAP AG (Computer Software)                                            2,129         277
                      Siemens AG NPV (Electronic Components)                                9,036         598
                   ------------------------------------------------------------------------------------------
                                                                                                        4,278
                   Italy 3.09%
                      Gucci Group (Retail)                                                  2,552         217
                      Mediobanca SPA (Banking)                                             44,100         494
                      Ras (Insurance)                                                      27,550         324
                   ------------------------------------------------------------------------------------------
                                                                                                        1,035
                   Japan 19.55%
                      Asahi Glass Co. (Building Materials)                                 36,000         213
                      Canon, Inc. (Office Equipment & Supplies)                             6,000         207
                      DAI Nippon Printing (Printing & Publishing)                           5,000          50
                      Daiwa Securities Group (Financial)                                   29,000         153
                      Fast Retailing Co. (Apparel & Shoes)                                    900          80
                      Hitachi Ltd. (Electronic Components)                                 16,000         117
                      ITO-Yokado Company Ltd. (Department & Chain Stores)                   3,000         136
                      Kajima Corp. (Energy Engineering)                                    30,000          82
                      Matsushita Communications Industries (Telecommunications)             5,000         136
                      Matsushita Electric Industries Co. (Electronic Components)           19,000         244
                      Mitsubishi Corp. (Wholesale Distribution)                            31,000         201
                      Mitsubishi Estate (Real Estate)                                      38,000         278
                      Mitsui & Co. (Miscellaneous)                                         38,000         188
                      Mitsui Fudosan (Real Estate)                                         45,000         344
                      Mizuho Holdings, Inc. (Financial)                                        14          29
                      Murata Manufacturing Co. (Electronic Components)                      2,300         138
                      NEC Corp. (Electronic Components)                                    44,000         449
                      Nikko Cordial Corp. (Other Financial)*                               67,000         299
                      Nippon Telephone & Telegraph Corp. (Telecommunications)                  35         114
                      Nippon Unipac Holding (Printing/Publishing)                              26         116
                      Nissan Motor Company Ltd. (Automobiles)                              80,000         424
                      Nomura Holdings (Financial)                                          32,000         410
                      NTT Docomo (Telecommunications)                                          19         223
                      OJI Paper Co. (Forest Products)                                      23,000          91
                      Sankyo Company Ltd. (Pharmaceuticals)                                18,000         308
                      Sega Enterprises (Recreational Products)*                             7,800         156
                      Sharp Corp. (Electronic Components)                                  44,000         515
                      SMC Corp. (Machinery/Compon/Comtrols)                                 1,000         102
                      Sony Corp. (Consumer Electronics)                                     9,600         439
                      Taisei Corp. (Energy Engineering)                                    41,000          89
                      Takeda Chemical Industries Ltd.(Pharmaceuticals)                      5,000         226
                   ------------------------------------------------------------------------------------------
                                                                                                        6,557

                   Netherlands 2.73%
                      Asm Lithography Holdings NV (Computers)*                              7,200         125
                      DSM NV (Chemicals)                                                    5,600         204
                      Elsevier NV (Print Media)                                            12,100         143
                      Heineken NV (Alcohol & Tobacco)                                       4,350         165
                      IHC Caland NV (Oilfield Services/Equipment)                           2,000          93
                      Koninklijke KPN NV (Telecommunications)                              36,600         186
                   ------------------------------------------------------------------------------------------
                                                                                                          916

                   See notes to the financial statements.

Horace Mann Mutual Funds                               2001 Funds Annual Report

                International Equity Fund

                December 31, 2001

                                                                                          Number of   Market
                                                                                            Shares    (000)
------------------------------------------------------------------------------------------------------------
COMMON AND              Spain 2.18%
PREFERRED STOCK           Inditex (Retail Specialty)*                                        13,700   $  261
 (concluded)              Telefonica SA (Telecommunications)*                                35,129      470
                     ---------------------------------------------------------------------------------------
                                                                                                         731
                        Sweden 2.37%
                          L.M. Ericsson Telephone Co.- B (Telecommunications)               146,000      796

                        Switzerland 6.84%
                          Credit Suisse Group (Banking)*                                     10,633      454
                          Nestle SA (Food & Beverage)                                         1,754      374
                          Roche Holdings AG (Biotechnology)                                   2,358      168
                          Serono SA (Pharmaceuticals)                                           377      329
                          Swiss Reinsurance (Insurance)                                       4,067      409
                          Syngenta AG (Chemicals)*                                            4,203      218
                          UBS AG (Banking)                                                    6,798      343
                     ---------------------------------------------------------------------------------------
                                                                                                       2,295
                        Taiwan 1.62%
                          Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors)*      31,700      544

                        United Kingdom 18.19%
                          Anglo American PLC (Steel Metals)                                   8,261      125
                          BAE Systems (Aerospace)                                            74,838      337
                          BP Amoco PLC (Oil & Gas Companies)                                117,068      909
                          Compass Group PLC (Food & Beverage)                                23,447      175
                          GlaxoSmithKline PLC (Pharmaceuticals)                              23,275      583
                          Pearson PLC (Print Media)                                          28,185      324
                          Reed International (Print Media)                                   54,583      452
                          Reuters Group PLC (Printing & Publishing)                          48,112      476
                          Rio Tinto-Zinc Corp. PLC (Steel & Metals)                          28,094      537
                          Sainsbury (J) (Department & Chain Stores)                          62,570      333
                          Shell Transportation & Trading Co. PLC (Oil & Gas Companies)       67,695      465
                          Vodafone Group Public Ltd. (Telecommunications)                   530,737    1,387
                     ---------------------------------------------------------------------------------------
                                                                                                       6,103

                        Total Common and Preferred Stock 94.25%                                       31,615
                          (Cost $34,285)
                     =======================================================================================

                     See notes to the financial statements.

Horace Mann Mutual Funds                               2001 Funds Annual Report

                Statement of Investments (concluded)
                International Equity Fund

                December 31, 2001

                                                                                          Principal
                                                                     Rate      Maturity     Amount   Market
                                                                                Date        (000)     (000)
--------------------------------------------------------------------------------------------------------------
CORPORATE NOTE      France 0.34%
                      Eurotunnel (Construction)                      1.00%     04/03/40    $  100   $    113
                    ------------------------------------------------------------------------------------------

                    Total Corporate Note 0.34%                                                           113
                      (Cost $149)
                    ==========================================================================================

--------------------------------------------------------------------------------------------------------------
SHORT-TERM          State Street Bank - Repurchase Agreement
INVESTMENT            (secured by $1,127, US Treasury Bond
                      6.125%, 11/15/27)                              1.62%     01/02/02     1,100      1,100
                    ------------------------------------------------------------------------------------------

                    Total Short-Term Investment 3.28%                                                  1,100
                      (Cost $1,100)
                    ==========================================================================================

                    Total Investments 97.87%                                                          32,828
                      (Cost $35,534)

                    Foreign Currency 1.70%                                                               572
                      (Various Denominations)
                      (Cost $575)

                    Cash and Other Assets In
                      Excess of Liabilities 0.43%                                                        144
                    ------------------------------------------------------------------------------------------

                    Net Assets 100.00%                                                              $ 33,544
                    ==========================================================================================

                * Non-income producing during the year ended December 31, 2001 as this security did not pay dividends.

                See notes to the financial statements.

Horace Mann Mutual Funds                               2001 Funds Annual Report

[PIE CHART]   Statement of Investments
Cash & Other  Socially Responsible Fund
Net Assets
3.4%          December 31, 2001
Common Stock
96.6%

                                                                         Number of    Market
                                                                          Shares       (000)
--------------------------------------------------------------------------------------------
COMMON STOCK    Aerospace 0.61%
                  Goodrich Corp.                                           16,400     $  437

                Apparel 0.57%
                  Jones Apparel Group, Inc.*                               12,200        405

                Automotive 4.39%
                  Autoliv, Inc.                                            17,200        349
                  Dana Corp.                                               17,100        237
                  Delphi Automotive Systems Corp.                          30,400        415
                  Ford Motor Co.                                            4,400         69
                  General Motors Corp.                                      7,300        355
                  Genuine Parts Co.                                        13,300        488
                  Goodyear Tire & Rubber Co.                               15,200        362
                  Lear Corp.*                                               9,800        374
                  PACCAR, Inc.                                              7,600        499
                ----------------------------------------------------------------------------
                                                                                       3,148
                Banks & Financial Services 27.39%
                  American Express Co.                                      7,000        250
                  AmSouth Bancorporation                                   23,200        438
                  Bank of America Corp.                                    27,200      1,712
                  Bank One Corp.                                           25,100        980
                  Charter One Financial, Inc.                              15,225        413
                  Citigroup, Inc.                                          52,566      2,654
                  Countrywide Credit Industries, Inc.                       8,600        352
                  Federal Home Loan Mortgage Corp.                          7,600        497
                  Federal National Mortgage Association                    16,000      1,272
                  FleetBoston Financial Corp.                              24,100        880
                  Golden West Financial Corp.                               7,500        441
                  Huntington Bancshares, Inc.                              20,200        347
                  J.P. Morgan Chase & Co.                                  17,700        643
                  KeyCorp                                                  19,100        465
                  Lehman Brothers Holdings, Inc.                            8,600        574
                  Merrill Lynch & Company, Inc.                             4,200        219
                  Morgan Stanley Dean Witter & Co.                          7,400        414
                  National City Corp.                                      19,400        567
                  Regions Financial Corp.                                  14,500        434
                  SouthTrust Corp.                                         18,700        460
                  SunTrust Banks, Inc.                                      8,600        539
                  U.S. Bancorp                                             45,600        954
                  Union Planters Corp.                                      9,800        442
                  UnionBanCal Corp.                                        10,400        395
                  Wachovia Corp.                                           38,700      1,214
                  Washington Mutual, Inc.                                  23,000        752
                  Wells Fargo & Co.                                        30,300      1,317
                ----------------------------------------------------------------------------
                                                                                      19,625
                Business Machines 1.04%
                  Hewlett-Packard Co.                                      36,400        748

                Capital Goods 0.68%
                  W.W. Grainger, Inc.                                      10,200        490

              See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                 Socially Responsible Fund

                 December 31, 2001

                                                             Number of   Market
                                                              Shares      (000)
-------------------------------------------------------------------------------
COMMON STOCK     Chemicals 3.98%
 (continued)       Cabot Corp.                                10,300    $   368
                   Dow Chemical Co.                           23,100        780
                   Eastman Chemical Co.                        9,600        375
                   Lubrizol Corp.                              9,000        316
                   PPG Industries, Inc.                        9,000        465
                   Praxair, Inc.                               9,900        547
                  -------------------------------------------------------------
                                                                          2,851
                 Communication Equipment & Services 11.17%
                   AT&T Corp.                                 25,100        455
                   BellSouth Corp.                            34,200      1,305
                   Corning, Inc.                              31,400        280
                   Nortel Networks Corp.                      46,500        349
                   SBC Communications, Inc.                   43,522      1,705
                   Sprint Corp.                               27,200        546
                   Tellabs, Inc.*                             25,200        376
                   Verizon Communications, Inc.               43,100      2,046
                   WorldCom Group*                            66,600        938
                  -------------------------------------------------------------
                                                                          8,000
                 Computer Software & Services 1.87%
                   Electronic Data Systems Corp.               6,600        452
                   Ingram Micro, Inc. - A*                    11,900        206
                   Quantum Corp.*                             27,600        272
                   Tech Data Corp.*                            9,500        410
                  -------------------------------------------------------------
                                                                          1,340
                 Construction 0.64%
                   Pulte Homes, Inc.                          10,200        456

                  Consumer Products 3.55%
                   Black & Decker Corp.                       10,200        385
                   ConAgra Foods, Inc.                        24,300        578
                   Masco Corp.                                16,200        397
                   Newell Rubbermaid, Inc.                    18,900        521
                   Procter & Gamble Co. (The)                  8,350        661
                  -------------------------------------------------------------
                                                                          2,542
                 Electronic Equipment & Services 2.77%
                   Acuity Brands, Inc.                         7,300         88
                   Arrow Electronics, Inc.*                   15,900        475
                   Avnet, Inc.                                15,100        385
                   Cooper Industries, Inc.                    11,100        388
                   Hubbell, Inc.                               8,600        253
                   Motorola, Inc.                              7,000        105
                   Solectron Corp.*                           25,700        290
                  -------------------------------------------------------------
                                                                          1,984
                 Energy 4.63%
                   Amerada Hess Corp.                          5,700        356
                   Ashland, Inc.                              10,000        461
                   Conoco, Inc.                               15,000        425
                   Massey Energy Co.                          12,100        251
                   Occidental Petroleum Corp.                 17,800        472
                   Sunoco, Inc.                               11,600        433


                 See notes to the financial statements.

Horace Mann Mutual Funds                               2001 Funds Annual Report

                   Socially Responsible Fund

                   December 31, 2001

                                                          Number of    Market
                                                            Shares      (000)
-----------------------------------------------------------------------------
COMMON STOCK         Ultramar Diamond Shamrock Corp.          4,300  $    213
(continued)          Valero Energy Corp.                      5,300       202
                     Xcel Energy, Inc.                       18,200       505
                   ----------------------------------------------------------
                                                                        3,318
                   Food & Beverage 3.67%
                     Kellogg Co.                             12,200       367
                     McDonald's Corp.                         4,400       116
                     PepsiCo, Inc.                           17,800       418
                     Sara Lee Corp.                          25,300       562
                     TRICON Global Restaurants*               6,000       295
                     Tyson Foods, Inc.                       37,619       435
                     Wendy's International, Inc.             14,900       435
                   ----------------------------------------------------------
                                                                        2,628
                   Health Care & Pharmaceuticals 2.57%
                     American Home Products Corp.             6,500       399
                     Eli Lilly & Co.                          5,800       456
                     Johnson & Johnson                        2,500       148
                     Merck & Company, Inc.                    6,300       370
                     Pharmacia Corp.                          8,200       350
                     Schering-Plough Corp.                    3,200       115
                   -----------------------------------------------------------
                                                                        1,838
                   Insurance 7.56%
                     Allstate Corp.                          20,200       681
                     American International Group, Inc        1,100        87
                     Aon Corp.                                9,500       337
                     Chubb Corp.                              7,600       524
                     CIGNA Corp.                              4,100       380
                     Health Net, Inc.*                       17,300       377
                     Humana, Inc.*                           29,900       353
                     MBIA, Inc.                               6,500       349
                     MetLife, Inc.*                          16,900       535
                     MGIC Investment Corp.                    7,600       469
                     Old Republic International Corp.        15,000       420
                     St Paul Companies, Inc.                 11,100       488
                     Torchmark Corp.                         10,500       413
                   ----------------------------------------------------------
                                                                        5,413
                   Manufacturing (Diversified) 3.80%
                     FMC Corp.*                               5,000       298
                     Ingersoll-Rand Co.                       9,400       393
                     Leggett & Platt, Inc.                   18,100       416
                     Parker Hannafin Corp.                    9,800       450
                     Snap-On, Inc.                           10,200       343
                     TRW, Inc.                                9,900       367
                     Whirlpool Corp.                          6,200       455
                   ----------------------------------------------------------
                                                                        2,722
                   Media & Media Services 1.48%
                     Disney (Walt) Co.                       14,400       298
                     Gannett Company, Inc.                    8,900       598
                     Liberty Media Corp. - A*                11,600       162
                   ----------------------------------------------------------
                                                                        1,058

                   See notes to the financial statements.

Horace Mann Mutual Funds                              2001 Funds Annual Report

                      Socially Responsible Fund

                      December 31, 2001

                                                            Number of   Market
                                                              Shares     (000)
------------------------------------------------------------------------------
COMMON STOCK      Paper & Forest Products 2.76%
(concluded)          Boise Cascade Corp.                      10,100  $   344
                     Georgia-Pacific Group                    13,200      364
                     Smurfit-Stone Container Corp.*           24,200      386
                     Westvaco Corp.                           15,100      430
                     Willamette Industries, Inc.               8,700      453
                  ------------------------------------------------------------
                                                                        1,977
                  Printing & Publishing 0.58%
                     R.R. Donnelley & Sons Co.                13,900      413

                  Railroad & Shipping 2.70%
                     Burlington Northern Santa Fe Corp.       19,100      545
                     CSX Corp.                                11,400      400
                     Norfolk Southern Corp.                   23,100      423
                     Union Pacific Corp.                      10,000      570
                  ------------------------------------------------------------
                                                                        1,938
                  Retail 3.42%
                     Federated Department Stores, Inc.*       12,700      519
                     Liz Claiborne, Inc.                       7,700      383
                     May Department Stores Co. (The)          15,200      562
                     Sears, Roebuck and Co.                   12,100      576
                     TJX Companies, Inc.                      10,300      411
                  ------------------------------------------------------------
                                                                        2,451
                  Transportation 0.18%
                     FedEx Corp.*                              2,500      130

                  Utilities 4.60%
                     Ameren Corp.                             11,100      470
                     Cinergy Corp.                            13,700      458
                     Consolidated Edison, Inc.                11,600      468
                     FirstEnergy Corp.                        15,100      528
                     NiSource, Inc.                           17,300      399
                     Potomac Electric Power Co.               16,800      379
                     Western Resources, Inc.                  12,400      213
                     Wisconsin Energy Corp.                   17,000      384
                  ------------------------------------------------------------
                                                                        3,299

                  Total Common Stock 96.61%                            69,211
                     (Cost $70,184)
                  ============================================================

                  See notes to the financial statements.

Horace Mann Mutual Funds                               2001 Funds Annual Report

                Statement of Investments (concluded)
                Socially Responsible Fund

                December 31, 2001

                                                                                       Principal
                                                              Rate          Maturity    Amount       Market
                                                                              Date       (000)        (000)
------------------------------------------------------------------------------------------------------------
SHORT-TERM      State Street Bank -- Repurchase Agreement
INVESTMENT        (secured by $2,405, US Treasury Bill,
                   1.68%, 05/23/02)                           0.85%         01/02/02    $ 2,337      $ 2,337
                --------------------------------------------------------------------------------------------
                Total Short-Term Investment 3.26%                                                      2,337
                   (Cost $2,337)
                ============================================================================================
                Total Investments 99.87%                                                              71,548
                   (Cost $72,521)

                Cash and Other Assets
                   In Excess of Liabilities 0.13%                                                         96
                --------------------------------------------------------------------------------------------

                Net Assets 100.00%                                                                   $71,644
                ============================================================================================

                * Non-income producing during the year ended December 31, 2001 as this security did not pay dividends.

                See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Statements of Assets and Liabilities

December 31, 2001

                                                                                           SMALL CAP    INTERNATIONAL    SOCIALLY
                                      EQUITY       BALANCED      INCOME      SHORT-TERM      GROWTH         EQUITY      RESPONSIBLE
                                       FUND          FUND         FUND           FUND         FUND           FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash                               $    312,494  $      3,525  $    820,505  $        569  $    508,473  $        480  $        820
Due from bank                                --            --       178,362            --            --        38,886            --
Investments at market value*        599,554,988   291,724,826   148,409,208     2,765,591    58,684,674    32,827,947    71,547,719
Foreign currency at value*                   --            --        42,942            --            --       572,005            --
Forward currency contracts                   --            --       126,498            --            --        66,508            --
Dividends and interest receivable       850,138       582,555     1,599,426        27,088         2,593        14,672       122,843
Receivable-foreign taxes                      3             1            --            --            --        44,511            57
Receivable-fund shares sold             214,304       137,231        38,588         7,191        87,396        66,006        86,995
Receivable-investments sold                  --            --            --            --       283,368         7,861            --
Other Assets                                 --           292            --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Assets                      600,931,927   292,448,430   151,215,529     2,800,439    59,566,504    33,638,877    71,758,434
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividend payable                             --            --       586,067            --            --            --            --
Forward currency contracts                   --            --        24,830            --            --            19            --
Payable-fund shares redeemed            371,271       255,731        12,836           213        18,097        15,065        16,326
Payable-investments purchased                --            --    24,421,522            --       989,904            --            --
Payable-advisory and related fees       534,311            --       104,970            --        91,821        48,709        90,992
Accrued expenses                         10,701        17,163        20,483         4,305        29,781        30,981         7,485
-----------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                     916,283       272,894    25,170,708         4,518     1,129,603        94,774       114,803
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                         $600,015,644  $292,175,536  $126,044,821  $  2,795,921  $ 58,436,901  $ 33,544,102  $ 71,643,631
===================================================================================================================================


NET ASSETS CONSIST OF:
Par Value of Common Shares           30,658,767     1,788,588     1,024,956        27,739            --            --            --
Paid in Surplus                     640,377,249   314,695,377   121,144,512     2,755,839    75,089,723    45,617,995    72,931,056
Accumulated undistributed
  net investment income (loss)          180,103        18,875       (91,585)        1,000            --       (72,325)       21,569
Accumulated undistributed net
  realized gain (loss) from
  investments and foreign
  currency transactions             (62,310,919)  (11,117,099)     (172,674)           11   (23,118,915)   (9,359,815)     (335,875)
Net unrealized appreciation
  (depreciation) on
  investments and translation
  of assets and liabilities
  in foreign currency                (8,889,558)  (13,210,207)    4,139,612        11,332     6,466,093    (2,641,753)     (973,119)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                         $600,015,644  $292,175,536  $126,044,821  $  2,795,921  $ 58,436,901  $ 33,544,102  $ 71,643,631
===================================================================================================================================

Number of shares outstanding:        30,658,767    17,885,880    10,249,568       277,398     4,810,131     3,189,383     5,619,767
  (Authorized 50,000,000
  shares each)

Par Value                          $       1.00  $       0.10  $       0.10  $       0.10  $         --  $         --  $         --
===================================================================================================================================

NET ASSET VALUE
PER SHARE                          $      19.57  $      16.34  $      12.30  $      10.08  $      12.15  $      10.52  $      12.75
===================================================================================================================================
*Cost of Securities:
  Investments                      $608,444,546  $304,935,033  $144,368,904  $  2,754,259  $ 52,218,581  $ 35,533,494  $ 72,520,838
  Foreign Currency                           --            --  $     43,155            --            --  $    575,147            --

                     See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Statements of Operations
For the Year Ended December 31, 2001

                                                                                           SMALL CAP    INTERNATIONAL    SOCIALLY
                                      EQUITY       BALANCED      INCOME      SHORT-TERM      GROWTH         EQUITY      RESPONSIBLE
                                       FUND          FUND         FUND           FUND         FUND           FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                        $ 11,102,041  $ 11,433,114  $        720  $         --  $     67,568  $    522,545  $  1,401,263
  Interest                              274,396         3,537     8,784,451       104,995       188,544       100,580        88,069
  Miscellaneous income                   35,133         8,202       132,785            --            --            --        29,378
-----------------------------------------------------------------------------------------------------------------------------------
                                     11,411,570    11,444,853     8,917,956       104,995       256,112       623,125     1,518,710
  Foreign taxes withheld                (19,231)           --        (3,194)           --          (174)      (60,948)      (13,523)
-----------------------------------------------------------------------------------------------------------------------------------
  Total investment income            11,392,339    11,444,853     8,914,762       104,995       255,938       562,177     1,505,187

EXPENSES:
  Advisory fees                       2,465,002            --       525,847         2,812       707,987       310,266       502,567
  Administrative and                  2,523,411            --       518,166         9,277       252,125       149,379       294,923
  support fees
  Professional fees                      59,710        29,444        29,149        11,318        13,481        12,897        14,233
  Fund Pricing fees                      48,779        22,851        24,209           520        26,524        24,592         9,636
  Custodian fees                         99,038        46,395        49,152         1,057        53,852        49,930        19,565
  Transfer agent fees                    31,486            24            24            24            24            24            24
  Shareholder reports                    33,697        17,518         2,462            19        10,288         9,389        12,566
  Registration Fees                         571            --            --            --            --            --            --
  Trustees' fees and                      6,350         6,350         6,350         6,350         6,350         6,350         6,350
  expenses
  Insurance                              26,029        18,031           781           139         4,369         2,197         3,423
-----------------------------------------------------------------------------------------------------------------------------------
  Total expenses                      5,294,073       140,613     1,156,140        31,516     1,075,000       565,024       863,287
-----------------------------------------------------------------------------------------------------------------------------------

  Less advisory and related
   fees waived                         (230,687)           --       (66,726)       (9,277)     (102,708)       (1,091)     (111,802)
  Less expenses paid by
   Horace Mann Investors, Inc.               --            --            --       (14,289)           --            --            --
  Less earnings credits on
   cash balances                         (2,963)          (38)      (26,006)         (220)       (1,788)       (2,527)         (823)
  Less expenses paid
   by commission credits               (144,855)           --            --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------

  Net Expenses                        4,915,568       140,575     1,063,408         7,730       970,504       561,406       750,662
-----------------------------------------------------------------------------------------------------------------------------------

Net investment
  income (loss)                       6,476,771    11,304,278     7,851,354        97,265      (714,566)          771       754,525
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
   Investments                        6,852,294     1,625,459     3,720,637         6,245   (22,878,360)   (9,284,748)      826,092
   Foreign currency transactions             15            --       (77,939)           --            --       (71,068)          (75)
-----------------------------------------------------------------------------------------------------------------------------------

  Net realized gain (loss) on
   investments and foreign
   currency transactions              6,852,309     1,625,459     3,642,698         6,245   (22,878,360)   (9,355,816)      826,017

  Change in unrealized
   appreciation (depreciation) on:
   Investments                      (39,792,198)      (54,528)        8,132    (1,039,235)   (2,218,644)   (7,169,042)
   Translation of assets and
    liabilities in foreign
    currencies                               --            --        99,309            --            --        63,183            --

  Net realized and unrealized
   gain (loss) from
   investments and foreign
   currency transactions            (32,939,889)    3,687,479        14,377   (23,917,595)   (6,343,025)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  FROM OPERATIONS                  $(26,463,118) $  3,960,139  $ 11,538,833  $    111,642  $(24,632,161) $(11,510,506) $ (5,588,500)
===================================================================================================================================

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Statement of Changes in Net Assets
For the Years Ended December 31, 2001 and December 31, 2000

                                                   EQUITY FUND                   BALANCED FUND                  INCOME FUND
                                              2001            2000           2001            2000           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)            $  6,476,771   $   7,584,632   $ 11,304,278   $  11,773,473   $  7,851,354   $  9,679,360

  Net realized short-term gain (loss)
   on investments and
   foreign currency transactions            (8,401,237)    (46,318,081)       555,974     (10,444,140)     3,096,895       (232,179)

  Net realized long-term gain
   (loss) on investments and
   foreign currency transactions            15,253,546     (21,661,868)     1,069,485      (1,847,924)       545,803       (248,440)

  Net unrealized appreciation
   (depreciation) on investments and
   translation of assets and liabilities
   in foreign currency                     (39,792,198)     24,873,373     (8,969,598)      1,345,567         44,781      4,712,282
------------------------------------------------------------------------------------------------------------------------------------

  Change in net assets
   from operations                          (26,463,11     (35,521,944)     3,960,139         826,976     11,538,833     13,911,023
------------------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
  TO SHAREHOLDERS:
  Net investment income                     (6,403,440)     (7,885,552)   (11,343,163)    (12,038,144)    (7,597,565)    (9,671,251)

  Net realized short-term gain
   from investments and
   foreign currency transactions                     -         (57,559)             -          (5,423)    (3,100,447)             -

  Net realized long-term gain
   from investments and
   foreign currency transactions                     -         (47,965)             -         (12,653)      (557,685)             -
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions
   to shareholders                          (6,403,440)     (7,991,076)   (11,343,163)    (12,056,220)   (11,255,697)    (9,671,251)
====================================================================================================================================

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                 46,039,181     298,523,202     22,053,789      33,277,399      8,676,908    155,410,030

  Net asset value of shares issued
   in reinvestment of dividends and
   capital gains distributions               6,361,221       7,936,809     11,343,163      12,056,220     10,669,630      9,671,251
------------------------------------------------------------------------------------------------------------------------------------
                                            52,400,402     306,460,011     33,396,952      45,333,619     19,346,538    165,081,281

  Cost of shares redeemed                  (87,248,872)   (220,348,910)   (48,566,697)   (121,914,586)   (30,769,005)   (45,311,572)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from fund
  share transactions                       (34,848,470)     86,111,101    (15,169,745)    (76,580,967)   (11,422,467)   119,769,709
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                            (67,715,028)     42,598,081    (22,552,769)    (87,810,211)   (11,139,331)   124,009,481
NET ASSETS:
  Beginning of period                      667,730,672     625,132,591    314,728,305     402,538,516    137,184,152     13,174,671
------------------------------------------------------------------------------------------------------------------------------------
  End of period                           $600,015,644   $ 667,730,672   $292,175,536   $ 314,728,305   $126,044,821   $137,184,152
====================================================================================================================================
Undistributed net
  investment income (loss)                $    180,103   $     106,757   $     18,875   $      57,760   $    (91,585)  $     29,197
------------------------------------------------------------------------------------------------------------------------------------

                     See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                                  SMALL CAP                INTERNATIONAL                   SOCIALLY
      SHORT-TERM FUND            GROWTH FUND               EQUITY FUND                 RESPONSIBLE FUND
       2001      2000          2001        2000         2001        2000                2001       2000
--------------------------------------------------------------------------------------------------------------------
$   97,265  $    110,293  $  (714,566) $   (510,672)  $       771  $     73,304    $    754,525  $    687,409

     6,245        (1,092) (23,462,409)  ( 6,995,411)   (5,953,035)   (2,298,028)       (611,825)    2,288,851

         -             -      584,049     8,224,770    (3,402,781)    2,670,523       1,437,842     1,493,457

     8,132         3,200   (1,039,235)  (14,351,331)   (2,155,461)   (8,202,195)     (7,169,042)    2,194,800
  ------------------------------------------------------------------------------------------------------------------

   111,642       112,401  (24,632,161)  (13,632,644)   11,510,506)   (7,756,396)     (5,588,500)    6,664,517
  ------------------------------------------------------------------------------------------------------------------

   (98,187)     (109,538)           -       (13,744)            -             -        (739,646)     (716,080)

    (5,140)            -            -    (1,399,506)            -             -               -    (2,341,012)

         -             -            -             -             -      (522,634)     (1,048,499)   (1,490,194)
--------------------------------------------------------------------------------------------------------------------

  (103,327)     (109,538)           -    (1,413,250)            -      (522,634)     (1,788,145)   (4,547,286)
====================================================================================================================

 5,872,379    11,049,588   15,149,801    61,242,800    11,534,620    36,455,429      13,316,445    32,193,495

   103,327       109,538            -     1,413,250             -       522,634       1,788,145     4,547,286
--------------------------------------------------------------------------------------------------------------------
 5,975,706    11,159,126   15,149,801    62,656,050    11,534,620    36,978,063      15,104,590    36,740,781

(5,170,353)  (10,922,443) (15,678,077)  (24,510,265)   (9,169,309)  (12,413,117)    (12,095,496)  (22,379,508)
--------------------------------------------------------------------------------------------------------------------

   805,353       236,683     (528,276)   38,145,785     2,365,311    24,564,946       3,009,094    14,361,273
--------------------------------------------------------------------------------------------------------------------

   813,668       239,546  (25,160,437)   23,099,891    (9,145,195)   16,285,916      (4,367,551)   16,478,504

 1,982,253     1,742,707   83,597,338    60,497,447    42,689,297    26,403,381      76,011,182    59,532,678
--------------------------------------------------------------------------------------------------------------------
$2,795,921  $  1,982,253  $58,436,901  $ 83,597,338   $33,544,102  $ 42,689,297    $ 71,643,631  $ 76,011,182
====================================================================================================================
$    1,000  $      1,922  $         -  $          -   $   (72,325) $     (2,028)   $     21,569  $      7,100
--------------------------------------------------------------------------------------------------------------------

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

Notes to the Financial Statements

December 31, 2001


1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership (shares) in seven separate investment portfolios: Equity Fund (formally Growth
Fund), Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     FUND INVESTMENT OBJECTIVES:
     A.Equity Fund -- primary, long-term capital growth; secondary, conservation of principal and production of income.

     B.Balanced Fund -- realization of high long-term total rate of return consistent with prudent investment risks.

     C.Income Fund -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D.Short-Term Investment Fund -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E.Small Cap Growth Fund -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

     F.International Equity Fund -- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

     G.Socially Responsible Fund -- long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.

2. SIGNIFICANT ACCOUNTING POLICIES:
     A.Security valuation -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at December 31, 2001.

     B.Security transactions and investment income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

       The Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its Sub-Investment Adviser deems it appropriate to do so. The Funds may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

December 31, 2001


       considered to be derivative transactions. The Funds will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund's Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

     C.Federal income taxes -- It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. No provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are reclassified as net realized gains and losses for financial reporting purposes.

       The Equity Fund, Balanced Fund, Small Cap Growth Fund, and International Equity Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001 the Equity Fund had an accumulated capital loss carry forward for tax purposes of $61,825,975 which will expire on December 31, 2008. At December 31, 2001 the Balanced Fund, Small Cap Growth Fund and International Equity Fund, had an accumulated capital loss carry forward for tax purposes of $10,503,078, $22,900,999, and $9,018,487, respectively, which will expire on December 31, 2009.

       Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and the mark to market of foreign currency contracts and passive foreign investment companies.

     D.Dividends and distributions -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

       Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences arise between book and tax basis reporting for the year ending December 31, 2001.

       For tax purposes, the Income Fund had a reclassification for MBS paydowns from accumulated undistributed net investment income to accumulated net gain (loss) in the amount of $190,000. The Equity Fund, Income Fund, International Equity Fund, and Socially Responsible Fund had a reclassification for foreign currency transactions from accumulated net gain (loss) to accumulated undistributed net investment income in the amount of $15, $184,571, $71,068, and $75, respectively. The Small Cap Growth Fund generated a net operating loss which has been reclassified from accumulated undistributed net investment loss to paid in capital in the amount of $714,566. The Income Fund had a reclassification of distributions from accumulated net investment income to accumulated net gain (loss) in the amount of $394,364. The Socially Responsible Fund had a reclassification of distributions from accumulated net gain (loss) to accumulated undistributed net investment income in the amount of $910. Additionally, the Socially Responsible Fund had a reclassification from the sale of a REIT from accumulated undistributed net investment income to accumulated net gain (loss) in the amount of $335.

       For the year ended December 31, 2001, the Income Fund and Socially Responsible Fund paid long-term capital gains of $557,685 and $1,049,409, respectively.

     E.Use of estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

December 31, 2001



3. OPERATING POLICIES:
     A.Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each fund's behalf by its custodian under a book-entry system. Each fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

     B.Asset Backed Securities -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C.Collateralized Mortgage Obligations -- Planned Amortization Class (PAC)
       -- These securities have a predetermined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     D.American Depository Receipts (ADR) -- A certificate issued by an
       American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

     E.Commission Credits -- Bernstein Investment Research and Management Unit,
       Mellon Equity Associates, LLP and Wellington Management Company, LLP, subadvisers for the Equity Fund, seek the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the funds part of the commissions paid.

     F.Earnings Credits on Cash Balances -- During 2001, the Funds' custody fee was reduced as a result of credits earned on overnight cash balances.

     G.Foreign Currency Transactions -- The books and records of the funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

       Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

December 31, 2001



     H.Forward Currency Contracts -- The Income Fund and International Equity
       Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

At December 31, 2001 the Income and International Equity Funds had the following open forward currency contracts:

                                                 Current     Unrealized
      Foreign                                     Value     Appreciation
      Currency                                 U.S. Dollar (Depreciation)
      -------------------------------------------------------------------
      INCOME FUND

      Long Contracts:
      Canadian Dollar,
        2,306,771 expiring 01/23/02            $1,448,464     $  8,838

      Short Contracts:
      Australian Dollar,
        2,772,211 expiring 01/23/02            $1,416,744       15,130

      Canadian Dollar,
        2,306,771 expiring 01/23/02            $1,448,464       15,957

      Euro Dollar,
        8,464,587 expiring 01/23/02            $7,527,654       86,573
                                                              --------
                                                              $126,498
                                                              ========

      Long Contracts:
      Australian Dollar,
        2,772,211 expiring 01/23/02            $1,416,744     $ (4,624)

      Euro Dollar,
        977,724 expiring 02/20/02              $  866,313       (7,648)

      Short Contracts:
      Euro Dollar,
        3,563,102 expiring 01/23/02 - 02/20/02 $3,167,285       (6,912)

      Swedish Krona,
        7,121,993 expiring 01/23/02            $  680,422       (5,646)
                                                              --------
                                                              $(24,830)
                                                              ========

      INTERNATIONAL EQUITY FUND

      Short Contracts:
      Japanese Yen,
        382,808,700 expiring 03/19/02          $2,933,493     $ 66,508
                                                              ========

      Short Contracts:
      Euro Dollar,
        7,758 expiring 01/02/02                $    6,906     $    (19)
                                                              ========

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

December 31, 2001



4. FUND SHARE TRANSACTIONS -- The Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plan by certain shareholders.

Transactions in capital stock for the years ended 2001 and 2000:

                                        Shares issued
                                       to shareholders
                                       in reinvestment
                                        of dividends                    Net increase
                          Shares sold and distributions Shares redeemed  (decrease)
------------------------------------------------------------------------------------
Equity Fund
12/31/2001                 2,375,752       325,549         (4,370,630)   (1,669,329)
12/31/2000                14,036,233       388,803        (10,619,256)    3,805,780

Balanced Fund
12/31/2001                 1,318,213       697,183         (2,905,713)     (890,317)
12/31/2000                 1,976,765       723,823         (7,234,357)   (4,533,769)

Income Fund
12/31/2001                   670,476       874,560         (2,364,284)     (819,248)
12/31/2000                12,826,661       779,022         (3,613,195)    9,992,488

Short-Term Fund
12/31/2001                   575,879        10,271           (508,562)       77,588
12/31/2000                 1,085,679        11,037         (1,073,159)       23,557

Small Cap Growth Fund
12/31/2001                 1,157,554            --         (1,177,212)      (19,658)
12/31/2000                 2,868,348        84,152         (1,184,318)    1,768,182

International Equity Fund
12/31/2001                   964,473            --           (767,265)      197,208
12/31/2000                 2,248,863        37,508           (801,343)    1,485,028

Socially Responsible Fund
12/31/2001                 1,004,836       141,132           (911,576)      234,392
12/31/2000                 2,357,040       326,835         (1,608,283)    1,075,592

5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
     A.Horace Mann Educators Corporation (HMEC) is the parent company of Horace
       Mann Investors, Inc. (Investors) and Horace Mann Service Corporation
       (HMSC) and indirectly owns HMLIC. Collectively, these companies are referred to as Horace Mann.

       On August 10, 2001 Bernstein Investment Research and Management Unit (Bernstein) replaced Zurich Scudder Investments, Inc. as the subadviser on the Socially Responsible Fund. Effective October 19, 2001 Small Cap Growth Fund employed a multi-manager strategy using two subadvisers -- BlackRock Financial Management, Inc. and Mazama Capital Management.

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

December 31, 2001



       Each subadviser's fees are paid by the adviser out of the advisory fees that it receives from each of the funds. Fees paid to a subadviser of a fund with multiple subadvisers depends upon the fee rate negotiated with the adviser and upon the percentage of the fund's assets allocated to that subadviser by the adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a fund, which will remain fixed on the terms described below. The adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the adviser. Because the adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

       For the year ended December 31, 2001, services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser received a fee based on each fund's average daily net assets, computed daily and payable monthly, at the following annual rates. For the same period, the adviser waived fees in the amounts listed below.

                 Fund                       Rate   Fees waived
                 Equity Fund                0.400%  $230,687
                 Balanced Fund*             0.400         --
                 Income Fund                0.400     66,726
                 Short-Term Investment Fund 0.125         --
                 Small Cap Growth Fund      1.150    102,708
                 International Equity Fund  0.850      1,091
                 Socially Responsible Fund  0.700    111,802

*EffectiveJanuary 19, 2000, the Balanced Fund began operating under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. Under the "fund of funds" arrangement, the Adviser receives directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

     B.Pursuant to an Administration Agreement with the Funds, Investors provides for the management of the business affairs of each fund, including, but not limited to, office space, clerical services, bookkeeping and other similar services. For the year ended December 31, 2001, Investors received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

                          Net Assets             Rate
                          On initial $1 billion 0.250%
                          Over $ 1 billion      0.200%

     C.Pursuant to a Support Services Agreement, HMLIC provides certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of HMLIC other than the administrative agreement. For the year ended December 31, 2001, HMLIC received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

                          Net Assets             Rate
                          On initial $1 billion 0.150%
                          Over $ 1 billion      0.100%

     D.Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the year ended December 31, 2001 were $31,486 for the Equity Fund, $24 each for the Balanced, Income, Short-Term, Small Cap Growth, International Equity and Socially Responsible Funds.

     E.The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. For the year ended December 31, 2001, the fees, excluding travel expenses, for independent trustees totaled $27,700. There were seven meetings held during this period. The Trust does not compensate interested officers and trustees (those who are also officers and/or trustees of Horace Mann).

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

Notes to the Financial Statements (concluded)

December 31, 2001



6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the year ended December 31, 2001 were:

                                      Purchases   Proceeds from sales
           ----------------------------------------------------------
           Equity Fund               $232,407,679    $268,157,560

           Balanced Fund               29,287,310      44,676,542

           Income Fund                502,644,440     502,590,368

           Short-Term Fund                     --              --

           Small Cap Growth Fund      189,258,700     187,859,656

           International Equity Fund   39,719,010      35,210,700

           Socially Responsible Fund   99,818,287      99,311,334

The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by fund at December 31, 2001.

                                              Aggregate gross Aggregate gross Net unrealized
                           Cost for Federal     unrealized      unrealized     appreciation
                          income tax purposes  appreciation   (depreciation)  (depreciation)
--------------------------------------------------------------------------------------------
Equity Fund                  $608,927,791       $63,968,589    $(73,341,392)   $ (9,372,803)

Balanced Fund                 305,551,814         1,158,148     (14,985,137)    (13,826,989)

Income Fund                   144,541,568         4,836,429        (968,789)      3,867,640

Short-Term Fund                 2,754,259            15,270          (3,938)         11,332

Small Cap Growth Fund          52,436,497         7,434,794      (1,186,617)      6,248,177

International Equity Fund      35,874,821         1,066,530      (4,113,404)     (3,046,874)

Socially Responsible Fund      72,862,696         3,011,041      (4,326,018)     (1,314,977)

Independent Auditors' Report

The Board of Trustees and Shareholders of
      The Horace Mann Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Horace Mann Mutual Funds (the Funds), consisting of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years presented in the period then ended and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2001, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2001, the results of their operations for the period then ended, the changes in their net assets for each of the years presented in the period then ended and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                                        [SIG]



                                                          KPMG LLP

Chicago, Illinois
January 28, 2002

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE EQUITY FUND AND A STOCK INDEX/1 /

             [CHART]
-----------------------------------
           Equity Fund
    Average Annual Total Return
-----------------------------------
1 year       5 years       10 years
-----------------------------------
-4.21%        3.42%          9.99%
-----------------------------------

          Stock Index  Equity Index
          -----------  ------------
3/31/1992   $9,745        $9,843
6/30/1992    9,936        10,319
9/30/1992   10,244        10,433
12/31/1992  10,768        10,178
3/31/1993   11,231        11,881
6/30/1993   11,288        12,235
9/30/1993   11,578        12,707
12/31/1993  11,846        13,122
3/31/1994   11,394        12,818
6/30/1994   11,442        13,102
9/30/1994   12,005        13,684
12/31/1994  12,002        13,121
3/31/1995   13,171        14,144
6/30/1995   14,423        15,285
9/30/1995   15,571        16,234
12/31/1995  16,499        17,350
3/31/1996   17,396        18,698
6/30/1996   18,181        19,303
9/30/1996   18,737        20,005
12/31/1996  20,306        21,899
3/31/1997   20,836        22,001
6/30/1997   24,466        24,886
9/30/1997   26,305        27,328
12/31/1997  27,057        27,035
3/31/1998   30,835        30,206
6/30/1998   31,856        28,647
9/30/1998   28,715        25,497
12/31/1998  34,838        29,101
3/31/1999   36,562        28,252
6/30/1999   39,107        31,050
9/30/1999   36,690        27,415
12/31/1999  42,150        28,363
3/31/2000   43,178        27,340
6/30/2000   41,965        26,331
9/30/2000   41,566        27,172
12/31/2000  38,303        27,047
3/31/2001   33,765        25,292
6/30/2001   35,743        26,850
9/30/2001   30,492        23,681
12/31/2001  33,752        25,909

          Past performance is not predictive of future performance.

          Annuity contract fees are not reflected in Equity Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

        /1/Stock: S&P 500 Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. Rate of returns shown above for the unmanaged indices have no expenses.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                THE BALANCED FUND AND A STOCK/BOND INDICES/1 /

                                    [CHART]
-----------------------------------
           Balanced Fund
    Average Annual Total Return
-----------------------------------
1 year       5 years       10 years
-----------------------------------
1.39%         5.34%          9.20%
-----------------------------------
                Bond         Balanced         Stock Index
                ----         --------         -----------
12/31/1991    $10,000         $10,000           $10,000
3/31/1992       9,810.42        9,887             9,744.80
6/30/1992      10,081.50       10,295             9,936.33
9/30/1992      10,446.94       10,534            10,244.44
12/31/1992     10,752.38       10,195            10,768.06
3/31/1993      11,200.00       11,566            11,230.55
6/30/1993      11,331.22       11,866            11,288.33
9/30/1993      11,607.81       12,240            11,578.15
12/31/1993     11,776.74       12,513            11,846.08
3/31/1994      11,411.55       12,228            11,394.18
6/30/1994      11,412.78       12,363            11,441.83
9/30/1994      11,787.29       12,745            12,005.18
12/31/1994     11,780.23       12,397            12,002.13
3/31/1995      12,674.57       13,216            13,170.62
6/30/1995      13,651.09       14,124            14,423.16
9/30/1995      14,393.03       14,805            15,571.33
12/31/1995     15,109.74       15,641            16,499.25
3/31/1996      15,552.46       16,428            17,396.09
6/30/1996      16,012.67       16,795            18,181.47
9/30/1996      16,420.33       17,310            18,737.71
12/31/1996     17,406.24       18,593            20,306.32
3/31/1997      17,670.51       18,691            20,835.50
6/30/1997      19,726.41       20,527            24,466.19
9/30/1997      20,879.18       22,156            26,305.32
12/31/1997     21,483.31       22,131            27,057.23
3/31/1998      23,415.64       23,918            30,835.01
6/30/1998      24,099.99       23,315            31,856.48
9/30/1998      23,081.48       21,964            28,714.99
12/31/1998     26,065.67       23,831            34,838.03
3/31/1999      26,786.64       23,490            36,562.51
6/30/1999      27,810.97       24,802            39,107.26
9/30/1999      26,855.38       23,049            36,690.43
12/31/1999     29,240.14       23,565            42,149.97
3/31/2000      29,926.70       23,196            43,178.43
6/30/2000      29,629.23       22,801            41,965.12
9/30/2000      29,818.26       23,456            41,566.45
12/31/2000     28,915.96       23,785            38,303.48
3/31/2001      27,210.13       23,160            33,764.52
6/30/2001      28,227.59       24,097            35,743.12
9/30/2001      26,260.74       22,749            30,492.46
12/31/2001     27,948.76       24,115            33,751.70

          Past performance is not predictive of future performance.

          Annuity contract fees are not reflected in Balanced Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

        /1/Stock/Bond Indices: through April 30, 1997, S&P 500 Index and Lehman
           Brothers Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Brothers Aggregate Bond Index thereafter. Rates of return shown above for the unmanaged indices have no expenses.

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      THE INCOME FUND AND BOND INDEX/1 /


            [Chart]
---------------------------------
Income Fund
Average Annual Total Return
--------------------------------
1 year       5 years    10 years
--------------------------------
8.88%         6.66%      6.39%
--------------------------------
             Income    Bond Index
           ----------  ----------
3/10/1992   $10,000    $10,000
3/31/1992     9,910      9,910.66
6/30/1992    10,286     10,304.12
9/30/1992    10,728     10,714.30
12/31/1992   10,023     10,708.32
3/31/1993    11,109     11,100.17
6/30/1993    11,316     11,329.92
9/30/1993    11,556     11,545.04
12/31/1993   11,585     11,588.65
3/31/1994    11,319     11,344.14
6/30/1994    11,239     11,275.98
9/30/1994    11,328     11,370.10
12/31/1994   11,310     11,375.56
3/31/1995    11,800     11,901.33
6/30/1995    12,346     12,503.25
9/30/1995    12,573     12,725.13
12/31/1995   12,990     13,165.30
3/31/1996    12,890     13,070.81
6/30/1996    12,930     13,159.51
9/30/1996    13,140     13,403.68
12/31/1996   13,465     13,749.47
3/31/1997    13,455     13,743.50
6/30/1997    13,900     14,222.05
9/30/1997    14,378     14,696.23
12/31/1997   14,734     15,129.18
3/31/1998    15,017     15,362.64
6/30/1998    15,391     15,721.74
9/30/1998    15,924     16,386.24
12/31/1998   15,925     16,441.47
3/31/1999    15,961     16,357.62
6/30/1999    15,661     16,213.67
9/30/1999    15,733     16,323.93
12/31/1999   15,675     16,304.34
3/31/2000    15,803     16,664.66
6/30/2000    15,995     16,952.96
9/30/2000    16,367     17,464.94
12/31/2000   17,068     18,200.22
3/31/2001    17,619     18,751.68
6/30/2001    17,730     18,856.36
9/30/2001    18,418     19,726.65
12/31/2001   18,585     19,733.91



          Past performance is not predictive of future performance.

          Annuity contract fees are not reflected in Income Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

    /1/Bondindex; through April 30, 1997, Lehman Brothers Intermediate
           Government/Corporate Bond index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Brothers Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX/1 /


                   [CHART]
--------------------------------------------
        Short-Term Investment Fund
        Average Annual Total Return
--------------------------------------------
1 year        5 years         10 years
--------------------------------------------
5.17%          5.16%            4.56%
--------------------------------------------
            Short-Term   Treasury Bill Index
            ----------   -------------------
3/10/1992    $10,000         $10,000.00
3/31/1992     10,089          10,096.31
6/30/1992     10,178          10,205.74
9/30/1992     10,257          10,311.22
12/31/1992     9,990          10,388.74
3/31/1993     10,391          10,472.07
6/30/1993     10,463          10,551.85
9/30/1993     10,524          10,638.61
12/31/1993    10,591          10,725.02
3/31/1994     10,675          10,804.58
6/30/1994     10,759          10,910.81
9/30/1994     10,864          11,034.57
12/31/1994    11,002          11,179.75
3/31/1995     11,144          11,346.03
6/30/1995     11,286          11,522.80
9/30/1995     11,428          11,689.52
12/31/1995    11,569          11,864.56
3/31/1996     11,708          12,013.48
6/30/1996     11,835          12,172.76
9/30/1996     11,986          12,340.29
12/31/1996    12,150          12,500.16
3/31/1997     12,295          12,664.63
6/30/1997     12,452          12,841.48
9/30/1997     12,610          13,018.21
12/31/1997    12,767          13,185.56
3/31/1998     12,934          13,363.04
6/30/1998     13,087          13,542.91
9/30/1998     13,253          13,734.75
12/31/1998    13,401          13,890.53
3/31/1999     13,535          14,044.72
6/30/1999     13,696          14,203.42
9/30/1999     13,871          14,359.66
12/31/1999    14,039          14,521.93
3/31/2000     14,224          14,725.23
6/30/2000     14,408          14,949.06
9/30/2000     14,621          15,174.79
12/31/2000    14,855          15,422.14
3/31/2001     15,110          15,655.01
6/30/2001     15,275          15,830.35
9/30/2001     15,529          16,001.31
12/31/2001    15,623          16,102.33


          Past performance is not predictive of future performance.

          Annuity contract fees are not reflected in Short-Term Investment Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

        /1/Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90-day maturities. The rate of return shown above for the unmanaged index has no expenses.

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE SMALL CAP GROWTH FUND AND A STOCK INDEX/1 /

                                               Past performance is not
                                               predictive of future performance.

                                               Annuity contract fees are not
                                               reflected in the Small Cap
                                               Growth Fund returns. Returns
                                               under the Annuity Alternatives
                                               contracts are shown on page 14.

                                             /1/Stock Index: Russell 2000
                                                Growth, an unmanaged index
                                                composed of those Russell 2000
                                                Growth securities with a
                                                greater-than-average growth
                                                orientation. The Russell 2000
                                                Growth return shown to the left
                                                reflects the reinvestment of
                                                dividends and capital gain
                                                distributions, if any, but does
                                                not reflect fees, brokerage
                                                commissions or other expenses
                                                of investing.

                                             /2/Since inception refers to its
                                                inception of investment
                                                operations March 10, 1997.
                                                Black Rock Financial
                                                Management, Inc. and Mazama
                                                Capital Management are the
                                                fund's subadviser.

                    [CHART]
-----------------------------------------------------
Small Cap Growth Fund Return
-----------------------------------------------------
1 year     Since inception/2/
-----------------------------------------------------
(29.81%)         6.09%
-----------------------------------------------------
           Small Cap Growth Fund   Stock Index
           ---------------------   -----------
3/10/1997         $10,000          $10,000
3/31/1997           9,040            9,294.00
6/30/1997          10,550           10,925.09
9/30/1997          12,740           12,772.94
12/31/1997         11,700           11,726.59
3/31/1998          12,850           13,119.93
6/30/1998          12,360           12,365.18
9/30/1998          10,040            9,601.02
12/31/1998         12,380           11,871.31
3/31/1999          12,810           11,671.88
6/30/1999          13,540           13,393.48
9/30/1999          14,680           12,735.86
12/31/1999         21,238           16,988.36
3/31/2000          25,064           18,566.58
6/30/2000          22,818           17,196.37
9/30/2000          22,936           16,513.67
12/31/2000         18,935           13,177.91
3/31/2001          14,603           11,173.55
6/30/2001          15,205           13,198.20
9/30/2001          10,808            9,492.14
12/31/2001         13,291           11,975.80

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE INTERNATIONAL EQUITY FUND AND AN EQUITY INDEX/1 /

                                               Past performance is not
                                               predictive of future performance.

                                               Annuity contract fees are not
                                               reflected in the International
                                               Equity Fund returns. Returns
                                               under the Annuity Alternatives
                                               contracts are shown on page 14.

                                             /1/Equity Index: MSCI EAFE Index
                                                is an unmanaged
                                                capitalization-weighted measure
                                                of stock markets in Europe,
                                                Australia and the Far East. The
                                                rate of return shown to the
                                                left for the unmanaged index
                                                has no expenses.

                                                The index reflects performance
                                                from February 28, 1997 through
                                                December 31, 2001.

                                             /2/Since inception refers to its
                                                inception of investment
                                                operations March 10, 1997.
                                                Zurich Scudder Investments,
                                                Inc. is the fund's subadviser.


                   [Chart]
---------------------------------------------------
International Equity Fund Total Return
---------------------------------------------------
1 year     Since inception/2/
---------------------------------------------------
(26.35%)         2.68%
---------------------------------------------------
            International Equity    MSCI EAFE index
            --------------------    ---------------
3/10/1997         $10,000             $10,000
3/31/1997           9,750              10,036.00
6/30/1997          10,540              11,338.10
9/30/1997          10,820              11,258.12
12/31/1997         10,352              10,375.86
3/31/1998          11,733              11,902.24
6/30/1998          12,378              12,028.21
9/30/1998          10,705              10,317.57
12/31/1998         12,314              12,447.82
3/31/1999          12,558              12,620.84
6/30/1999          13,289              12,941.41
9/30/1999          14,548              13,509.54
12/31/1999         18,698              15,804.81
3/31/2000          18,570              15,789.01
6/30/2000          17,364              15,163.76
9/30/2000          15,656              13,941.56
12/31/2000         15,423              13,566.54
3/31/2001          13,002              11,706.56
6/30/2001          12,905              11,583.65
9/30/2001          11,057               9,961.93
12/31/2001         11,360              10,656.47

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE SOCIALLY RESPONSIBLE FUND AND A STOCK INDEX/1 /

                                               Past performance is not
                                               predictive of future performance.

                                               Annuity contract fees are not
                                               reflected in the Socially
                                               Responsible Fund returns.
                                               Returns under the Annuity
                                               Alternatives contracts are shown
                                               on page 14.

                                             /1/Stock Index: S&P 500, Standard
                                                & Poor's 500 Composite Index,
                                                an unmanaged index consisting
                                                of 500 stocks. The rate of
                                                return shown to the left for
                                                the unmanaged index has no
                                                expenses.

                                             /2/Since inception refers to its
                                                inception of investment
                                                operations March 10, 1997.
                                                Bernstein is the fund's
                                                subadviser.

                      [CHART]
-----------------------------------------------------
Socially Responsible Fund Total Return
-----------------------------------------------------
1 year     Since inception/2/
-----------------------------------------------------
(7.30%)         8.44%
-----------------------------------------------------
           Socially Responsible  Stock Index
           --------------------  -----------
3/10/1997        $10,000         $10,000
3/31/1997          9,380           9,414.77
6/30/1997         10,970          11,055.34
9/30/1997         12,040          11,886.37
12/31/1997        12,308          12,226.13
3/31/1998         13,935          13,933.17
6/30/1998         13,661          14,394.73
9/30/1998         12,013          12,975.21
12/31/1998        13,514          15,741.98
3/31/1999         13,670          16,521.21
6/30/1999         15,189          17,671.08
9/30/1999         13,462          16,579.01
12/31/1999        14,648          19,045.97
3/31/2000         14,669          19,510.69
6/30/2000         14,478          18,962.44
9/30/2000         15,210          18,782.29
12/31/2000        15,936          17,307.88
3/31/2001         14,761          15,256.99
6/30/2001         15,179          16,150.95
9/30/2001         13,733          13,778.38
12/31/2001        14,772          15,251.11

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT


Management of the Funds
(UNAUDITED)

A listing of the Trustees and Officers of the Trust, their ages, their principal occupations for the past five years and their affiliation with other companies affiliated with Horace Mann Life Insurance Company is presented below. The address of each Trustee and Officer is P.O. Box 4657, Springfield, Illinois 62708-4657.

                                                                                    Number of
                                     Term of                                      Portfolios in      Other
                       Position(s) Office and                                     Fund Complex   Directorships
                        Held with   Length of        Principal Occupation(s)        Overseen        Held by
Name and Age              Fund     Time Served         During Past 5 Years         by Director     Director
---------------------------------------------------------------------------------------------------------------
A.L. Gallop, 76        Trustee     Since 1996;  Executive Director, Minnesota            7      N/A
                                   Trustee of   Education Association
                                   Predecessor  (Retired); formerly Director,
                                   Funds from   Horace Mann Educators
                                   1957 to 1996 Corporation (1968-1983)

Richard A. Holt, 60    Trustee     Since 1998   Senior Relationship Manager              7      N/A
                                                (Retired), Scudder Insurance
                                                Asset Management

Richard D. Lang, 70    Trustee     Since 1997   Executive Director (Retired),            7      N/A
                                                Vermont National Education
                                                Association; formerly member
                                                of Horace Mann Educators
                                                Corporation Educator
                                                Advisory Board

Harriet A. Russell, 60 Trustee     Since 1996;  Member and Vice President,               7      Greater
                                   Trustee of   President, Cincinnati Board of                  Cincinnati
                                   Predecessor  Education; President, Greater                   School
                                   Funds from   Cincinnati School Employer                      Employer
                                   1992 to 1996 Credit Union; teacher                           Credit Union
                                                (Retired), Walnut Hills High                    Board
                                                School; formerly Director,
                                                Horace Mann Growth Fund
                                                (1974-1983)

George J. Zock, 51     Trustee and Since 1996;  Executive Vice President                 7      Horace Mann
                       Chairman    Trustee of   President, Horace Mann Life                     Life Insurance
                                   Predecessor  Insurance Company and                           Company;
                                   Funds from   Horace Mann Service                             Horace Mann
                                   1995-1996    Corporation; (positions with)                   Service
                                                Horace Mann Educators                           Corporation
                                                Corporation and its                             Horace Mann
                                                subsidiaries                                    Investors, Inc.

A. Thomas Arisman, 55  President   Since 2000   Senior Vice President, Horace          N/A      Horace Mann
                                                Mann Life Insurance Company
                                                and Horace Mann Service
                                                Corporation; Director and
                                                President, Horace Mann
                                                Investors, Inc.; (positions with)
                                                Horace Mann Educators
                                                Corporation and its
                                                subsidiaries; former Trustee,
                                                Horace Mann Mutual Funds
                                                (1989-1997)

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT


                                                                                Number of
                                     Term of                                  Portfolios in     Other
                      Position(s)  Office and                                 Fund Complex  Directorships
                       Held with    Length of     Principal Occupation(s)       Overseen       Held by
Name and Age             Fund      Time Served      During Past 5 Years        by Director    Director
---------------------------------------------------------------------------------------------------------
Ann M Caparros, 49   Secretary and Since 1996  Director, Vice President, and       N/A           N/A
                     Ethics                    Corporate Secretary, Horace
                                               Mann Life Insurance Company
                                               and Horace Mann Service
                                               Corporation; Secretary,
                                               Horace Mann Investors, Inc.;
                                               and (positions with) Horace
                                               Mann Educators Corporation
                                               and its subsidiaries

William J. Kelly, 55 Treasurer and Since 1996  Treasurer, Horace Mann              N/A           N/A
                     Regulatory                Investors Inc.; Vice President
                     Compliance                and Compliance Officer,
                     Officer                   Horace Mann Life Insurance
                                               Company; and Vice
                                               President -- Transfer Agent,
                                               Horace Mann Service
                                               Corporation

The Statement of Additional Information for the Horace Mann Mutual Funds includes additional information about the Trustees and officers and is available without charge by calling 1-800-999-1030.

                                 Annual Report

                                 December 31, 2001

                                 Horace Mann Life Insurance Company
                                 Separate Account


                                 Sponsor
                                 Horace Mann Life Insurance Company
                                 P.O. Box 4657
                                 Springfield, IL 62708-4657
                                 1-800-999-1030

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Net Assets

December 31, 2001


                                                                            ACCOUNT DIVISION
                                                   -----------------------------------------------------------------
                                                                                            Horace Mann Horace Mann
                                                   Horace Mann   Horace Mann   Horace Mann  Short-Term   Small Cap
                                                     Equity       Balanced       Income     Investment    Growth
                                                      Fund          Fund          Fund         Fund        Fund
---------------------------------------------------------------------------------------------------------------------

ASSETS
  Investments at market value                      $342,035,348  $282,607,688  $13,375,200  $2,568,007  $ 53,478,020
--------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                       $342,035,348  $282,607,688  $13,375,200  $2,568,007  $ 53,478,020
--------------------------------------------------------------------------------------------------------------------

NET ASSETS
  Net Assets (Indefinite units authorized)

    Active Contract Owners                          340,080,929   281,521,253   13,314,345   2,568,007    53,478,020

    Retired Contract Owners                           1,954,419     1,086,435       60,855          --            --
--------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                   $342,035,348  $282,607,688  $13,375,200  $2,568,007  $ 53,478,020
--------------------------------------------------------------------------------------------------------------------

  Total units                                        17,361,722    16,254,478      936,292     237,129     4,399,005
  Blended unit value (Net assets divided by total
   units held)                                     $      19.70  $      17.39  $     14.29  $    10.83  $      12.16

Investments
  Cost of investments                              $407,096,582  $314,713,037  $14,025,405  $2,626,978  $ 74,171,387

  Unrealized appreciation (depreciation) on
   investments                                     $(65,061,234) $(32,105,349) $  (650,205) $  (58,971) $(20,693,367)

  Number of shares in underlying mutual funds        17,483,305    17,301,974    1,088,025     254,853     4,402,958

Total Net Assets Represented by:
  Number of units outstanding:
    M&E Rate .0000                                       19,859        11,412            8          10        10,888
    M&E Rate .0029                                      603,060            --           --          --            --
    M&E Rate .0039                                      141,302            --           --          --            --
    M&E Rate .0095                                       22,694        27,817       34,651      27,535        44,751
    M&E Rate .0105                                           --            --           --          --            --
    M&E Rate .0115                                           --            --           --          --            --
    M&E Rate .0125                                   16,474,939    16,148,760      896,685     209,584     4,343,366
    Retired Payout                                       99,868        66,489        4,948          --            --

Unit Value (Net assets divided by units
 outstanding)
    M&E Rate .0000                                       $20.02        $17.68       $14.55      $11.01        $12.37
    M&E Rate .0029                                       $19.95          $ --         $ --        $ --          $ --
    M&E Rate .0039                                       $19.92          $ --         $ --        $ --          $ --
    M&E Rate .0095                                       $19.77        $17.46       $14.35      $10.87        $12.21
    M&E Rate .0105                                         $ --          $ --         $ --        $ --          $ --
    M&E Rate .0115                                         $ --          $ --         $ --        $ --          $ --
    M&E Rate .0125                                       $19.69        $17.39       $14.29      $10.82        $12.16
    Retired Payout                                       $19.57        $16.34       $12.30        $ --          $ --

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT





                                   ACCOUNT DIVISION
--------------------------------------------------------------------------------------
 Horace Mann  Horace Mann     Wilshire        Wilshire      Wilshire       Wilshire
International  Socially      5000 Index   Large Co. Growth 5000 Index  Large Co. Growth
   Equity     Responsible    Portfolio-      Portfolio-    Portfolio-     Portfolio-
    Fund         Fund       Institutional   Institutional   Investment    Investment
---------------------------------------------------------------------------------------

$ 30,723,465  $68,083,188   $15,924,589     $17,920,506    $1,942,448     $3,003,890
---------------------------------------------------------------------------------------

$ 30,723,465  $68,083,188   $15,924,589     $17,920,506    $1,942,448     $3,003,890
---------------------------------------------------------------------------------------

  30,723,465   68,083,188    15,924,589      17,920,506     1,942,448      3,003,890

          --           --            --              --            --             --
---------------------------------------------------------------------------------------

$ 30,723,465  $68,083,188   $15,924,589     $17,920,506    $1,942,448     $3,003,890
---------------------------------------------------------------------------------------

   2,935,800    4,970,814     1,735,539         587,742       213,861         99,528

$      10.47  $     13.70   $      9.18     $     30.49    $     9.08     $    30.18

$ 43,311,268  $71,756,226   $19,294,353     $23,456,187    $2,031,305     $3,190,331

$(12,587,803) $(3,673,038)  $(3,369,764)    $(5,535,681)   $  (88,857)    $ (186,441)

   2,924,238    5,341,672     1,752,476         587,374       213,760         99,466

       5,190        9,859         2,122           1,698            17              4
          --           --            --              --            --             --
          --           --            --              --            --             --
      52,642       29,034        36,238           4,308        29,246         14,979
          --           --            --              --            --             --
          --           --            --              --            --             --
   2,877,968    4,931,921     1,697,179         581,736       184,598         84,545
          --           --            --              --            --             --

      $10.64       $13.93         $9.33          $31.01         $9.28         $30.69
        $ --         $ --          $ --            $ --          $ --           $ --
        $ --         $ --          $ --            $ --          $ --           $ --
      $10.51       $13.75         $9.21          $30.61         $9.17         $30.24
        $ --         $ --          $ --            $ --          $ --           $ --
        $ --         $ --          $ --            $ --          $ --           $ --
      $10.46       $13.70         $9.17          $30.49         $9.07         $30.17
        $ --         $ --          $ --            $ --          $ --           $ --

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Net Assets

December 31, 2001



                                                                           ACCOUNT DIVISION
                                             ----------------------------------------------------------------------------
                                                Wilshire        Wilshire         Wilshire     T.Rowe Price  T.Rowe Price
                                             Large Co. Value Small Co. Value Small Co. Growth   Small-Cap     Small-Cap
                                               Portfolio-      Portfolio-       Portfolio-     Value Fund    Stock Fund
                                                Investment      Investment      Investment    Advisor Class Advisor Class
-------------------------------------------------------------------------------------------------------------------------

ASSETS
  Investments at market value                  $5,546,423      $1,278,594        $428,488      $3,846,970    $4,809,801
------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                   $5,546,423      $1,278,594        $428,488      $3,846,970    $4,809,801
------------------------------------------------------------------------------------------------------------------------

NET ASSETS
  Net Assets (Indefinite units authorized)
    Active Contract Owners                      5,546,423       1,278,594         428,488       3,846,970     4,809,801
    Retired Contract Owners                            --              --              --              --            --
------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                               $5,546,423      $1,278,594        $428,488      $3,846,970    $4,809,801
------------------------------------------------------------------------------------------------------------------------

  Total units                                     266,320          80,507          28,130         151,942       172,268
  Blended unit value (Net assets divided by
   total units held)                           $    20.83      $    15.88        $  15.23      $    25.32    $    27.92

Investments
  Cost of investments                          $5,813,636      $1,163,496        $410,494      $3,582,626    $4,504,444

  Unrealized appreciation (depreciation) on
   investments                                 $ (267,213)     $  115,098        $ 17,994      $  264,344    $  305,357

  Number of shares in underlying mutual
   funds                                          282,209          80,644          32,131         169,973       190,024

Total Net Assets Represented by:
  Number of units outstanding:
    M&E Rate .0000                                    273             677              11           6,057             7
    M&E Rate .0029                                     --              --              --              --            --
    M&E Rate .0039                                     --              --              --              --            --
    M&E Rate .0095                                 12,739           2,710           2,303           6,115         8,412
    M&E Rate .0105                                     --              --              --              --            --
    M&E Rate .0115                                     --              --              --              --            --
    M&E Rate .0125                                253,308          77,120          25,816         139,770       163,849
    Retired Payout                                     --              --              --              --            --

Unit Value (Net assets divided by units
 outstanding)
    M&E Rate .0000                                 $21.17          $16.14          $15.84          $25.72        $28.38
    M&E Rate .0029                                   $ --            $ --            $ --            $ --          $ --
    M&E Rate .0039                                   $ --            $ --            $ --            $ --          $ --
    M&E Rate .0095                                 $20.89          $15.88          $15.67          $25.35        $27.95
    M&E Rate .0105                                   $ --            $ --            $ --            $ --          $ --
    M&E Rate .0115                                   $ --            $ --            $ --            $ --          $ --
    M&E Rate .0125                                 $20.82          $15.88          $15.19          $25.30        $27.92
    Retired Payout                                   $ --            $ --            $ --            $ --          $ --

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT




                               ACCOUNT DIVISION
 ----------------------------------------------------------------------------
 Fidelity VIP
   Growth &   Fidelity VIP Fidelity VIP Fidelity VIP Fidelity VIP Fidelity VIP
    Income     Index 500     Mid Cap       Growth      Overseas   High Income
  Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
 -----------------------------------------------------------------------------

  $3,152,138  $12,105,188  $10,656,212  $14,256,514   $3,251,692    $406,217
 -----------------------------------------------------------------------------

  $3,152,138  $12,105,188  $10,656,212  $14,256,514   $3,251,692    $406,217
 -----------------------------------------------------------------------------

   3,152,138   12,105,188   10,656,212   14,256,514    3,251,692     406,217
          --           --           --           --           --          --
 -----------------------------------------------------------------------------

  $3,152,138  $12,105,188  $10,656,212  $14,256,514   $3,251,692    $406,217
 -----------------------------------------------------------------------------

     230,640       93,943      551,984      404,152      209,742      57,319

  $    13.67  $    128.86  $     19.31  $     35.28   $    15.50    $   7.09

  $3,278,370  $12,996,430  $10,156,764  $16,377,598   $3,962,497    $480,898

  $ (126,232) $  (891,242) $   499,448  $(2,121,084)  $ (710,805)   $(74,681)

     241,251       93,566      546,935      427,754      235,537      63,892

       4,212          526        1,155          595            9          20
          --           --           --           --           --          --
          --           --           --           --           --          --
      14,848        3,528       20,979       13,526        9,673       4,470
          --           --           --           --           --          --
          --           --           --           --           --          --
     211,580       89,889      529,850      390,031      200,060      52,829
          --           --           --           --           --          --

      $13.89      $131.14       $19.62       $35.86       $15.76       $7.20
        $ --         $ --         $ --         $ --         $ --        $ --
        $ --         $ --         $ --         $ --         $ --        $ --
      $13.71      $125.50       $19.36       $35.30       $15.56       $7.13
        $ --         $ --         $ --         $ --         $ --        $ --
        $ --         $ --         $ --         $ --         $ --        $ --
      $13.66      $128.98       $19.30       $35.27       $15.50       $7.08
        $ --         $ --         $ --         $ --         $ --        $ --

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Net Assets

December 31, 2001



                                                                              ACCOUNT DIVISION
                                                   ---------------------------------------------------------------------
                                                                                                           J.P. Morgan
                                                     Fidelity VIP                 Strong    Strong Mid   U.S. Disciplined
                                                   Investment Grade Davis Value Opportunity Cap Growth        Equity
                                                    Bond Portfolio   Portfolio    Fund II    Fund II        Portfolio
-------------------------------------------------------------------------------------------------------------------------

ASSETS
  Investments at market value                         $3,797,088    $3,270,039  $4,456,119  $ 4,918,618     $5,592,767
------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                          $3,797,088    $3,270,039  $4,456,119  $ 4,918,618     $5,592,767
------------------------------------------------------------------------------------------------------------------------

NET ASSETS
  Net Assets (Indefinite units authorized)

    Active Contract Owners                             3,797,088     3,270,039   4,456,119    4,918,618      5,592,767

    Retired Contract Owners                                   --            --          --           --             --
------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                      $3,797,088    $3,270,039  $4,456,119  $ 4,918,618     $5,592,767
------------------------------------------------------------------------------------------------------------------------

  Total units                                            283,612       333,527     169,801      279,260        431,258
  Blended unit value (Net assets divided by total
   units held)                                        $    13.39    $     9.80  $    26.24  $     17.61     $    12.97

Investments
  Cost of investments                                 $3,718,465    $3,446,064  $5,232,866  $ 6,964,432     $6,035,083

  Unrealized appreciation (depreciation) on
   investments                                        $   78,623    $ (176,025) $ (776,747) $(2,045,814)    $ (442,316)

  Number of shares in underlying mutual funds            296,280       331,421     229,183      300,382        428,381

Total Net Assets Represented by:
  Number of units outstanding:
    M&E Rate .0000                                            17         1,190           7        2,963             12
    M&E Rate .0029                                            --            --          --           --             --
    M&E Rate .0039                                            --            --          --           --             --
    M&E Rate .0095                                        42,626        11,198       6,725       11,330         20,830
    M&E Rate .0105                                            --            --          --            0             --
    M&E Rate .0115                                            --            --          --            0             --
    M&E Rate .0125                                       240,969       321,139     163,069      264,967        410,416
    Retired Payout                                            --            --          --           --             --

Unit Value (Net assets divided by units
 outstanding)
    M&E Rate .0000                                        $13.61        $10.04      $26.61       $17.92         $13.18
    M&E Rate .0029                                          $ --          $ --        $ --         $ --           $ --
    M&E Rate .0039                                          $ --          $ --        $ --         $ --           $ --
    M&E Rate .0095                                        $13.40        $ 9.92      $26.23       $17.62         $13.02
    M&E Rate .0105                                          $ --          $ --        $ --         $ --           $ --
    M&E Rate .0115                                          $ --          $ --        $ --         $ --           $ --
    M&E Rate .0125                                        $13.39        $ 9.80      $26.24       $17.61         $12.97
    Retired Payout                                          $ --          $ --        $ --         $ --           $ --

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT





                                     ACCOUNT DIVISION
------------------------------------------------------------------------------------------
   Rainier    Neuberger                              Credit Suisse
Small/Mid Cap  Berman       Alliance      Putnam       Small Co.                 Ariel
   Equity      Genesis   Premier Growth  VT Vista       Growth                Appreciation
  Portfolio     Fund       Portfolio       Fund        Portfolio   Ariel Fund     Fund
------------------------------------------------------------------------------------------

 $3,578,878   $4,368,759  $ 9,270,208   $ 4,184,721   $2,926,283   $2,498,583  $4,350,556
------------------------------------------------------------------------------------------

 $3,578,878   $4,368,759  $ 9,270,208   $ 4,184,721   $2,926,283   $2,498,583  $4,350,556
------------------------------------------------------------------------------------------

  3,578,878    4,368,759    9,270,208     4,184,721    2,926,283    2,498,583   4,350,556

         --           --           --            --           --           --          --
------------------------------------------------------------------------------------------

 $3,578,878   $4,368,759  $ 9,270,208   $ 4,184,721   $2,926,283   $2,498,583  $4,350,556
------------------------------------------------------------------------------------------

    135,479      228,309      357,364       326,406      165,082       65,549     115,976

 $    26.42   $    19.14  $     25.94   $     12.82   $    17.73   $    38.12  $    37.51

 $3,859,477   $4,093,175  $10,954,679   $ 5,997,100   $3,565,872   $2,344,200  $4,127,290

 $ (280,599)  $  275,584  $(1,684,471)  $(1,812,379)  $ (639,589)  $  154,383  $  223,266

    163,250      254,524      370,933       369,145      208,941       66,262     117,556

          7           12          440           818            7           86         185
         --           --           --            --           --           --          --
         --           --           --            --           --           --          --
      6,305       24,204       12,501        13,012        5,760        4,458      10,787
         --           --           --            --           --           --          --
         --           --           --            --           --           --          --
    129,167      204,093      344,423       312,576      159,315       61,005     105,004
         --           --           --            --           --           --          --

     $26.84       $19.46       $26.37        $13.03       $18.02       $38.42      $37.80
       $ --         $ --         $ --          $ --         $ --         $ --        $ --
       $ --         $ --         $ --          $ --         $ --         $ --        $ --
     $26.50       $19.07       $25.91        $12.87       $17.75       $38.17      $37.56
       $ --         $ --         $ --          $ --         $ --         $ --        $ --
       $ --         $ --         $ --          $ --         $ --         $ --        $ --
     $26.41       $19.14       $25.94        $12.82       $17.73       $38.11      $37.51
       $ --         $ --         $ --          $ --         $ --         $ --        $ --

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Operations

For The Year Ended December 31, 2001


                                                                           ACCOUNT DIVISION
                                                   ---------------------------------------------------------------
                                                                                          Horace Mann
                                                                 Horace Mann              Short-Term  Horace Mann
                                                   Horace Mann    Balanced    Horace Mann Investment   Small Cap
                                                   Equity Fund      Fund      Income Fund    Fund     Growth Fund
-------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME

  Dividend income distribution                     $  3,650,069  $10,973,518  $1,186,605   $ 95,813   $         --
------------------------------------------------------------------------------------------------------------------

  Net investment income                            $  3,650,069  $10,973,518  $1,186,605   $ 95,813   $         --
------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

  Capital gain distribution                                  --           --       1,571         --             --

  Net realized gain (loss) on investments            (6,125,085)  (2,784,533)    (11,536)    (6,077)    (1,319,083)

  Net unrealized appreciation (depreciation) on
   investments                                      (13,764,542)  (4,329,827)   (143,183)    19,718    (21,015,528)
------------------------------------------------------------------------------------------------------------------

  Net gain (loss) on investments                    (19,889,627)  (7,114,360)   (153,148)    13,641    (22,334,611)
------------------------------------------------------------------------------------------------------------------

EXPENSES
  Mortality and expense risk charge (Note 1)         (4,374,351)  (3,677,667)   (151,436)   (27,215)      (721,623)
------------------------------------------------------------------------------------------------------------------

  Total Expenses                                     (4,374,351)  (3,677,667)   (151,436)   (27,215)      (721,623)
------------------------------------------------------------------------------------------------------------------

  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                 $(20,613,909) $   181,491  $  882,021   $ 82,239   $(23,056,234)
------------------------------------------------------------------------------------------------------------------

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT




                                  ACCOUNT DIVISION
------------------------------------------------------------------------------------
 Horace Mann  Horace Mann    Wilshire        Wilshire      Wilshire      Wilshire
International  Socially     5000 Index   Large Co. Growth 5000 Index Large Co. Growth
   Equity     Responsible   Portfolio-      Portfolio-    Portfolio-    Portfolio-
    Fund         Fund      Institutional  Institutional   Investment    Investment
-------------------------------------------------------------------------------------

$         --  $ 1,699,808   $   120,351    $        --     $  9,387     $      --
-------------------------------------------------------------------------------------

$         --  $ 1,699,808   $   120,351    $        --     $  9,387     $      --
-------------------------------------------------------------------------------------

          --           --        82,391         43,546        1,111         6,925

    (678,024)     (25,138)     (270,239)      (318,002)     (16,225)      (46,516)

  (9,742,956)  (6,861,554)   (1,746,461)    (2,718,182)     (67,130)     (131,757)
-------------------------------------------------------------------------------------

 (10,420,980)  (6,886,692)   (1,934,309)    (2,992,638)     (82,244)     (171,348)
-------------------------------------------------------------------------------------

    (423,261)    (866,280)     (194,899)      (215,434)     (14,006)      (21,621)
-------------------------------------------------------------------------------------

    (423,261)    (866,280)     (194,899)      (215,434)     (14,006)      (21,621)
-------------------------------------------------------------------------------------

$(10,844,241) $(6,053,164)  $(2,008,857)   $(3,208,072)    $(86,863)    $(192,969)
-------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Operations

For The Year Ended December 31, 2001


                                                                         ACCOUNT DIVISION
                                           ---------------------------------------------------------------------------
                                              Wilshire        Wilshire         Wilshire     T.Rowe Price  T.Rowe Price
                                           Large Co. Value Small Co. Value Small Co. Growth   Small-cap     Small-cap
                                             Portfolio-      Portfolio-       Portfolio-     Value Fund    Stock Fund
                                             Investment      Investment       Investment    Advisor Class Advisor Class
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME

  Dividend income distribution                $  77,717       $ 12,070         $     --       $    402      $     --
----------------------------------------------------------------------------------------------------------------------

  Net investment income                       $  77,717       $ 12,070         $     --       $    402      $     --
----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS

  Capital gain distribution                     240,566             --               --        101,485        25,591

  Net realized gain (loss) on investments         4,105          9,263          (20,504)         3,970       (16,591)

  Net unrealized appreciation
   (depreciation) on investments               (295,601)       107,352           32,871        274,448       374,415
----------------------------------------------------------------------------------------------------------------------

  Net gain (loss) on investments                (50,930)       116,615           12,367        379,903       383,415
----------------------------------------------------------------------------------------------------------------------

EXPENSES
  Mortality and expense risk charge
   (Note 1)                                     (35,588)        (8,398)          (3,011)       (22,675)      (37,048)
----------------------------------------------------------------------------------------------------------------------

  Total Expenses                                (35,588)        (8,398)          (3,011)       (22,675)      (37,048)
----------------------------------------------------------------------------------------------------------------------

  Net Increase (Decrease) in Net Assets
   Resulting from Operations                  $  (8,801)      $120,287         $  9,356       $357,630      $346,367
----------------------------------------------------------------------------------------------------------------------

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT





                               ACCOUNT DIVISION
 ----------------------------------------------------------------------------
 Fidelity VIP
   Growth &   Fidelity VIP Fidelity VIP Fidelity VIP Fidelity VIP Fidelity VIP
    Income     Index 500     Mid Cap       Growth      Overseas   High Income
  Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
 -----------------------------------------------------------------------------

  $  14,376   $    64,822   $  18,816   $     5,929   $  84,295     $ 32,918
 -----------------------------------------------------------------------------

  $  14,376   $    64,822   $  18,816   $     5,929   $  84,295     $ 32,918
 -----------------------------------------------------------------------------

     46,155            --          --       557,288     133,240           --

    (59,986)     (329,487)   (248,375)     (899,246)   (119,105)     (33,834)

   (103,663)     (640,108)    321,144    (1,441,189)   (640,542)     (40,488)
 -----------------------------------------------------------------------------

   (117,494)     (969,595)     72,769    (1,783,147)   (626,407)     (74,322)
 -----------------------------------------------------------------------------

    (25,100)     (106,467)   (101,272)     (133,925)    (30,910)      (4,176)
 -----------------------------------------------------------------------------

    (25,100)     (106,467)   (101,272)     (133,925)    (30,910)      (4,176)
 -----------------------------------------------------------------------------

  $(128,218)  $(1,011,240)  $  (9,687)  $(1,911,143)  $(573,022)    $(45,580)
 -----------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Operations

For The Year Ended December 31, 2001



                                                                             ACCOUNT DIVISION
                                                   --------------------------------------------------------------------
                                                                                             Strong       J.P. Morgan
                                                     Fidelity VIP     Davis      Strong      Mid Cap    U.S. Disciplined
                                                   Investment Grade   Value    Opportunity   Growth          Equity
                                                    Bond Portfolio  Portfolio    Fund II     Fund II       Portfolio
------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME

  Dividend income distribution                         $ 27,248     $  13,481   $  18,960  $        --     $  25,485
-----------------------------------------------------------------------------------------------------------------------

  Net investment income                                $ 27,248     $  13,481   $  18,960  $        --     $  25,485
-----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

  Capital gain distribution                                  --         4,368     653,166           --            --

  Net realized gain (loss) on investments                10,313       (34,508)    (51,180)    (248,371)      (39,879)

  Net unrealized appreciation (depreciation) on
   investments                                           69,139      (205,995)   (672,039)  (1,225,597)     (344,099)
-----------------------------------------------------------------------------------------------------------------------

  Net gain (loss) on investments                         79,452      (236,135)    (70,053)  (1,473,968)     (383,978)
-----------------------------------------------------------------------------------------------------------------------

EXPENSES
  Mortality and expense risk charge (Note 1)            (20,869)      (31,073)    (36,492)     (53,183)      (47,200)
-----------------------------------------------------------------------------------------------------------------------

  Total Expenses                                        (20,869)      (31,073)    (36,492)     (53,183)      (47,200)
-----------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting
   from operations                                     $ 85,831     $(253,727)  $ (87,585) $(1,527,151)    $(405,693)
-----------------------------------------------------------------------------------------------------------------------

   * Period from May 01, 2001 (commencement of operations) to December 31, 2001.

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT




                                    ACCOUNT DIVISION
----------------------------------------------------------------------------------------
   Rainier    Neuberger                             Credit Suisse
Small/Mid Cap  Berman      Alliance      Putnam       Small Co.                Ariel
   Equity      Genesis  Premier Growth  VT Vista       Growth      Ariel    Appreciation
  Portfolio     Fund      Portfolio       Fund        Portfolio    Fund*       Fund*
----------------------------------------------------------------------------------------


  $     --    $     --   $        --   $   370,842    $      --   $  6,309    $  6,666
----------------------------------------------------------------------------------------

  $     --    $     --   $        --   $   370,842    $      --   $  6,309    $  6,666
----------------------------------------------------------------------------------------


   156,489     115,789       365,483            --      374,768     30,497      72,584

   (42,977)      6,646      (176,263)     (191,740)     (97,392)       349         328

   (94,914)    272,636    (1,258,480)   (1,458,755)    (519,893)   154,383     223,267
----------------------------------------------------------------------------------------

    18,598     395,071    (1,069,260)   (1,650,495)    (242,517)   185,229     296,179
----------------------------------------------------------------------------------------

   (31,790)    (27,037)      (85,243)      (44,002)     (27,652)    (7,522)    (14,358)
----------------------------------------------------------------------------------------

   (31,790)    (27,037)      (85,243)      (44,002)     (27,652)    (7,522)    (14,358)
----------------------------------------------------------------------------------------

  $(13,192)   $368,034   $(1,154,503)  $(1,323,655)   $(270,169)  $184,016    $288,487
----------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For The Year Ended December 31, 2001


                                                                            ACCOUNT DIVISION
                                                   ------------------------------------------------------------------
                                                                                            Horace Mann  Horace Mann
                                                   Horace Mann   Horace Mann   Horace Mann  Short-term    Small Cap
                                                     Equity       Balanced       Income     Investment     Growth
                                                      Fund          Fund          Fund         Fund         Fund
----------------------------------------------------------------------------------------------------------------------

OPERATIONS
  Net investment income                            $  3,650,069  $ 10,973,518  $ 1,186,605  $    95,813  $         --
  Capital gain distribution                                  --            --        1,571           --            --
  Net realized gain (loss) on investments            (6,125,085)   (2,784,533)     (11,536)      (6,077)   (1,319,083)
  Net unrealized appreciation (depreciation) on
   investments                                      (13,764,542)   (4,329,827)    (143,183)      19,718   (21,015,528)
  Mortality and expense risk charge (Note 1)         (4,374,351)   (3,677,667)    (151,436)     (27,215)     (721,623)
---------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting
   from operations                                  (20,613,909)      181,491      882,021       82,239   (23,056,234)
---------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received                 28,234,444    18,660,955      969,373      129,195    10,538,109
  Sales and administrative expenses (Note 1)             (7,440)       (5,062)        (267)         (57)       (3,246)
---------------------------------------------------------------------------------------------------------------------

  Net consideration received on annuity contracts    28,227,004    18,655,893      969,106      129,138    10,534,863
  Net transfer from (to) fixed accumulation
   account                                           (8,642,841)   (8,105,549)     947,951      901,043      (897,177)
  Transfers from (to) other Divisions               (16,078,466)  (10,016,973)     554,910      713,774    (3,718,768)
  Payments to contract owners                       (29,796,908)  (22,411,438)    (941,319)  (1,389,127)   (4,424,200)
  Annual maintenance charge (Note 1)                   (446,745)     (286,841)     (10,589)      (1,225)      (68,710)
  Surrender charges (Note 1)                           (176,909)      (92,705)      (4,990)      (5,069)      (57,249)
  Mortality guarantee adjustment                        (15,571)       (8,117)      (2,451)          --            --
---------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting
   from contract owners' transactions               (26,930,436)  (22,265,730)   1,512,618      348,534     1,368,759
---------------------------------------------------------------------------------------------------------------------

  Total increase (decrease) in net assets           (47,544,345)  (22,084,239)   2,394,639      430,773   (21,687,475)

Net Assets:

Beginning of period                                 389,579,693   304,691,927   10,980,561    2,137,234    75,165,495
---------------------------------------------------------------------------------------------------------------------

End of period                                      $342,035,348  $282,607,688  $13,375,200  $ 2,568,007  $ 53,478,020
---------------------------------------------------------------------------------------------------------------------


See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT




                                   ACCOUNT DIVISION
--------------------------------------------------------------------------------------
 Horace Mann  Horace Mann    Wilshire        Wilshire      Wilshire       Wilshire
International  Socially     5000 Index   Large Co. Growth 5000 Index  Large Co. Growth
   Equity     Responsible   Portfolio-      Portfolio-    Portfolio-     Portfolio-
    Fund         Fund      Institutional  Institutional   Investment     Investment
--------------------------------------------------------------------------------------

$         --  $ 1,699,808   $   120,351    $        --    $    9,387     $       --
          --           --        82,391         43,546         1,111          6,925
    (678,024)     (25,138)     (270,239)      (318,002)      (16,225)       (46,516)
  (9,742,956)  (6,861,554)   (1,746,461)    (2,718,182)      (67,130)      (131,757)
    (423,261)    (866,280)     (194,899)      (215,434)      (14,006)       (21,621)
--------------------------------------------------------------------------------------

 (10,844,241)  (6,053,164)   (2,008,857)    (3,208,072)      (86,863)      (192,969)
--------------------------------------------------------------------------------------

   7,492,228   10,178,939     2,991,136      4,025,719       804,488      1,384,780
      (2,171)      (2,431)         (868)        (1,173)         (104)          (260)
--------------------------------------------------------------------------------------
   7,490,057   10,176,508     2,990,268      4,024,546       804,384      1,384,520
     605,521     (727,132)      575,464        443,260       817,153      1,215,449
  (2,050,242)  (2,077,831)      565,051        984,144        38,442         38,946
  (2,556,074)  (4,282,347)   (1,034,637)      (943,131)      (36,773)       (49,718)
     (36,100)    (207,852)      (20,720)       (18,289)       (7,927)       (10,259)
     (37,023)     (82,211)       (9,260)        (9,496)       (2,230)        (3,441)
          --           --            --             --            --             --
--------------------------------------------------------------------------------------

   3,416,139    2,799,135     3,066,166      4,481,034     1,613,049      2,575,497
--------------------------------------------------------------------------------------

  (7,428,102)  (3,254,029)    1,057,309      1,272,962     1,526,186      2,382,528


  38,151,567   71,337,217    14,867,280     16,647,544       416,262        621,362
--------------------------------------------------------------------------------------

$ 30,723,465  $68,083,188   $15,924,589    $17,920,506    $1,942,448     $3,003,890
--------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For The Year Ended December 31, 2001



                                                                            ACCOUNT DIVISION
                                              ---------------------------------------------------------------------------
                                                 Wilshire        Wilshire         Wilshire     T.Rowe Price  T.Rowe Price
                                              Large Co. Value Small Co. Value Small Co. Growth   Small-Cap     Small-Cap
                                                Portfolio-      Portfolio-       Portfolio-     Value Fund    Stock Fund
                                                Investment      Investment       Investment    Advisor Class Advisor Class
--------------------------------------------------------------------------------------------------------------------------

OPERATIONS
  Net investment income                         $   77,717      $   12,070        $     --      $      402    $       --
  Capital gain distribution                        240,566              --              --         101,485        25,591
  Net realized gain (loss) on investments            4,105           9,263         (20,504)          3,970       (16,591)
  Net unrealized appreciation (depreciation)
   on investments                                 (295,601)        107,352          32,871         274,448       374,415
  Mortality and expense risk charge (Note 1)       (35,588)         (8,398)         (3,011)        (22,675)      (37,048)
-------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets
   resulting from operations                        (8,801)        120,287           9,356         357,630       346,367
-------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received             1,482,898         172,455         118,962         711,518     1,084,499
  Sales and administrative expenses (Note 1)          (298)            (32)            (19)           (186)         (309)
-------------------------------------------------------------------------------------------------------------------------

  Net consideration received on annuity
   contracts                                     1,482,600         172,423         118,943         711,332     1,084,190
  Net transfer from (to) fixed accumulation
   account                                       1,148,646         156,004          94,231         651,776       842,810
  Transfers from (to) other Divisions            2,564,505         777,423         103,995       1,850,505     1,410,008
  Payments to contract owners                     (135,407)        (17,372)        (25,570)        (64,033)     (120,005)
  Annual maintenance charge
   (Note 1)                                         (4,108)           (425)           (300)         (2,575)       (2,675)
  Surrender charges (Note 1)                        (1,229)           (218)           (126)         (1,020)       (1,755)
  Mortality guarantee adjustment                        --              --              --              --            --
-------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets
   resulting from contract owners'
   transactions                                  5,055,007       1,087,835         291,173       3,145,985     3,212,573
-------------------------------------------------------------------------------------------------------------------------

  Total increase (decrease) in net assets        5,046,206       1,208,122         300,529       3,503,615     3,558,940

Net Assets:

Beginning of period                                500,217          70,472         127,959         343,355     1,250,861
-------------------------------------------------------------------------------------------------------------------------

End of period                                   $5,546,423      $1,278,594        $428,488      $3,846,970    $4,809,801
-------------------------------------------------------------------------------------------------------------------------

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT





                               ACCOUNT DIVISION
 ----------------------------------------------------------------------------
 Fidelity VIP
   Growth &   Fidelity VIP Fidelity VIP Fidelity VIP Fidelity VIP Fidelity VIP
    Income     Index 500     Mid Cap       Growth      Overseas   High Income
  Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
 -----------------------------------------------------------------------------

  $   14,376  $    64,822  $    18,816  $     5,929   $   84,295    $ 32,918
      46,155           --           --      557,288      133,240          --
     (59,986)    (329,487)    (248,375)    (899,246)    (119,105)    (33,834)

    (103,663)    (640,108)     321,144   (1,441,189)    (640,542)    (40,488)
     (25,100)    (106,467)    (101,272)    (133,925)     (30,910)     (4,176)
 -----------------------------------------------------------------------------

    (128,218)  (1,011,240)      (9,687)  (1,911,143)    (573,022)    (45,580)
 -----------------------------------------------------------------------------
     943,514    3,270,135    2,411,021    4,128,164    1,116,175      90,939
        (379)        (759)        (675)        (837)        (260)       (102)
 -----------------------------------------------------------------------------

     943,135    3,269,376    2,410,346    4,127,327    1,115,915      90,837
     835,982    2,657,987    1,604,347    2,344,758      790,286     118,308
     801,370    2,612,032    2,495,257    3,085,658      646,426      10,951
    (115,950)    (314,351)    (509,040)    (405,251)    (134,458)    (29,137)
      (3,820)     (17,988)     (14,614)     (16,727)      (1,545)       (300)
        (905)      (5,685)     (10,368)      (9,311)      (1,876)       (116)
          --           --           --           --           --          --
 -----------------------------------------------------------------------------

   2,459,812    8,201,371    5,975,928    9,126,454    2,414,748     190,543
 -----------------------------------------------------------------------------

   2,331,594    7,190,131    5,966,241    7,215,311    1,841,726     144,963


     820,544    4,915,057    4,689,971    7,041,203    1,409,966     261,254
 -----------------------------------------------------------------------------

  $3,152,138  $12,105,188  $10,656,212  $14,256,514   $3,251,692    $406,217
 -----------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For The Year Ended December 31, 2001



                                                                                 ACCOUNT DIVISION
                                                        -----------------------------------------------------------------
                                                        Fidelity VIP                           Strong       J.P. Morgan
                                                         Investment    Davis       Strong      Mid Cap    U.S. Disciplined
                                                         Grade Bond    Value     Opportunity   Growth          Equity
                                                         Portfolio   Portfolio     Fund II     Fund II       Portfolio
--------------------------------------------------------------------------------------------------------------------------

OPERATIONS
  Net investment income                                  $   27,248  $   13,481  $   18,960  $        --     $   25,485
  Capital gain distribution                                      --       4,368     653,166           --             --
  Net realized gain (loss) on investments                    10,313     (34,508)    (51,180)    (248,371)       (39,879)
  Net unrealized appreciation (depreciation) on
   investments                                               69,139    (205,995)   (672,039)  (1,225,597)      (344,099)
  Mortality and expense risk charge (Note 1)                (20,869)    (31,073)    (36,492)     (53,183)       (47,200)
-------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting from
   operations                                                85,831    (253,727)    (87,585)  (1,527,151)      (405,693)
-------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received                        675,574     590,469   1,036,088    1,653,505      1,822,786
  Sales and administrative expenses (Note 1)                   (190)        (52)       (256)        (390)          (709)
-------------------------------------------------------------------------------------------------------------------------

  Net consideration received on annuity contracts           675,384     590,417   1,035,832    1,653,115      1,822,077
  Net transfer from (to) fixed accumulation account       1,201,265     796,333     990,452      736,357      1,397,561
  Transfers from (to) other Divisions                     1,688,733     802,311   1,332,314      811,387      1,116,550
  Payments to contract owners                              (164,081)   (149,385)   (109,383)    (146,354)      (171,077)
  Annual maintenance charge (Note 1)                         (1,475)     (2,834)     (1,993)      (1,890)        (8,916)
  Surrender charges (Note 1)                                   (238)     (1,592)     (2,140)      (3,863)        (2,765)
  Mortality guarantee adjustment                                 --          --          --           --             --
-------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting from
   contract owners' transactions                          3,399,588   2,035,250   3,245,082    3,048,752      4,153,430
-------------------------------------------------------------------------------------------------------------------------

  Total increase (decrease) in net assets                 3,485,419   1,781,523   3,157,497    1,521,601      3,747,737

Net Assets:

Beginning of period                                         311,669   1,488,516   1,298,622    3,397,017      1,845,030
-------------------------------------------------------------------------------------------------------------------------

End of period                                            $3,797,088  $3,270,039  $4,456,119  $ 4,918,618     $5,592,767
-------------------------------------------------------------------------------------------------------------------------

   * Period from May 01, 2001 (commencement of operations) to December 31, 2001.

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT





                                      ACCOUNT DIVISION
-------------------------------------------------------------------------------------------
   Rainier    Neuberger                               Credit Suisse
Small/Mid Cap  Berman        Alliance      Putnam       Small Co.                  Ariel
   Equity      Genesis    Premier Growth  VT Vista       Growth       Ariel     Appreciation
  Portfolio     Fund        Portfolio       Fund        Portfolio     Fund*        Fund*
--------------------------------------------------------------------------------------------

 $       --   $       --   $        --   $   370,842   $       --   $    6,309   $    6,666
    156,489      115,789       365,483            --      374,768       30,497       72,584
    (42,977)       6,646      (176,263)     (191,740)     (97,392)         349          328

    (94,914)     272,636    (1,258,480)   (1,458,755)    (519,893)     154,383      223,267
    (31,790)     (27,037)      (85,243)      (44,002)     (27,652)      (7,522)     (14,358)
--------------------------------------------------------------------------------------------

    (13,192)     368,034    (1,154,503)   (1,323,655)    (270,169)     184,016      288,487
--------------------------------------------------------------------------------------------

    856,508      974,464     2,551,595     1,213,430      690,281      582,375      998,635
       (190)        (180)         (943)         (242)        (245)        (105)        (167)
--------------------------------------------------------------------------------------------

    856,318      974,284     2,550,652     1,213,188      690,036      582,270      998,468
    644,323    1,112,569     2,388,695       726,770      383,707      612,976      898,195
    721,049    1,779,151     1,649,793       894,535      543,809    1,136,109    2,210,910
    (70,192)    (114,124)     (289,041)     (188,603)     (58,199)     (15,800)     (43,544)
     (2,349)      (1,463)       (9,816)       (1,375)      (1,021)        (775)        (940)
     (1,359)      (1,318)       (7,734)       (4,702)      (2,374)        (213)      (1,020)
         --           --            --            --           --           --           --
--------------------------------------------------------------------------------------------

  2,147,790    3,749,099     6,282,549     2,639,813    1,555,958    2,314,567    4,062,069
--------------------------------------------------------------------------------------------

  2,134,598    4,117,133     5,128,046     1,316,158    1,285,789    2,498,583    4,350,556

  1,444,280      251,626     4,142,162     2,868,563    1,640,494           --           --
--------------------------------------------------------------------------------------------

 $3,578,878   $4,368,759   $ 9,270,208   $ 4,184,721   $2,926,283   $2,498,583   $4,350,556
--------------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For The Year Ended December 31, 2000


                                                                             ACCOUNT DIVISION
                                                   -------------------------------------------------------------------
                                                                                             Horace Mann  Horace Mann
                                                    Horace Mann   Horace Mann   Horace Mann  Short-Term    Small Cap
                                                      Equity       Balanced       Income     Investment     Growth
                                                       Fund          Fund          Fund         Fund         Fund
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                            $   4,595,974  $ 11,645,813  $   773,155  $   102,087  $         --
  Capital gain distribution                               78,479        18,288           --           (2)    1,283,929
  Net realized gain (loss) on investments            (19,908,256)   (9,683,974)    (214,508)     (68,682)    2,663,450
  Net unrealized appreciation (depreciation) on
   investments                                        (9,756,037)   (1,322,975)     370,993      (32,624)  (18,542,650)
  Mortality and expense risk charge (Note 1)          (1,477,689)   (1,184,229)     (40,719)      (7,844)     (304,403)
----------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting
   from operations                                   (26,467,529)     (527,077)     888,921       (7,065)  (14,899,674)
----------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received                  42,968,129    26,148,604      983,816      132,236    12,964,519
  Sales and administrative expenses (Note 1)             (12,626)       (7,081)        (300)         (30)       (4,592)
----------------------------------------------------------------------------------------------------------------------

  Net consideration received on annuity contracts     42,955,503    26,141,523      983,516      132,206    12,959,927
  Net transfer from (to) fixed accumulation
   account                                            (7,324,749)  (12,194,339)    (172,006)   1,535,106     6,493,450
  Transfers from (to) other Divisions                (57,062,178)  (40,680,013)  (1,123,155)     872,459    25,577,903
  Payments to contract owners                        (72,852,507)  (54,701,663)  (2,114,434)  (1,794,423)   (8,083,027)
  Mortality and expense risk charge (Note 1)          (3,747,813)   (2,973,809)     (98,114)     (14,124)     (666,159)
  Annual maintenance charge (Note 1)                    (476,630)     (265,426)      (8,436)      (1,375)     (109,412)
  Surrender charges (Note 1)                            (520,570)     (240,216)     (15,641)      (5,991)      (90,944)
  Mortality guarantee adjustment                          45,183       (16,974)      (1,195)          --            --
----------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting
   from contract owners' transactions                (98,983,761)  (84,930,917)  (2,549,465)     723,858    36,081,738
----------------------------------------------------------------------------------------------------------------------

  Total increase (decrease) in net assets           (125,451,290)  (85,457,994)  (1,660,544)     716,793    21,182,064

Net Assets

Beginning of period                                  515,030,983   390,149,921   12,641,105    1,420,441    53,983,431
----------------------------------------------------------------------------------------------------------------------

End of period                                      $ 389,579,693  $304,691,927  $10,980,561  $ 2,137,234  $ 75,165,495
----------------------------------------------------------------------------------------------------------------------

    * Period from September 5, 2000 (commencement of operations) to December 31, 2000.

   ** Period from May 1, 2000 (commencement of operations) to December 31, 2000.

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT





                                    ACCOUNT DIVISION
----------------------------------------------------------------------------------------
 Horace Mann  Horace Mann      Wilshire         Wilshire      Wilshire       Wilshire
International  Socially       5000 Index    Large Co. Growth 5000 Index  Large Co. Growth
   Equity     Responsible     Portfolio-       Portfolio-    Portfolio-     Portfolio-
    Fund         Fund       Institutional** Institutional**  Investment*   Investment*
-----------------------------------------------------------------------------------------
 $        84  $   674,349    $   184,711      $   215,245     $  3,825       $  5,412
     471,935    3,606,801             --               --           --             --
     388,081      581,000          4,984            1,242       (2,954)        (4,368)
  (9,357,456)     (19,822)    (1,623,303)      (2,817,500)     (21,727)       (54,684)
    (140,974)    (261,518)       (52,072)         (57,367)        (648)          (950)
-----------------------------------------------------------------------------------------
  (8,638,330)   4,580,810     (1,485,680)      (2,658,380)     (21,504)       (54,590)
-----------------------------------------------------------------------------------------

   8,571,047   13,907,318      1,854,723        2,027,339      344,262        433,620
      (2,890)      (4,081)          (488)            (525)         (42)           (50)
-----------------------------------------------------------------------------------------

   8,568,157   13,903,237      1,854,235        2,026,814      344,220        433,570
   5,283,288    3,174,755      3,895,759        3,395,145       89,532        226,702
  14,246,545    2,036,567     10,965,400       14,127,117        4,652         16,604
  (3,700,936)  (6,766,863)      (323,503)        (211,389)        (587)          (850)
    (289,853)    (542,374)       (27,434)         (26,507)          --             --
     (19,913)    (174,049)        (3,275)          (3,419)          --             --
     (48,390)    (139,600)        (8,222)          (1,837)         (51)           (74)
          --           --             --               --           --             --
-----------------------------------------------------------------------------------------

  24,038,898   11,491,673     16,352,960       19,305,924      437,766        675,952
-----------------------------------------------------------------------------------------

  15,400,568   16,072,483     14,867,280       16,647,544      416,262        621,362


  22,750,999   55,264,734             --               --           --             --
-----------------------------------------------------------------------------------------

 $38,151,567  $71,337,217    $14,867,280      $16,647,544     $416,262       $621,362
-----------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For The Year Ended December 31, 2000



                                                                                  ACCOUNT DIVISION
                                                   -----------------------------------------------------------------------------
                                                      Wilshire        Wilshire         Wilshire      T.Rowe Price   T.Rowe Price
                                                   Large Co. Value Small Co. Value Small Co. Growth   Small-Cap      Small-Cap
                                                     Portfolio-      Portfolio-       Portfolio-      Value Fund     Stock Fund
                                                     Investment*     Investment*      Investment*   Advisor Class* Advisor Class*
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
  Net investment income                               $     --         $    --         $ 13,369        $ 29,370      $  116,973
  Capital gain distribution                                 --              --               --              --              --
  Net realized gain (loss) on investments                  (51)             15              (88)           (746)           (264)
  Net unrealized appreciation (depreciation) on
   investments                                          28,388           7,745          (14,878)        (10,104)        (69,058)
  Mortality and expense risk charge (Note 1)              (757)           (138)            (220)          (453)          (2,296)
--------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting
   from operations                                      27,580           7,622           (1,817)         18,067          45,355
--------------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received                    48,677           3,690            8,628          44,247         119,307
  Sales and administrative expenses (Note 1)                (6)             --               (4)             (2)            (16)
--------------------------------------------------------------------------------------------------------------------------------

  Net consideration received on annuity
   contracts                                            48,671           3,690            8,624          44,245         119,291
  Net transfer from (to) fixed accumulation
   account                                              71,250          13,956           30,860          42,058         202,698
  Transfers from (to) other Divisions                  352,841          45,204           90,342         247,964         890,100
  Payments to contract owners                               --              --               --          (8,951)         (6,323)
  Mortality and expense risk charge (Note 1)                --              --               --              --              --
  Annual maintenance charge (Note 1)                      (125)             --              (50)            (25)           (100)
  Surrender charges (Note 1)                                --              --               --              (3)           (160)
  Mortality guarantee adjustment                            --              --               --              --              --
--------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting
   from contract owners' transactions                  472,637          62,850          129,776         325,288       1,205,506
--------------------------------------------------------------------------------------------------------------------------------

  Total increase (decrease) in net assets              500,217          70,472          127,959         343,355       1,250,861

Net Assets

Beginning of period                                         --              --               --              --              --
--------------------------------------------------------------------------------------------------------------------------------

End of period                                         $500,217         $70,472         $127,959        $343,355      $1,250,861
--------------------------------------------------------------------------------------------------------------------------------

    * Period from September 5, 2000 (commencement of operations) to December 31, 2000.

   ** Period from May 1, 2000 (commencement of operations) to December 31, 2000.

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT




                               ACCOUNT DIVISION
 ----------------------------------------------------------------------------
 Fidelity VIP
   Growth &   Fidelity VIP Fidelity VIP Fidelity VIP Fidelity VIP Fidelity VIP
    Income     Index 500     Mid Cap       Growth      Overseas   High Income
  Portfolio*   Portfolio*   Portfolio*   Portfolio*   Portfolio*   Portfolio*
 -----------------------------------------------------------------------------

   $     --    $       --   $       --   $       --   $       --    $     --
         --            --           --           --           --          --
       (184)       (7,541)        (423)      (2,576)      (2,007)       (975)
    (22,569)     (251,134)     178,304     (679,895)     (70,263)    (34,193)
     (1,510)       (9,111)      (7,915)     (14,024)      (2,622)       (643)
 -----------------------------------------------------------------------------

    (24,263)     (267,786)     169,966     (696,495)     (74,892)    (35,811)
 -----------------------------------------------------------------------------

     87,480       563,127      415,482      868,988      215,795      34,567
         (8)         (274)         (61)        (233)         (86)       (127)
 -----------------------------------------------------------------------------

     87,472       562,853      415,421      868,755      215,709      34,440
    156,735       995,346      648,175    1,190,160      202,389      67,996
    609,368     3,655,147    3,476,781    5,754,363    1,080,306     194,729
     (8,708)      (29,807)     (19,528)     (73,647)     (13,148)         --
         --            --           --           --           --          --
        (60)         (601)        (675)      (1,400)         (75)       (100)
         --           (95)        (169)        (533)        (323)         --
         --            --           --           --           --          --
 -----------------------------------------------------------------------------

    844,807     5,182,843    4,520,005    7,737,698    1,484,858     297,065
 -----------------------------------------------------------------------------

    820,544     4,915,057    4,689,971    7,041,203    1,409,966     261,254


         --            --           --           --           --          --
 -----------------------------------------------------------------------------

   $820,544    $4,915,057   $4,689,971   $7,041,203   $1,409,966    $261,254
 -----------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For The Year Ended December 31, 2000



                                                                                ACCOUNT DIVISION
                                                        ----------------------------------------------------------------
                                                        Fidelity VIP                           Strong      J.P. Morgan
                                                         Investment    Davis       Strong     Mid Cap    U.S. Disciplined
                                                         Grade Bond    Value     Opportunity   Growth         Equity
                                                         Portfolio*  Portfolio*   Fund II*    Fund II*      Portfolio*
-------------------------------------------------------------------------------------------------------------------------

OPERATIONS
  Net investment income                                   $     --   $   12,902  $  142,434  $  233,780     $    7,232
  Capital gain distribution                                     --           --          --          --             --
  Net realized gain (loss) on investments                      653       (2,771)     (4,993)     (3,720)          (451)
  Net unrealized appreciation (depreciation) on
   investments                                               9,483       29,970    (104,709)   (820,217)       (98,217)
  Mortality and expense risk charge (Note 1)                  (635)      (2,841)     (2,367)     (7,060)        (3,247)
------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting from
   operations                                                9,501       37,260      30,365    (597,217)       (94,683)
------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received                        50,714      123,312     116,611     484,813        267,528
  Sales and administrative expenses (Note 1)                    (4)          (4)        (89)       (121)           (94)
------------------------------------------------------------------------------------------------------------------------

  Net consideration received on annuity contracts           50,710      123,308     116,522     484,692        267,434
  Net transfer from (to) fixed accumulation account         34,027      155,571     226,047     497,268        366,833
  Transfers from (to) other Divisions                      227,159    1,174,938     926,218   3,032,226      1,305,770
  Payments to contract owners                               (9,728)      (2,245)       (467)    (19,541)           (22)
  Mortality and expense risk charge (Note 1)                    --           --          --          --             --
  Annual maintenance charge (Note 1)                            --         (275)        (25)       (275)          (300)
  Surrender charges (Note 1)                                    --          (41)        (38)       (136)            (2)
  Mortality guarantee adjustment                                --           --          --          --             --
------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets resulting from
   contract owners' transactions                           302,168    1,451,256   1,268,257   3,994,234      1,939,713
------------------------------------------------------------------------------------------------------------------------

  Total increase (decrease) in net assets                  311,669    1,488,516   1,298,622   3,397,017      1,845,030

Net Assets

Beginning of period                                             --           --          --          --             --
------------------------------------------------------------------------------------------------------------------------

End of period                                             $311,669   $1,488,516  $1,298,622  $3,397,017     $1,845,030
------------------------------------------------------------------------------------------------------------------------

   * Period from September 5, 2000 (commencement of operations) to December 31, 2000.

   ** Period from May 1, 2000 (commencement of operations) to December 31, 2000.

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT





                                ACCOUNT DIVISION
        ----------------------------------------------------------------
           Rainier    Neuberger                            Credit Suisse
        Small/Mid Cap  Berman      Alliance      Putnam      Small Co.
           Equity      Genesis  Premier Growth  VT Vista      Growth
         Portfolio*     Fund*     Portfolio*     Fund*      Portfolio*
        ----------------------------------------------------------------

         $  193,168   $ 19,200    $       --   $       --   $       --
                 --         --            --           --           --
             (1,525)       (16)       (2,476)      (1,528)      (1,540)
           (185,686)     2,948      (425,991)    (353,624)    (119,695)
             (2,547)      (392)       (8,101)      (5,420)      (3,077)
        ----------------------------------------------------------------

              3,410     21,740      (436,568)    (360,572)    (124,312)
        ----------------------------------------------------------------

            127,307     21,003       687,882      304,543      247,552
                (24)        (3)         (177)         (32)         (46)
        ----------------------------------------------------------------

            127,283     21,000       687,705      304,511      247,506
            181,276     32,606       688,939      433,342      267,515
          1,147,259    176,280     3,257,652    2,516,911    1,265,736
            (14,848)        --       (54,519)     (25,222)     (15,830)
                 --         --            --           --           --
               (100)        --          (725)        (250)         (50)
                 --         --          (322)        (157)         (71)
                 --         --            --           --           --
        ----------------------------------------------------------------

          1,440,870    229,886     4,578,730    3,229,135    1,764,806
        ----------------------------------------------------------------

          1,444,280    251,626     4,142,162    2,868,563    1,640,494

                 --         --            --           --           --
        ----------------------------------------------------------------

         $1,444,280   $251,626    $4,142,162   $2,868,563   $1,640,494
        ----------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements

December 31, 2001


1. NATURE OF SEPARATE ACCOUNT -- Horace Mann Life Insurance Company Separate Account ("the Account"), registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets are invested in shares of the Horace Mann Equity Fund, Horace Mann Balanced Fund, Horace Mann Income Fund, Horace Mann Short-Term Investment Fund, Horace Mann Small Cap Growth Fund, Horace Mann International Equity Fund, Horace Mann Socially Responsible Fund, Wilshire 5000 Index Portfolio-Institutional, Wilshire Large Co. Growth Portfolio-Institutional, Wilshire 5000 Index Portfolio-Investment, Wilshire Large Co. Growth Portfolio-Investment, Wilshire Large Co. Value Portfolio-Investment, Wilshire Small Co. Value Portfolio-Investment, Wilshire Small Co. Growth Portfolio-Investment, T. Rowe Price Small-Cap Value Fund Advisor Class, T. Rowe Price Small-Cap Stock Fund Advisor Class, Fidelity VIP Growth & Income Portfolio, Fidelity VIP Index 500 Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Investment Grade Bond Portfolio, Davis Value Portfolio, Strong Opportunity Fund II, Strong Mid Cap Growth Fund II, J.P. Morgan U.S. Disciplined Equity Portfolio, Rainier Small/Mid Cap Equity Portfolio, Neuberger Berman Genesis Fund, Alliance Premier Growth Portfolio, Putnam VT Vista Fund, Credit Suisse Small Co. Growth Portfolio, Ariel Fund and Ariel Appreciation Fund. The funds collectively are referred to as the "Funds".

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits, surrender charges, sales and administrative expenses and maintenance charges.

An annual contract maintenance charge of $25 is deducted from each contract unless the contract value equals or exceeds $10,000 to reimburse HMLIC for expenses incurred in administering the contract. The contract maintenance charge is assessed on the contract anniversary date. This charge may be reduced or eliminated on certain individual contracts and on some group plans. The annual maintenance charge is paid through a redemption of units and is deducted from the subaccount containing the greatest dollar amount or from the fixed portion of the contract when none of the variable subaccount(s) have any value. Charges for the annual maintenance charge cease on the maturity date. No annual maintenance charge is taken, in whole or in part, in the event of a complete surrender unless the surrender occurs on the contract anniversary date.

HMLIC deducts a daily mortality and expense risk charge from the Separate Account for the assumption of mortality and expense risks. The fee for the mortality and expense risk may not exceed the annual rate of 1.25% of the daily net assets of the Separate Account (0.45% for mortality risk, and 0.80% for expense risk).

In certain circumstances in the event of a contract being surrendered or withdrawn from the subaccount, surrender charges are assessed by HMLIC and withheld from the proceeds of the withdrawals on the basis of the amount surrendered or withdrawn from the subaccount(s).

2. SIGNIFICANT ACCOUNTING POLICIES -- Investments in the Fund are reported at market value using the accumulated unit value method (AUV).

The Account owns approximately 81%, 97%, 96%, 93%, 92%, 92%, and 95% of the Horace Mann Equity Fund, Horace Mann Balanced Fund, Horace Mann Income Fund, Horace Mann Short-Term Investment Fund, Horace Mann Small Cap Growth Fund, Horace Mann International Equity Fund, and Horace Mann Socially Responsible Fund, respectively. Distributions from the funds are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned by the Account.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3. FEDERAL INCOME TAXES -- Investment income of the Account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts. Income attributable to non tax-deferred annuities is not significant.

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT





4. PURCHASE AND SALES OF SEPARATE ACCOUNT FUND SHARES -- During the year ended December 31, 2001, purchases and proceeds from sales of fund shares were as follows:

                                                  ACCOUNT DIVISION
--------- -------------------------------------------------------------------------------------------------
                                                    Horace Mann  Horace Mann    Horace Mann    Horace Mann
           Horace Mann   Horace Mann   Horace Mann   Short-Term   Small Cap    International     Socially
             Equity        Balanced       Income     Investment     Growth         Equity      Responsible
              Fund           Fund          Fund         Fund         Fund           Fund           Fund
-----------------------------------------------------------------------------------------------------------

Purchases  $35,778,790   $33,083,633    $4,627,053   $5,611,515  $14,630,974    $11,123,864    $14,775,724
-----------------------------------------------------------------------------------------------------------

Sales      $69,558,593   $50,838,045    $2,089,230   $5,200,460  $15,302,921     $8,809,010    $11,168,198
-----------------------------------------------------------------------------------------------------------

                           Wilshire                   Wilshire     Wilshire       Wilshire       Wilshire
            Wilshire      Large Co.      Wilshire    Large Co.    Large Co.      Small Co.      Small Co.
           5000 Index       Growth      5000 Index     Growth       Value          Value          Growth
           Portfolio-     Portfolio-    Portfolio-   Portfolio-   Portfolio-     Portfolio-     Portfolio-
          Institutional Institutional   Investment   Investment   Investment     Investment     Investment
-----------------------------------------------------------------------------------------------------------

Purchases   $6,021,092    $7,466,899    $1,730,609   $2,742,719   $5,767,470     $1,210,805       $417,572
-----------------------------------------------------------------------------------------------------------

Sales       $3,217,332    $3,475,756      $137,293     $228,434     $425,663       $110,035       $149,915
-----------------------------------------------------------------------------------------------------------

          T.Rowe Price   T.Rowe Price  Fidelity VIP
            Small-Cap     Small-Cap      Growth &   Fidelity VIP Fidelity VIP   Fidelity VIP   Fidelity VIP
           Value Fund     Stock Fund      Income     Index 500     Mid Cap         Growth        Overseas
          Advisor Class Advisor Class   Portfolio    Portfolio    Portfolio      Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------

Purchases   $3,521,399    $3,547,408    $2,791,070   $9,602,557   $7,350,236    $11,314,721     $2,975,681
-----------------------------------------------------------------------------------------------------------

Sales         $292,231      $362,883      $355,813   $1,772,318   $1,705,140     $2,658,221       $493,413
-----------------------------------------------------------------------------------------------------------

                         Fidelity VIP                               Strong      J.P. Morgan      Rainier
          Fidelity VIP    Investment      Davis        Strong      Mid Cap    U.S. Disciplined  Small/Mid
           High Income      Grade         Value     Opportunity     Growth         Equity       Cap Equity
            Portfolio   Bond Portfolio  Portfolio     Fund II      Fund II       Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------

Purchases     $330,849    $3,897,585    $2,441,170   $4,369,394   $4,001,402     $4,626,737     $2,642,822
-----------------------------------------------------------------------------------------------------------

Sales         $145,398      $481,306      $453,652     $539,858   $1,254,204       $534,901       $413,311
-----------------------------------------------------------------------------------------------------------

                       Alliance              Credit Suisse
           Neuberger    Premier     Putnam     Small Co.                 Ariel
             Berman     Growth     VT Vista     Growth       Ariel    Appreciation
          Genesis Fund Portfolio     Fund      Portfolio     Fund         Fund
----------------------------------------------------------------------------------

Purchases  $4,162,506  $7,799,770 $3,554,062  $2,216,359   $2,434,981  $4,248,963
----------------------------------------------------------------------------------

Sales        $318,009  $1,413,244   $779,149    $410,677      $90,781    $121,673
----------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements (Continued)

December 31, 2001




5. CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS

                                                          ACCOUNT DIVISION
                 --------------------------------------------------------------------------------------------------

                                                     Horace Mann Horace Mann  Horace Mann  Horace Mann   Wilshire
                 Horace Mann Horace Mann Horace Mann Short-Term   Small Cap  International  Socially    5000 Index
                   Equity     Balanced     Income    Investment    Growth       Equity     Responsible  Portfolio-
                    Fund        Fund        Fund        Fund        Fund         Fund         Fund     Institutional
--------------------------------------------------------------------------------------------------------------------

Account units
 outstanding at
 01/01/2000      23,693,305  22,621,955   1,034,296    132,903    2,619,220    1,187,606    3,893,389           --

Consideration
 received         2,187,813   1,573,281      79,776     13,151      640,546      546,683    1,016,254      162,562

Net transfers    (3,244,195) (3,165,815)   (105,689)   239,484    1,455,504    1,179,267      410,043    1,288,936

Payments to
 contract owners (3,923,855) (3,476,005)   (180,844)  (180,483)    (430,444)    (262,618)    (552,234)     (31,525)
--------------------------------------------------------------------------------------------------------------------

Account units
 outstanding at
 12/31/2000      18,713,068  17,553,416     827,539    205,055    4,284,826    2,650,938    4,767,452    1,419,973

Consideration
 received         1,417,809   1,084,524      70,075     12,095      801,753      627,787      728,735      315,775

Net transfers    (1,258,708) (1,065,248)    107,455    150,941     (347,777)    (124,512)    (199,107)     112,286

Payments to
 contract owners (1,510,447) (1,318,214)    (68,777)  (130,962)    (339,797)    (218,413)    (326,266)    (112,495)

Account units
 outstanding at
 12/31/2001      17,361,722  16,254,478     936,292    237,129    4,399,005    2,935,800    4,970,814    1,735,539
--------------------------------------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT







                                                   ACCOUNT DIVISION
----------------------------------------------------------------------------------------------------------------------
                                              Wilshire   Wilshire   Wilshire
    Wilshire      Wilshire      Wilshire     Large Co.  Small Co.  Small Co.  T.Rowe Price  T.Rowe Price  Fidelity VIP
Large Co. Growth 5000 Index Large Co. Growth   Value      Value      Growth     Small-Cap     Small-Cap     Growth &
   Portfolio-    Portfolio-    Portfolio-    Portfolio- Portfolio- Portfolio-  Value Fund    Stock Fund      Income
 Institutional   Investment    Investment    Investment Investment Investment Advisor Class Advisor Class  Portfolio
----------------------------------------------------------------------------------------------------------------------

         --            --            --            --         --         --           --            --           --

     48,265        31,187        10,751         2,386        300        543        2,213         4,709        5,641

    408,660         8,897         6,235        21,055      4,838      7,521       14,573        42,717       48,891

     (5,831)          (60)          (24)           (6)        --         (3)        (455)         (262)        (552)
----------------------------------------------------------------------------------------------------------------------

    451,094        40,024        16,962        23,435      5,138      8,061       16,331        47,164       53,980

    126,932        86,043        44,018        71,371     11,932      8,285       30,460        42,178       68,210

     40,636        92,959        40,698       178,371     64,681     13,612      108,106        87,851      117,580

    (30,920)       (5,165)       (2,150)       (6,857)    (1,244)    (1,828)      (2,955)       (4,925)      (9,130)

    587,742       213,861        99,528       266,320     80,507     28,130      151,942       172,268      230,640
----------------------------------------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements (Continued)

December 31, 2001



                                                              ACCOUNT DIVISION
                     --------------------------------------------------------------------------------------------------
                                                                         Fidelity VIP Fidelity VIP
                     Fidelity VIP Fidelity VIP Fidelity VIP Fidelity VIP     High      Investment    Davis     Strong
                      Index 500     Mid Cap       Growth      Overseas      Income     Grade Bond    Value   Opportunity
                      Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio   Portfolio   Fund II
------------------------------------------------------------------------------------------------------------------------

Account units
 outstanding at
 01/01/2000                 --           --           --           --           --           --          --         --

Consideration
 received                3,626       21,323       18,714       10,465        3,771        4,107      11,300      4,356

Net transfers           29,573      211,344      144,899       61,009       28,304       21,531     123,299     42,829

Payments to contract
 owners                   (200)      (1,112)      (1,676)        (664)         (11)        (787)       (236)       (20)
------------------------------------------------------------------------------------------------------------------------

Account units
 outstanding at
 12/31/2000             32,999      231,555      161,937       70,810       32,064       24,851     134,363     47,165

Consideration
 received               24,508      129,536      111,704       65,604       11,849       51,366      59,000     39,688

Net transfers           39,012      219,495      142,485       81,627       17,333      219,947     156,034     87,392

Payments to contract
 owners                 (2,576)     (28,602)     (11,974)      (8,299)      (3,927)     (12,552)    (15,870)    (4,444)

Account units
 outstanding at
 12/31/2001             93,943      551,984      404,152      209,742       57,319      283,612     333,527    169,801
------------------------------------------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT





                                          ACCOUNT DIVISION
----------------------------------------------------------------------------------------------------
Strong     J.P. Morgan     Rainier   Neuberger Alliance           Credit Suisse
Mid Cap  U.S. Disciplined Small/Mid   Berman    Premier   Putnam    Small Co.              Ariel
Growth        Equity      Cap Equity  Genesis   Growth   VT Vista    Growth     Ariel   Appreciation
Fund II     Portfolio     Portfolio    Fund    Portfolio   Fund     Portfolio   Fund        Fund
----------------------------------------------------------------------------------------------------

     --           --            --         --        --       --          --        --         --

 17,157       17,295         4,635      1,308    19,873   14,372      11,123        --         --

115,504      106,522        47,816     13,199   112,005  133,868      66,550        --         --

   (793)         (21)         (567)        --    (1,646)  (1,307)       (913)       --         --
----------------------------------------------------------------------------------------------------

131,868      123,796        51,884     14,507   130,232  146,933      76,760        --         --

 82,817      135,797        33,558     54,577    93,286   85,904      40,036    16,348     28,472

 72,277      185,219        52,935    165,769   145,330  108,014      52,016    49,674     88,815

 (7,702)     (13,554)       (2,898)    (6,544)  (11,484) (14,445)     (3,730)     (473)    (1,311)

279,260      431,258       135,479    228,309   357,364  326,406     165,082    65,549    115,976
----------------------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements (Continued)

December 31, 2001


6.  FINANCIAL HIGHLIGHTS (Continued)

                                                                    Expense as a % Investment
                                           Unit            Net      of Average Net   Income         Total
Account Division             Units         Value          Assets       Assets*       Ratio         Return**
----------------------------------------------------------------------------------------------------------------
Horace Mann Equity         17,361,722 $19.57 to $20.02 $342,035,348 0.00% to 1.25%   01.00%   (5.43%) to (4.21%)
Horace Mann Balanced       16,254,478   16.34 to 17.68  282,607,688 0.00% to 1.25%   03.74%       (2.85) to 1.43
Horace Mann Income Fund       936,292   12.30 to 14.55   13,375,200 0.00% to 1.25%   09.74%       (0.73) to 9.15
Horace Mann Short-Term
 Investments Fund             237,129   10.82 to 11.01    2,568,007 0.00% to 1.25%   04.07%         3.84 to 5.56
Horace Mann Small Cap
 Fund                       4,399,005   12.16 to 12.37   53,478,020 0.00% to 1.25%       --   (30.67) to (29.80)
Horace Mann International
 Equity Fund                2,935,800   10.46 to 10.64   30,723,465 0.00% to 1.25%       --   (27.31) to (26.37)
Horace Mann Socially
 Responsible Fund           4,970,814   13.70 to 13.93   68,083,188 0.00% to 1.25%   02.44%     (8.42) to (7.26)
Wilshire 5000 Index
 Portfolio-Institutional    1,735,539     9.17 to 9.33   15,924,589 0.00% to 1.25%   00.78%   (12.42) to (11.23)
Wilshire Large Co. Growth
 Portfolio-Institutional      587,742   30.49 to 31.01   17,920,506 0.00% to 1.25%       --   (17.37) to (16.32)
Wilshire 5000 Index
 Portfolio-Investment         213,861     9.07 to 9.28    1,942,448 0.00% to 1.25%   00.80%   (12.62) to (11.45)
Wilshire Large Co. Growth
 Portfolio-Investment          99,528   30.17 to 30.69    3,003,890 0.00% to 1.25%       --   (17.64) to (16.60)
Wilshire Large Co. Value
 Portfolio-Investment         266,320   20.82 to 21.17    5,546,423 0.00% to 1.25%   02.57%     (2.44) to (1.21)
Wilshire Small Co. Value
 Portfolio-Investment          80,507   15.88 to 16.14    1,278,594 0.00% to 1.25%   01.79%       15.91 to 17.21
Wilshire Small Co. Growth
 Portfolio-Investment          28,130   15.19 to 15.84      428,488 0.00% to 1.25%       --     (4.28) to (3.06)
T. Rowe Price Small-Cap
 Value Fund Advisor
 Class                        151,942   25.30 to 25.72    3,846,970 0.00% to 1.25%   00.02%       20.36 to 21.84
T. Rowe Small-Cap Fund
 Advisor Class                172,268   27.92 to 28.38    4,809,801 0.00% to 1.25%       --         5.28 to 6.57
Fidelity VIP Growth &
 Income Portfolio             230,640   13.66 to 13.89    3,152,138 0.00% to 1.25%   00.72%    (10.13) to (8.98)
Fidelity VIP Index 500
 Portfolio                     93,943 125.50 to 131.14   12,105,188 0.00% to 1.25%   00.76%   (15.23) to (12.31)
Fidelity VIP Mid Cap
 Portfolio                    551,984   19.30 to 19.62   10,656,212 0.00% to 1.25%   00.25%     (4.69) to (3.49)
Fidelity VIP Growth
 Portfolio                    404,152   35.27 to 35.86   14,256,514 0.00% to 1.25%   00.06%   (18.88) to (17.85)
Fidelity VIP Overseas
 Portfolio                    209,742   15.50 to 15.76    3,251,692 0.00% to 1.25%   03.62%   (22.15) to (21.16)
Fidelity VIP High Income
 Portfolio                     57,319     7.08 to 7.20      406,217 0.00% to 1.25%   09.86%   (13.13) to (11.98)
Fidelity VIP Investment
 Grade Portfolio              283,612   13.39 to 13.61    3,797,088 0.00% to 1.25%   01.33%         6.78 to 8.10
Davis Value Portfolio         333,527    9.80 to 10.04    3,270,039 0.00% to 1.25%   00.57%   (11.55) to (10.44)
Strong Opportunity Fund II    169,801   26.23 to 26.61    4,456,119 0.00% to 1.25%   00.66%     (4.72) to (3.69)
Strong Mid Cap Growth
 Fund II                      279,260   17.61 to 17.92    4,918,618 0.00% to 1.25%       --   (31.65) to (30.76)

HORACE MANN LIFE INSURANCE COMPANY                           2001 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements (Concluded)

December 31, 2001



6.  FINANCIAL HIGHLIGHTS (Concluded)

                                                               Expense as a % Investment
                                        Unit                   of Average Net   Income          Total
Account Division            Units       Value       Net Assets    Assets*       Ratio          Return**
-------------------------------------------------------------------------------------------------------------
J. P. Morgan U.S.
 Disciplined
 Equity Portfolio          431,258 $12.97 to $13.18 $5,592,767 0.00% to 1.25%   00.69%   (12.95%) to (11.78%)
Rainier Small/Mid Cap
 Equity Portfolio          135,479   26.41 to 26.84  3,578,878 0.00% to 1.25%       --       (5.14) to (3.94)
Neuberger Berman Genesis
 Fund                      228,309   19.07 to 19.46  4,368,759 0.00% to 1.25%       --          9.98 to 11.77
Alliance Premier Growth
 Portfolio                 357,364   25.91 to 26.37  9,270,208 0.00% to 1.25%       --     (18.45) to (17.41)
Putnam VT Vista Fund       326,406   12.82 to 13.03  4,184,721 0.00% to 1.25%   10.52%     (34.32) to (33.52)
Credit Suisse Small Co.
 Growth Portfolio          165,082   17.73 to 18.02  2,926,283 0.00% to 1.25%       --     (17.03) to (16.03)
Ariel Fund***               65,549   38.11 to 38.42  2,498,583 0.00% to 1.25%   00.25%         10.05 to 10.94
Ariel Appreciation Fund*** 115,976   37.51 to 37.80  4,350,556 0.00% to 1.25%   00.16%         10.29 to 11.14

* These ratios represent the annualized contract expenses of the active contract owners of the separate account, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

*** The total return is calculated from May 1, 2001, the effective date of the investment option in the variable account, through December 31, 2001.

Independent Auditors' Report

The Contract Owners of Horace Mann
Life Insurance Company Separate
Account and the Board of Directors
of Horace Mann Life Insurance Company:

We have audited the accompanying statements of net assets of each of the thirty-four portfolios comprising the Horace Mann Life Insurance Company Separate Account as of December 31, 2001, and the related statements of operations and the financial highlights for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the thirty-four portfolios comprising the Horace Mann Life Insurance Company Separate Account as of December 31, 2001, the results of their operations and financial highlights for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                [SIG]



                                              KPMG LLP

Chicago, Illinois
February 21, 2002

                                   Horace Mann
                               Value proposition

          Provide lifelong financial well-being for educators and their families through personalized service, advice and a full range of tailored insurance and financial products.
                                    [PHOTO]

Horace Mann(R)
Insuring America's Educational Community

www.horacemann.com
www.reacheverychild.com

The Horace Mann Companies
1 Horace Mann Plaza
Springfield, Illinois 62715-0001

PRSRT STD U.S. POSTAGE PAID
LANCASTER, PA PERMIT NO. 1910